OMB APPROVAL
OMB Number:	3235-0578
Expires:	March 31, 2019
Estimated average burden
hours per response:	10.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 5/31/16

Item 1. Schedule of Investments.

Invesco American Franchise Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2016

invesco.com/us	VK-AMFR-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.32%

Aerospace & Defense–2.08%

Honeywell International Inc.	346,082	$39,394,514
Raytheon Co.	1,134,983	147,173,246
		186,567,760

Air Freight & Logistics–0.50%

FedEx Corp.	269,684	44,489,769

Airlines–0.75%

Southwest Airlines Co.	1,583,226	67,255,440

Application Software–1.96%

salesforce.com, inc. (b)	2,094,698	175,347,170

Biotechnology–9.08%

Alexion Pharmaceuticals, Inc. (b)	231,602	34,948,742
Alkermes PLC (b)	1,195,644	55,489,838
Amgen Inc.	750,606	118,558,218
Biogen Inc. (b)	294,626	85,361,991
Celgene Corp. (b)	2,231,118	235,427,571
Gilead Sciences, Inc.	2,817,440	245,286,326
Vertex Pharmaceuticals Inc. (b)	425,540	39,639,051
		814,711,737

Broadcasting–0.20%

CBS Corp. -Class B	331,096	18,276,499

Cable & Satellite–3.71%

Charter Communications, Inc. -Class A (c)	248,467	54,399,365
Comcast Corp. -Class A	1,592,478	100,803,857
DISH Network Corp. -Class A (b)	3,552,845	177,286,966
		332,490,188

Communications Equipment–0.37%

Palo Alto Networks, Inc. (b)	253,575	33,081,394

Consumer Electronics–3.11%

Harman International Industries, Inc.	891,691	69,765,904
Sony Corp. (Japan)	7,496,000	208,986,638
		278,752,542

Consumer Finance–0.58%

Synchrony Financial (b)	1,654,759	51,628,481

Data Processing & Outsourced Services–5.68%

First Data Corp. -Class A (b)	10,663,090	133,608,518
MasterCard, Inc. -Class A	1,577,471	151,279,469
Visa Inc. -Class A	2,849,327	224,925,873
		509,813,860

	Shares	Value

Distillers & Vintners–0.73%

Constellation Brands, Inc. -Class A	429,927	$65,843,320

Drug Retail–0.64%

CVS Health Corp.	597,580	57,636,591

Environmental & Facilities Services–1.06%

Republic Services, Inc.	1,975,921	95,397,466

Food Retail–0.15%

Kroger Co. (The)	377,830	13,511,201

Health Care Equipment–1.03%

Medtronic PLC	1,142,490	91,947,595

Home Entertainment Software–3.89%

Activision Blizzard, Inc.	6,494,395	254,969,948
Electronic Arts Inc. (b)	1,221,496	93,749,818
		348,719,766

Home Improvement Retail–3.75%

Lowe’s Cos., Inc.	4,198,475	336,423,802

Hotels, Resorts & Cruise Lines–2.44%

Carnival Corp.	2,953,460	140,998,181
Royal Caribbean Cruises Ltd. (c)	1,011,511	78,280,836
		219,279,017

Household Appliances–0.81%

Whirlpool Corp.	415,388	72,535,053

Industrial Conglomerates–0.94%

Danaher Corp.	444,930	43,763,315
Roper Technologies, Inc.	236,731	40,499,939
		84,263,254

Industrial Gases–1.12%

Air Products and Chemicals, Inc.	706,247	100,739,072

Internet Retail–8.49%

Amazon.com, Inc. (b)	727,235	525,638,186
Netflix Inc. (b)	704,169	72,226,614
Priceline Group Inc. (The) (b)	129,511	163,744,643
		761,609,443

Internet Software & Services–12.36%

Alibaba Group Holding Ltd. -ADR (China)(b)	549,283	45,041,206
Alphabet Inc. -Class A (b)	757,537	567,281,583
Facebook Inc. -Class A (b)	4,182,140	496,880,053
		1,109,202,842

See accompanying notes which are an integral part of this schedule.

                                 Invesco American Franchise Fund

	Shares	Value

Investment Banking & Brokerage–1.03%

Charles Schwab Corp. (The)	3,031,772	$92,711,588

IT Consulting & Other Services–0.43%

Cognizant Technology Solutions Corp. -Class A (b)	622,248	38,230,917

Life Sciences Tools & Services–1.22%

Thermo Fisher Scientific, Inc.	720,149	109,297,014

Managed Health Care–2.62%

UnitedHealth Group Inc.	1,756,990	234,856,853

Movies & Entertainment–0.48%

Time Warner Inc.	574,601	43,474,312

Oil & Gas Equipment & Services–1.44%

Halliburton Co.	3,072,269	129,588,306

Oil & Gas Exploration & Production–0.85%

Pioneer Natural Resources Co.	475,725	76,268,232

Packaged Foods & Meats–1.53%

JM Smucker Co. (The)	580,041	74,912,295
Tyson Foods, Inc. -Class A	970,011	61,867,302
		136,779,597

Pharmaceuticals–5.16%

Allergan PLC (b)	824,316	194,332,497
Bristol-Myers Squibb Co.	1,922,840	137,867,628
Eli Lilly and Co.	1,035,313	77,679,534
Zoetis Inc.	1,120,812	53,148,905
		463,028,564

Semiconductors–3.31%

Broadcom Ltd. (Singapore)	1,145,297	176,788,045
NXP Semiconductors N.V. (Netherlands)(b)	1,267,796	119,794,044
		296,582,089

Soft Drinks–0.99%

Monster Beverage Corp. (b)	592,510	88,876,500

Specialized Consumer Services–0.41%

Service Corp. International	1,339,856	36,712,054

Specialized Finance–0.97%

S&P Global Inc.	779,639	87,171,437

Specialized REIT’s–1.08%

American Tower Corp.	918,369	97,145,073

Specialty Chemicals–0.86%

Sherwin-Williams Co. (The)	265,684	77,337,956

Systems Software–2.80%

Microsoft Corp.	3,676,000	194,828,000
ServiceNow, Inc. (b)	790,185	56,600,951
		251,428,951

	Shares	Value

Technology Hardware, Storage & Peripherals–4.13%

Apple Inc.	3,710,739	$370,554,396

Tobacco–3.56%

Altria Group, Inc.	1,538,148	97,887,739
Philip Morris International Inc.	1,835,429	181,120,133
Reynolds American Inc.	805,667	40,041,650
		319,049,522

Wireless Telecommunication Services–1.02%

Sprint Corp. (b)	24,021,561	91,281,932
Total Common Stocks & Other Equity Interests (Cost $6,247,503,792)		8,909,898,555

Money Market Funds–0.72%

Liquid Assets Portfolio – Institutional Class, 0.44% (d)	32,618,550	32,618,550
Premier Portfolio –Institutional Class, 0.39% (d)	32,618,550	32,618,550
Total Money Market Funds (Cost $65,237,100)		65,237,100
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.04% (Cost $6,312,740,892)		8,975,135,655

Investments Purchased with Cash Collateral from Securities on Loan–0.05%

Money Market Funds–0.05%

Liquid Assets Portfolio –Institutional Class, 0.44% (Cost $4,370,802)(d)(e)	4,370,802	4,370,802
TOTAL INVESTMENTS–100.09% (Cost $6,317,111,694)		8,979,506,457
OTHER ASSETS LESS LIABILITIES–(0.09)%		(8,496,654)
NET ASSETS–100.00%		$8,971,009,803

Investment Abbreviations:

ADR	—American Depositary Receipt

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2016.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco American Franchise Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco American Franchise Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

                                 Invesco American Franchise Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

                                 Invesco American Franchise Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,770,519,819	$208,986,638	$—	$8,979,506,457

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $4,158,993,055 and $4,627,689,497, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,708,451,920
Aggregate unrealized (depreciation) of investment securities	(81,763,159)
Net unrealized appreciation of investment securities	$2,626,688,761
Cost of investments for tax purposes is $6,352,817,696.

                                 Invesco American Franchise Fund

Invesco California Tax-Free Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	MS-CTFI-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–107.48%

California–103.35%

ABAG Finance Authority For Nonprofit Corps. (Sharp HealthCare); Series 2014 A, RB	5.00%	08/01/2043	$500	$585,830
Alameda (County of) Corridor Transportation Authority; Series 2016 B, Ref. Second Sub Lien RB	5.00%	10/01/2037	1,000	1,194,200
Series 2016 B, Ref. Tax-Exempt Second Sub Lien RB	5.00%	10/01/2034	1,000	1,205,150
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/2040	1,575	1,749,053
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	09/01/2020	1,925	1,793,234
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS-AGM) (a)	6.00%	09/01/2016	2,110	2,137,367
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	2,500	2,939,800
Antelope Valley-East Kern Water Agency; Series 2016, Ref. Water RB	5.00%	06/01/2036	650	791,707
Series 2016, Ref. Water RB	5.00%	06/01/2037	1,000	1,214,070
Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	08/01/2037	1,500	1,543,170
Bakersfield (City of); Series 2007 A, Wastewater RB (c)(d)	5.00%	09/15/2017	2,215	2,340,723
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS-AMBAC) (a)	5.25%	07/01/2017	1,040	1,053,489
Bay Area Toll Authority (San Francisco Bay Area); Series 2008 F-1, Toll Bridge RB (c)(d)	5.00%	04/01/2018	2,500	2,696,425
Series 2008 F-1, Toll Bridge RB (c)(d)(e)	5.00%	04/01/2018	1,250	1,348,213
Series 2009 F-1, Toll Bridge RB (c)(d)(e)	5.13%	04/01/2019	1,500	1,675,545
Series 2009 F-1, Toll Bridge RB (c)(d)(e)	5.25%	04/01/2019	4,685	5,249,589
Series 2009 F-1, Toll Bridge RB (c)(d)(e)	5.25%	04/01/2019	5,205	5,832,255
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,332,863
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds (b)	0.00%	08/01/2026	1,465	1,183,984
Series 2009, Unlimited Tax CAB GO Bonds (b)	0.00%	08/01/2032	3,045	1,991,125
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS-AGM) (a)	5.50%	08/01/2018	1,090	1,094,742
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	3,930,506
California (State of) (Kindergarten University Public Education Facilities); Series 2004 B-3, VRD Unlimited Tax GO Bonds (LOC-Citibank, N.A.) (f)(g)	0.25%	05/01/2034	1,800	1,800,000
California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB (e)	5.00%	01/01/2038	2,100	2,231,271
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB	5.00%	10/01/2049	1,000	1,205,840
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/2040	2,000	2,358,180
California (State of) Educational Facilities Authority (Stanford University); Series 2007 T-1, RB (e)	5.00%	03/15/2039	3,190	4,452,634
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB (e)	5.25%	10/01/2039	1,800	1,983,672
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/2039	500	569,480
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/2039	500	571,775
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,824,550
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,615,471
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,547,312
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,234,000
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB	5.00%	08/15/2039	1,050	1,170,519
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS-AGM) (a)	5.25%	07/01/2038	2,950	3,309,310

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2016 B, RB	5.00%	08/15/2055	$1,750	$2,075,780
California (State of) Health Facilities Financing Authority (Providence Health & Services); Series 2008, RB (c)(d)	6.50%	10/01/2018	980	1,110,448
Series 2008, RB (c)(d)	6.50%	10/01/2018	20	22,662
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,505,720
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,174,110
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2015 A, RB	5.00%	08/15/2054	825	973,492
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/2040	2,000	2,391,440
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/2026	1,000	1,190,330
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,139,230
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,272,935
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,369,728
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,614,611
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,706,610
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group); Series 2007, COP (c)(d)	5.00%	02/01/2017	985	1,014,186
Series 2007, COP	5.00%	02/01/2020	1,400	1,436,218
Series 2007, COP (c)(d)	5.25%	02/01/2017	205	211,414
Series 2007, COP	5.25%	02/01/2037	295	301,201
California (State of) Municipal Finance Authority (Eisenhower Medical Center); Series 2010 A, RB	5.50%	07/01/2030	1,000	1,106,930
Series 2010 A, RB	5.75%	07/01/2040	1,500	1,664,385
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/2033	1,315	1,546,138
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	688,684
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/2030	1,000	1,166,380
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (h)(i)	5.00%	07/01/2037	3,000	3,329,520
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB (h)	3.00%	11/01/2025	1,500	1,593,525
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,379,280
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,580,530
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB (c)(d)	5.00%	09/01/2023	1,000	1,254,520
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/2043	840	964,748
Series 2015, School Facility RB (i)	5.00%	07/01/2045	615	670,731
California (State of) School Finance Authority (Aspire Public Schools); Series 2015 A, Ref. Charter School RB (i)	5.00%	08/01/2045	1,000	1,130,320
Series 2016, Ref. Charter School RB (i)	5.00%	08/01/2046	750	847,103
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB (i)	5.00%	08/01/2045	1,500	1,629,990
California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB (i)	5.00%	07/01/2045	500	549,045
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	943,570
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,732,742

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	$820	$919,064
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,293,980
California (State of) Statewide Communities Development Authority (Birchcrest Apartments); Series 2001 S, VRD RB (LOC-U.S. Bank, N.A.) (f)(g)(h)	0.38%	08/01/2032	1,500	1,500,000
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.40%	11/01/2027	1,785	1,858,221
Series 2014 A, RB	5.13%	11/01/2023	715	784,670
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,921,945
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS-AGM) (a)	5.25%	10/01/2043	600	706,854
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	868,898
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,700,055
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (c)(d)	6.75%	08/01/2019	445	526,106
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB (i)	6.25%	11/15/2019	1,650	1,782,049
Series 2009, Senior Living RB (i)	7.25%	11/15/2041	500	582,750
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,081,780
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,313,360
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB (b)	0.00%	06/01/2046	8,000	1,215,360
California (State of); Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,684,350
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	2,048,970
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	1,250	1,427,550
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,543,810
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,889,456
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,932,825
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,199,960
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,203,640
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB (b)	0.00%	06/01/2033	1,645	620,445
California Infrastructure & Economic Development Bank ( Pacific Gas & Electric Co.); Series 2009 C, Ref. VRD RB (LOC-Sumitomo Mitsui Banking Corp.) (f)(g)	0.29%	12/01/2016	1,000	1,000,000
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,201,230
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	5,052,404
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,375,240
California Infrastructure & Economic Development Bank (The Walt Disney Family Museum); Series 2016, Ref. RB	5.00%	02/01/2030	200	247,716
Series 2016, Ref. RB	5.00%	02/01/2031	300	369,840
California Infrastructure & Economic Development Bank (Traditional Baking Inc.); Series 2003, VRD Industrial Development RB (LOC-U.S. Bank, N.A.) (f)(g)(h)	0.44%	08/01/2028	1,020	1,020,000
California State University; Series 2009 A, Systemwide RB (c)(d)	5.25%	05/01/2019	1,000	1,127,050
Series 2012 A, Systemwide RB (e)	5.00%	11/01/2037	6,750	8,035,200
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS-AMBAC) (a)	5.00%	11/01/2033	725	767,275

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(b)	0.00%	08/01/2029	$735	$505,555
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (c)(d)	5.00%	08/01/2017	2,500	2,628,375
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/2036	2,000	2,297,780
Eastern Municipal Water District; Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2028	1,025	1,307,746
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2033	1,005	1,255,124
Series 2016 A, Ref. Water and Wastewater RB	5.00%	07/01/2045	1,000	1,218,590
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/2034	1,000	1,143,110
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS-AGC) (a)	5.50%	06/01/2034	1,000	1,137,980
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (b)	0.00%	08/01/2033	4,430	2,485,540
Emeryville (City of) Public Financing Authority (Alameda County); Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (a)	5.00%	09/01/2032	445	531,851
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (a)	5.00%	09/01/2033	385	458,866
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (a)	5.00%	09/01/2034	500	593,875
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,993,734
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS-AMBAC) (a)	5.38%	09/01/2025	1,500	1,506,015
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2021	1,480	1,483,286
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS-AGM) (a)(b)	0.00%	01/15/2035	2,745	1,390,699
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	945,539
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	1,021,347
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights); Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,296,650
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,251,484
Gilroy Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (b)(d)	0.00%	08/01/2029	615	466,607
Series 2009 A, Unlimited Tax CAB GO Bonds (b)(d)	0.00%	08/01/2031	2,235	1,614,698
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2029	4,735	3,208,247
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2031	1,415	882,804
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2024	2,425	2,434,530
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	2,740	2,762,523
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,440	3,462,566
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	2,000	2,000,020
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,382,320
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	825,014
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INC-AGM) (a)	5.00%	06/01/2036	1,270	1,540,624
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS-AMBAC) (a)	5.25%	05/01/2023	1,000	1,115,770
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,655	1,663,920
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB (b)	0.00%	06/01/2036	5,000	1,295,500
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ; Series 2014, Special Tax RB	5.00%	09/01/2044	445	503,802
Series 2014, Special Tax RB	5.00%	09/01/2049	445	503,375
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	599,336
Irvine Unified School District; Series 2015, Ref. Special Tax RB	5.00%	09/01/2038	3,500	4,156,495
Kern (County of) (Capital Improvments); Series 2009 A, COP (INS-AGC) (a)	5.75%	08/01/2035	1,000	1,117,660

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, Water Revenue COP (c)(d)	5.00%	05/01/2018	$1,700	$1,839,774
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (c)(d)	5.00%	10/01/2017	740	783,423
Series 2007 A, Wastewater System Revenue COP (INS-AGM) (a)	5.00%	10/01/2037	260	274,219
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,335,800
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,428,496
Long Beach (City of) Financing Authority; Series 1992, RB (INS-AMBAC) (a)	6.00%	11/01/2017	6,570	6,728,731
Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,823,075
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,826,355
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	699,498
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,853,225
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,135,500
Series 2013, RB (h)	5.00%	05/15/2043	3,000	3,434,850
Series 2016 A, Sub. RB (h)	5.00%	05/15/2042	1,000	1,183,300
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,200,360
Los Angeles (City of) Department of Water & Power; Series 2011 A, Power System RB (e)	5.00%	07/01/2022	1,800	2,156,706
Series 2011 A, Water System RB	5.25%	07/01/2039	1,500	1,736,685
Series 2016 A, Ref. Water System RB	5.00%	07/01/2041	2,000	2,438,940
Subseries 2006 A-1, Waterworks RB (INS-AMBAC) (a)	5.00%	07/01/2036	430	431,608
Subseries 2006 A-1, Waterworks RB (INS-AMBAC) (a)	5.00%	07/01/2036	1,055	1,059,188
Subseries 2007 A-1, Power System RB (INS-AMBAC) (a)	5.00%	07/01/2037	1,000	1,047,720
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,173,940
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB (h)	5.00%	08/01/2036	1,000	1,182,800
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds (c)(d)(e)	5.00%	08/01/2018	2,000	2,183,900
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS-AMBAC) (a)(b)	0.00%	08/01/2024	1,265	1,030,545
Los Angeles Municipal Improvement Corp. Series 2016 B, Ref. Real Property Lease RB	5.00%	11/01/2036	3,000	3,665,520
Los Angeles Unified School District (Election of 2004); Series 2007 H, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	07/01/2032	1,000	1,045,540
Series 2009 I, Unlimited Tax GO Bonds (INS-AGC) (a)	5.00%	01/01/2034	3,000	3,372,720
M-S-R Energy Authority; Series 2009 B, Gas RB	6.13%	11/01/2029	1,600	2,101,040
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2035	940	487,973
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS-NATL) (a)	5.00%	10/01/2020	1,120	1,123,730
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (c)(d)	5.25%	08/01/2019	1,000	1,137,220
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2031	840	509,032
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB (i)	6.50%	03/01/2028	1,000	1,083,540
Napa Valley Unified School District; Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	2,000	2,442,340
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	1,500	1,881,735
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM) (a)	5.63%	10/01/2034	1,000	1,129,690
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,521,712
Oakland Unified School District (County of Alameda, California); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,248,754
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	146,058
Series 2015 A, Special Tax RB	5.25%	08/15/2045	615	716,942
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/2039	2,000	2,235,900
Panama-Buena Vista Union School District (School Construction); Series 2006, COP (c)(d)	5.00%	09/01/2016	1,045	1,056,767

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (c)(d)	5.25%	08/01/2017	$1,600	$1,686,960
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (c)(d)	5.50%	08/01/2018	1,000	1,103,590
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,076,333
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS-NATL) (a)	6.00%	04/01/2019	650	700,063
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,149,190
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2034	1,000	1,051,610
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2023	1,400	1,405,166
Regents of the University of California; Series 2009 E, Medical Center Pooled RB	5.50%	05/15/2027	2,500	2,635,125
Series 2009 O, General RB (c)(d)(e)	5.75%	05/15/2019	705	806,450
Series 2009 O, General RB (c)(d)(e)	5.75%	05/15/2019	1,050	1,201,095
Series 2009 Q, General RB (e)(j)	5.00%	05/15/2034	920	965,632
Riverside (City of); Series 2008 B, Water RB (INS-AGM) (a)	5.00%	10/01/2033	1,000	1,095,060
Series 2008 D, Electric RB (INS-AGM) (a)	5.00%	10/01/2038	1,800	1,955,808
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,083,240
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/2032	1,500	1,725,885
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,133,660
Sacramento (County of); Series 2008 A, Sr. Airport System RB (INS-AGM) (a)	5.00%	07/01/2032	1,000	1,078,160
Series 2008 A, Sr. Airport System RB (INS-AGM) (a)	5.00%	07/01/2041	1,015	1,094,332
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,492,644
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,473,200
San Clemente (City of) (Community Facilities District 2006-1); Series 2015, Special Tax RB	5.00%	09/01/2040	315	359,349
San Diego (City of) Public Facilities Financing Authority (Ballpark Refunding); Series 2016, Ref. Lease RB	5.00%	10/15/2031	1,525	1,868,887
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS-AGC) (a)	5.25%	10/01/2027	2,535	2,621,697
San Diego (City of) Public Facilities Financing Authority; Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,917,203
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,839,030
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,656,959
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,838,250
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB (e)	5.00%	04/01/2048	2,980	3,534,876
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (e)	5.25%	08/01/2033	1,500	1,704,045
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/2031	2,500	2,913,550
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,148,470
Series 2011 C, Ref. Second Series RB (h)	5.00%	05/01/2023	5,000	5,850,150
Series 2011 G, Second Series RB	5.25%	05/01/2028	2,000	2,384,540
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,687,760
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB (c)(d)	6.75%	02/01/2021	1,000	1,255,000
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB (c)(d)	7.00%	02/01/2021	500	632,645

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	$1,060	$1,224,130
Series 2016 B, Tax Allocation RB	5.00%	08/01/2036	350	421,831
Series 2016 B, Tax Allocation RB (INS-NATL) (a)	5.00%	08/01/2043	1,100	1,325,753
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	561,735
San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/2036	1,000	1,183,610
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,867,815
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2044	2,000	2,234,800
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	09/01/2031	3,110	1,941,075
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS-AGM) (a)	5.00%	08/01/2030	1,500	1,718,550
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB (c)(d)	5.25%	05/15/2018	3,000	3,230,370
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,153,410
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,145,530
Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	924,553
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	800,292
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	521,460
Sierra View Local Health Care District; Series 2007, RB (c)(d)	5.25%	07/01/2017	1,500	1,575,120
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (b)	0.00%	06/01/2036	3,000	989,310
Simi Valley Unified School District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	08/01/2028	3,480	2,450,860
Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	08/01/2030	2,765	1,747,591
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	1,022,117
Southern California Metropolitan Water District; Series 2009 B, Ref. RB (e)	5.00%	07/01/2027	8,585	9,626,446
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB (e)	5.25%	07/01/2031	2,100	2,443,770
Series 2011-1, RB (e)	5.25%	07/01/2029	2,100	2,497,047
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,839,770
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS-NATL) (a)	5.13%	08/01/2027	2,150	2,163,007
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/2041	1,000	1,141,510
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB	5.00%	09/01/2038	3,000	3,476,130
Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC) (a)	5.13%	03/01/2036	1,475	1,618,222
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,359,370
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(b)	0.00%	08/01/2025	2,500	2,003,950
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC) (a)	5.63%	09/01/2039	1,000	1,126,830
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,724,040
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	08/01/2024	4,685	3,907,056
				451,823,845

Guam–1.59%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.38%	12/01/2024	1,000	1,122,450
Series 2009 A, Limited Obligation RB	5.63%	12/01/2029	660	742,711
Guam (Territory of) International Airport Authority; Series 2013 C, General RB (h)	6.25%	10/01/2034	1,000	1,222,040

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Guam–(continued)
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	$765	$875,856
Series 2016, Water & Wastewater System RB	5.00%	01/01/2046	1,125	1,303,572
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,673,730
				6,940,359

Puerto Rico–0.88%

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB (c)(d)	5.45%	07/01/2017	3,680	3,869,741

Virgin Islands–1.66%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (h)	5.00%	09/01/2029	1,645	1,902,440
Series 2014 A, Ref. RB (h)	5.00%	09/01/2033	1,500	1,707,165
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	1,675	1,882,868
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	1,600	1,785,552
				7,278,025
TOTAL INVESTMENTS(k)–107.48% (Cost $419,586,550)				469,911,970
FLOATING RATE NOTE OBLIGATIONS–(7.60)%
Notes with interest and fee rates ranging from 0.92% to 1.01% at 05/31/2016 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2048 (See Note 1D)(l)				(33,230,000)
OTHER ASSETS LESS LIABILITIES–0.12%				515,360
NET ASSETS–100.00%				$437,197,330

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.	LOC	—	Letter of Credit
AGM	—	Assured Guaranty Municipal Corp.	NATL	—	National Public Finance Guarantee Corp.
AMBAC	—	American Municipal Bond Assurance Corp.	RB	—	Revenue Bonds
CAB	—	Capital Appreciation Bonds	Ref.	—	Refunding
COP	—	Certificates of Participation	Sr.	—	Senior
GO	—	General Obligation	Sub.	—	Subordinated
INS	—	Insurer	VRD	—	Variable Rate Demand
Jr.	—	Junior

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2016.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Security subject to the alternative minimum tax.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $11,605,048, which represented 2.65% of the Fund’s Net Assets.
(j)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	7.4%
(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2016. At May 31, 2016, the Fund’s investments with a value of $57,928,346 are held by TOB Trusts and serve as collateral for the $33,230,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

                                 Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – (continued)

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $80,382,874 and $30,223,454, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$50,637,857
Aggregate unrealized (depreciation) of investment securities	—
Net unrealized appreciation of investment securities	$50,637,857
Cost of investments for tax purposes is $419,274,113.

                                 Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2016

invesco.com/us	CPB-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–49.75%

Advertising–0.01%

Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(b)	$100,000	$105,750

Aerospace & Defense–0.07%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2018(b)	20,000	20,600
7.75%, 03/15/2020(b)	83,000	82,792
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	166,000	163,095
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	170,000	173,612
Orbital ATK Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2023	90,000	94,725
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	235,000	239,700
Sr. Unsec. Sub. Gtd. Notes, 6.38%, 06/15/2026(b)	61,000	61,458
		835,982

Agricultural & Farm Machinery–0.43%

John Deere Capital Corp., Sr. Unsec. Medium-Term Notes, 3.15%, 10/15/2021	4,460,000	4,671,796
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	147,000	124,583
		4,796,379

Agricultural Products–0.01%

US Foods, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/30/2019	130,000	133,575

Airlines–1.37%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	160,000	169,200

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 09/22/2023	2,246,000	2,258,634
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 5.25%, 01/15/2024	3,023,000	3,151,478

Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	917,828	924,712
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	426,172	446,415

	Principal Amount		Value

Airlines–(continued)

LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	$6,422,169		$5,747,841
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 05/10/2028(b)	2,575,000		2,597,531
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 10/01/2019		7,946	8,755
			15,304,566

Alternative Carriers–0.06%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	186,000		196,230
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	115,000		117,875
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	107,000		107,535
5.38%, 01/15/2024(b)	281,000		286,269
			707,909

Aluminum–0.01%

Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(b)	66,000		68,046

Apparel Retail–0.03%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	122,000		123,525
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	189,000		160,886
			284,411

Apparel, Accessories & Luxury Goods–0.12%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	682,000		682,426
4.88%, 05/15/2026(b)	706,000		708,206
			1,390,632

Asset Management & Custody Banks–0.81%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000		2,972,637

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–(continued)

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	$965,000	$972,803
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	2,645,000	2,763,098
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,545,000	1,677,959
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	84,000	86,100
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	80,600
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	215,000	218,225
NBTY, Inc., Sr. Unsec. Notes, 7.63%, 05/15/2021(b)	50,000	51,250
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	194,000	203,215
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	45,000	46,687
		9,072,574

Auto Parts & Equipment–0.03%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	170,000	165,325
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	128,000	132,160
5.50%, 12/15/2024	24,000	23,220
		320,705

Automobile Manufacturers–0.88%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 3.88%, 09/15/2021(b)	3,274,000	3,517,003
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	1,753,000	1,743,857
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	2,355,000	2,422,706
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	1,565,000	1,581,995
Kia Motors Corp. (South Korea), Sr. Unsec. Notes, 3.25%, 04/21/2026(b)	600,000	608,947
		9,874,508

Automotive Retail–0.39%

AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	4,164,000	4,312,305

	Principal Amount	Value

Biotechnology–0.28%

Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	$2,794,000	$3,091,185

Brewers–1.24%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	3,929,000	3,996,970
3.30%, 02/01/2023	5,516,000	5,679,908
3.65%, 02/01/2026	4,004,000	4,180,606
		13,857,484

Broadcasting–0.08%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	62,000	59,830
Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	99,000	99,990
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	121,000	127,050
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	160,000	164,800
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(b)	122,000	122,000
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	85,000	88,612
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	180,000	183,150
		845,432

Building Products–0.27%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	100,000	106,750
BMC Stock Holdings, Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(b)	126,000	132,300
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	203,000	213,657
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	102,000	111,435
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	220,000	224,950
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 03/02/2015; Cost $24,000)(b)	25,000	18,625
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	20,000	21,550
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	130,000	133,900
6.00%, 10/15/2025(b)	1,874,000	2,000,495
		2,963,662

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Cable & Satellite–0.97%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	$300,000	$305,625
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	105,000	105,788
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.13%, 05/01/2023(b)	281,000	285,566
5.75%, 02/15/2026(b)	535,000	551,050
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.46%, 07/23/2022(b)	2,000,000	2,089,463
4.91%, 07/23/2025(b)	1,527,000	1,637,348
6.83%, 10/23/2055(b)	2,464,000	2,780,588
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(b)	1,220,000	1,430,906
9.38%, 01/15/2019(b)	25,000	29,028
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	190,000	196,175
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	365,000	339,450
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	256,000	256,000
Sr. Sec. Gtd. Notes, 7.38%, 05/01/2026(b)	200,000	202,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	203,100
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	202,500
VTR Finance B.V. (Netherlands), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	250,312
		10,865,149

Casinos & Gaming–0.06%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	173,000	181,650
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(b)	51,000	52,658
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co-Issuer Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(b)	51,000	53,805
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	85,000	89,037
7.75%, 03/15/2022	110,000	124,575

	Principal Amount	Value

Casinos & Gaming–(continued)

Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	$100,000	$105,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/2022	18,000	18,315
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	80,000	77,700
		702,990

Catalog Retail–0.54%

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	2,800,000	2,731,310
4.85%, 04/01/2024	1,736,000	1,739,549
5.45%, 08/15/2034	1,815,000	1,612,912
		6,083,771

Commercial Printing–0.02%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	226,000	233,910

Commodity Chemicals–0.06%

Braskem Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Bonds, 6.45%, 02/03/2024	400,000	393,000
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	114,000	117,135
Mexichem S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 09/19/2042(b)	200,000	200,750
		710,885

Communications Equipment–0.01%

Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	124,000	134,850

Construction & Engineering–0.24%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	170,000	177,231
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	2,916,000	2,541,842
		2,719,073

Construction Machinery & Heavy Trucks–0.09%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	166,000	170,565
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	192,000	189,840
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	59,000	51,330
6.75%, 06/15/2021	94,000	88,595

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Construction Machinery & Heavy Trucks–(continued)

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	$245,000	$175,175
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	270,000	280,800
5.38%, 03/01/2025	60,000	61,950
		1,018,255

Construction Materials–0.01%

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-03/27/2013; Cost $172,806)(b)	170,000	136,850

Consumer Finance–1.02%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	3,525,000	3,573,469
4.63%, 03/30/2025	1,813,000	1,824,331
5.13%, 09/30/2024	274,000	283,932
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	5,430,000	5,689,101
		11,370,833

Diversified Banks–5.13%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/2024(b)	200,000	208,000
Bank of America Corp., Series DD, Jr. Unsec. Sub. Notes, 6.30% (c)	2,080,000	2,215,200
Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	1,645,000	1,686,125
Series Z, Jr. Unsec. Sub. Notes, 6.50% (c)	3,360,000	3,586,800
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,439,784
Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	600,000	665,072
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	2,970,000	3,289,351
Unsec. Sub. Notes, 4.45%, 09/29/2027	5,555,000	5,624,046
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	2,300,000	2,256,875
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	4,110,000	4,192,200
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (c)	2,165,000	2,243,481

	Principal Amount	Value

Diversified Banks–(continued)

Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	$1,160,000	$1,160,577
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,360,000	1,462,950
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,106,364
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	2,710,000	2,547,400
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	2,840,000	2,941,069
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec. Global Notes, 3.85%, 03/01/2026	2,035,000	2,168,209
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	2,140,000	2,102,550
Societe Generale S.A. (France), Unsec. Sub. Notes, 4.25%, 04/14/2025(b)	3,175,000	3,147,719
4.75%, 11/24/2025(b)	6,010,000	6,098,221
VTB Bank OJSC Via VTB Capital S.A. (Russia), REGS, Unsec. Sub. Euro Bonds, 6.95%, 10/17/2022(b)	200,000	203,818
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	3,500,000	3,970,015
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	2,835,000	3,047,625
		57,363,451

Diversified Capital Markets–1.14%

Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	1,965,000	1,926,247
4.88%, 05/15/2045	5,640,000	5,613,715
UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	5,105,000	5,242,978
		12,782,940

Diversified Chemicals–0.20%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	200,000	181,500
Consolidated Energy Finance S.A. (Trinidad), Sr. Unsec. Gtd. Notes, 6.75%, 10/15/2019(b)	200,000	188,500
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,884,613
		2,254,613

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Metals & Mining–0.69%

Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	$59,000	$56,640
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	165,000	152,006
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.50%, 11/01/2020(b)	13,000	13,325
7.88%, 11/01/2022(b)	2,203,000	2,247,060
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	322,170
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	211,000
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	5,460,000	4,695,600
8.00%, 06/01/2021(b)	30,000	30,750
		7,728,551

Diversified Real Estate Activities–0.07%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	785,000	792,543

Diversified REIT’s–0.75%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,513,413
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	1,682,000	1,715,315
W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/2025	5,375,000	5,154,891
		8,383,619

Drug Retail–0.22%

Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.45%, 06/01/2026	2,401,000	2,401,538

Electric Utilities–0.75%

Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/2045	679,000	721,328
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(b)(c)	1,535,000	1,454,259
Eskom Holdings SOC Ltd. (South Africa), REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(b)	400,000	366,500
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	4,085,000	4,247,011
Southern Power Co., Sr. Unsec. Global Notes, 4.15%, 12/01/2025	1,490,000	1,555,735
		8,344,833

	Principal Amount	Value

Electrical Components & Equipment–0.03%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	$203,000	$202,746
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	100,000	101,250
5.00%, 10/01/2025(b)	60,000	60,700
		364,696

Environmental & Facilities Services–0.03%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	243,000	252,112
GFL Environmental Inc. (Canada), Sr. Unsec. Notes, 9.88%, 02/01/2021(b)	116,000	124,410
		376,522

Fertilizers & Agricultural Chemicals–0.03%

Israel Chemicals Ltd. (Israel), Sr. Unsec. Euro Bonds, 4.50%, 12/02/2024(b)	300,000	306,000

Food Retail–0.51%

Cargill, Inc., Sr. Unsec. Notes, 3.25%, 11/15/2021(b)	5,475,000	5,732,355

Forest Products–0.02%

Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(b)	89,000	93,228
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	120,000	123,150
		216,378

Gas Utilities–0.03%

AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	84,000	88,935
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	120,000	113,700
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	65,000	60,288
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	40,000	39,700
		302,623

General Merchandise Stores–0.01%

Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	134,000	142,208

Gold–0.37%

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/2016	4,167,000	4,165,792

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Health Care Facilities–0.22%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/2024(b)	$60,000	$62,850
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	179,737	155,248
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	140,400
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	136,000	147,815
6.50%, 02/15/2020	675,000	743,512
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	240,000	248,550
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	132,600
5.88%, 02/15/2026	70,000	72,800
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	77,000	78,155
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	89,000	89,779
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	214,000	220,955
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	40,000	39,550
8.00%, 08/01/2020	76,000	77,900
8.13%, 04/01/2022	270,000	273,038
		2,483,152

Health Care REIT’s–0.81%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	4,740,000	4,849,885
4.25%, 11/15/2023	1,305,000	1,336,185
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,840,565
		9,026,635

Health Care Services–0.05%

DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	180,000	179,325
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	167,000	170,757
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	45,000	49,185
Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	166,000	171,395
		570,662

Home Entertainment Software–0.26%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,790,000	2,910,006

	Principal Amount	Value

Home Improvement Retail–0.02%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	$197,000	$176,808

Homebuilding–0.20%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	301,000	266,761
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	40,000	40,000
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	221,000	191,994
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	157,000	163,084
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	26,000	23,140
Sr. Unsec. Gtd. Notes, 8.00%, 11/01/2019(b)	208,000	145,600
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	20,000	20,550
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	60,000	59,925
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,470,000	1,128,934
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	80,000	82,000
7.15%, 04/15/2020	55,000	60,019
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	46,000	46,402
		2,228,409

Hotel and Resort REIT’s–0.76%

Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	5,995,000	6,144,429
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,356,210
		8,500,639

Hotels, Resorts & Cruise Lines–0.01%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	40,000	42,988
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/2022	39,000	41,340
		84,328

Household Products–0.07%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	147,000	152,329
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	250,000	261,875
9.88%, 08/15/2019	100,000	104,125

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Household Products–(continued)

Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	$80,000	$83,900
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	151,000	153,642
		755,871

Housewares & Specialties–0.76%

Newell Brands Inc., Sr. Unsec. Global Notes, 3.85%, 04/01/2023	4,952,000	5,161,029
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	3,157,000	3,340,322
		8,501,351

Independent Power Producers & Energy Traders–0.25%

AES Andres B.V./ Dominican Power Partners/ Empresa Generadora de Electricidad de Itabo (Dominican Repubic), Sr. Unsec. Gtd. Notes, 7.95%, 05/11/2026(b)	2,473,000	2,503,912
AES Corp. (The), Sr. Unsec. Global Notes, 7.38%, 07/01/2021	66,000	75,735
Sr. Unsec. Notes, 6.00%, 05/15/2026	11,000	11,206
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	11,000	11,578
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	58,000	57,130
5.50%, 02/01/2024	102,000	99,195
		2,758,756

Industrial Conglomerates–0.04%

ALFA, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 5.25%, 03/25/2024(b)	400,000	423,000

Industrial Machinery–0.01%

Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	126,000	94,500
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	59,000	58,041
		152,541

Industrial REIT’s–0.17%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	1,896,000	1,904,887

Integrated Oil & Gas–2.39%

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 09/18/2023	600,000	600,750
5.88%, 05/28/2045	100,000	80,750

	Principal Amount	Value

Integrated Oil & Gas–(continued)

Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Notes, 4.95%, 07/19/2022(b)	$3,051,000	$3,083,646
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 4.56%, 04/24/2023(b)	3,051,000	3,004,281
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 8.38%, 05/23/2021	1,250,000	1,237,500
8.75%, 05/23/2026	2,626,000	2,504,547
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	300,000	295,425
Sr. Unsec. Gtd. Global Notes, 6.50%, 06/02/2041	100,000	94,634
PETRONAS Capital Ltd. (Malaysia), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.50%, 03/18/2025(b)	400,000	410,727
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	400,000	410,079
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 1.88%, 05/10/2021	6,039,000	5,957,815
2.88%, 05/10/2026	1,541,000	1,524,230
4.00%, 05/10/2046	7,751,000	7,539,363
		26,743,747

Integrated Telecommunication Services–1.33%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	1,567,000	1,572,112
4.75%, 05/15/2046	2,287,000	2,277,831
Sr. Unsec. Notes, 4.45%, 04/01/2024	1,090,000	1,172,121
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	110,000	109,714
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(b)	23,000	24,581
10.50%, 09/15/2022(b)	120,000	125,400
11.00%, 09/15/2025(b)	110,000	112,475
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	105,000	107,100
Ooredoo International Finance Ltd. (Qatar), REGS, Sr. Unsec. Gtd. Euro Notes, 5.00%, 10/19/2025(b)	200,000	220,500
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	190,000	191,900
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	70,000	74,375
6.84%, 04/28/2023	135,000	143,775
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	152,000	160,360
6.63%, 04/01/2023	194,000	206,125
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	36,000	37,620
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	540,000	542,700

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Verizon Communications Inc., Sr. Unsec. Global Notes, 4.52%, 09/15/2048	$4,812,000	$4,874,792
5.01%, 08/21/2054	1,698,000	1,768,233
5.15%, 09/15/2023	665,000	763,640
6.40%, 09/15/2033	342,000	429,164
		14,914,518

Internet Retail–0.35%

Expedia, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2026(b)	3,855,000	3,886,964

Internet Software & Services–0.31%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Global Notes, 3.60%, 11/28/2024	400,000	402,511
Baidu, Inc. (China), Sr. Unsec. Global Notes, 3.50%, 11/28/2022	200,000	201,554
Match Group, Inc., Sr. Unsec. Bonds, 6.38%, 06/01/2024(b)	52,000	53,300
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	2,255,000	2,327,327
REGS, Sr. Unsec. Medium-Term Euro Notes, 3.80%, 02/11/2025(b)	500,000	519,995
		3,504,687

Investment Banking & Brokerage–0.77%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	1,952,406
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (c)	1,315,000	1,522,113
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	5,120,000	5,123,909
		8,598,428

Leisure Facilities–0.01%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	115,000	120,175

Leisure Products–0.02%

Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	180,000	189,000

Life & Health Insurance–0.96%

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	54,157
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,200,000	2,161,432
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	3,605,000	3,623,025

	Principal Amount	Value

Life & Health Insurance–(continued)

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	$735,000	$804,476
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2038	1,640,000	1,832,700
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	2,235,000	2,305,130
		10,780,920

Life Sciences Tools & Services–0.00%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	35,000	35,438

Managed Health Care–0.20%

UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,251,870

Marine–0.02%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $282,273) (b)	283,000	234,890

Marine Ports & Services–0.02%

PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/2025(b)	200,000	195,625

Metal & Glass Containers–0.04%

Ball Corp., Sr. Unsec. Gtd. Global Bonds, 5.00%, 03/15/2022	110,000	115,362
Berry Plastics Corp., Sr. Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	144,000	148,500
Sec. Gtd. Second Lien Notes, 6.00%, 10/15/2022(b)	60,000	62,025
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	102,000	103,785
		429,672

Movies & Entertainment–0.23%

Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	146,000	151,475
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	105,000	103,688
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,305,663
		2,560,826

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Multi-Line Insurance–0.71%

American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	$5,670,000	$5,740,325
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,148,754
		7,889,079

Multi-Sector Holdings–0.37%

BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass-Through Ctfs., 3.44%, 06/16/2028(b)	4,121,996	4,159,084

Multi-Utilities–0.15%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates), REGS, Sr. Unsec. Global Notes, 3.88%, 05/06/2024(b)	200,000	199,316
Enable Midstream Partners L.P., Sr. Unsec. Gtd. Global Notes, 3.90%, 05/15/2024	1,766,000	1,501,100
		1,700,416

Office REIT’s–0.12%

Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	1,290,000	1,319,987

Office Services & Supplies–0.47%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	1,070,000	1,107,242
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	3,730,000	4,193,637
		5,300,879

Oil & Gas Equipment & Services–0.62%

Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	7,020,000	6,809,442
Weatherford International Ltd., Sr. Unsec. Gtd. Global Notes, 5.13%, 09/15/2020	81,000	66,015
		6,875,457

Oil & Gas Exploration & Production–2.83%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	8,697,000	9,029,478
5.55%, 03/15/2026	4,421,000	4,717,218
6.38%, 09/15/2017	1,279,000	1,352,163
6.60%, 03/15/2046	5,009,000	5,572,492
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	119,000	116,620
6.00%, 12/01/2020	230,000	230,000
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	140,000	102,200
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	105,000	107,042

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	$200,000	$212,045
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	61,000	61,458
5.50%, 04/01/2023	398,000	399,990
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/2021	162,000	168,075
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	148,000	106,560
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	910,000	875,875
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	215,000	228,975
Hess Corp., Sr. Unsec. Global Notes, 1.30%, 06/15/2017	3,030,000	3,028,691
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 7.00%, 05/05/2020(b)	210,000	228,375
REGS, Sr. Unsec. Medium-Term Euro Notes, 4.40%, 04/30/2023(b)	200,000	188,500
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	165,000	165,412
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/2022	37,000	34,040
6.88%, 01/15/2023	95,000	86,450
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	88,000	93,280
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	199,571
Pioneer Natural Resources Co., Sr. Unsec. Notes, 5.88%, 07/15/2016	1,419,000	1,425,746
6.65%, 03/15/2017	1,956,000	2,034,907
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	216,000	201,960
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	45,000	42,300
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	224,000	232,680
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	36,000	33,120
6.50%, 01/01/2023	63,000	57,960
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	98,000	81,340

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	$149,000	$135,217
		31,549,740

Oil & Gas Refining & Marketing–0.02%

Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	255,110

Oil & Gas Storage & Transportation–2.63%

Enbridge Inc. (Canada), Sr. Unsec. Notes, 5.60%, 04/01/2017	4,679,000	4,806,365
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	105,000	97,913
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.75%, 01/15/2026	4,993,000	4,797,509
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.85%, 04/15/2021	1,374,000	1,391,878
3.75%, 02/15/2025	1,594,000	1,632,492
3.95%, 02/15/2027	1,304,000	1,343,381
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	2,255,000	2,050,468
MPLX LP, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2025(b)	125,000	118,750
5.50%, 02/15/2023(b)	194,000	192,060
Nakilat Inc. (Qatar), REGS, Sec. Sub. Gtd. Second Lien Euro Bonds, 6.27%, 12/31/2033(b)	192,716	218,184
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	3,993,000	3,764,592
Sabine Pass Liquefaction LLC, Sr. Sec. First Lien Global Notes, 5.63%, 04/15/2023	100,000	100,750
5.63%, 03/01/2025	145,000	145,363
Southern Natural Gas Co., L.L.C., Sr. Unsec. Gtd. Notes, 5.90%, 04/01/2017(b)	1,208,000	1,241,707
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	89,000	84,105
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	147,000	149,572
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	35,000	28,175
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2020	133,000	136,990
6.13%, 10/15/2021	34,000	35,020
6.38%, 05/01/2024	69,000	71,415
Williams Partners L.P., Sr. Unsec. Global Bonds, 3.60%, 03/15/2022	5,671,000	4,979,847
Sr. Unsec. Notes, 4.13%, 11/15/2020	2,163,000	2,029,164
		29,415,700

	Principal Amount	Value

Other Diversified Financial Services–0.88%

BOC Aviation Ltd. (Singapore), Sr. Unsec. Notes, 3.00%, 03/30/2020(b)	$2,477,000	$2,504,363
3.88%, 04/27/2026(b)	4,885,000	4,891,907
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/2020(b)	200,000	228,638
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec. Notes, 4.88%, 04/15/2045(b)	2,125,000	1,822,188
Power Sector Assets & Liabilities Management Corp. (Philippines), REGS, Sr. Unsec. Gtd. Euro Bond, 7.39%, 12/02/2024(b)	250,000	337,294
		9,784,390

Packaged Foods & Meats–0.87%

Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/2016	5,805,000	5,805,000
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	200,000	207,260
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 8.00%, 06/08/2023(b)	504,000	507,780
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	51,000	53,933
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	2,773,000	2,918,582
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	210,000	222,075
		9,714,630

Paper Packaging–0.48%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	65,000	67,600
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	3,418,000	3,583,835
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/2024(b)	1,770,000	1,748,981
		5,400,416

Paper Products–0.08%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	831,000	822,690
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	114,000	115,710
		938,400

Pharmaceuticals–1.33%

Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	2,492,000	3,840,131

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Pharmaceuticals–(continued)

Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	$178,000	$166,875
9.50%, 10/21/2022(b)	50,000	50,125
Endo Ltd./Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	177,250
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	45,000	42,525
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.95%, 06/15/2026(b)	6,619,000	6,568,100
5.25%, 06/15/2046(b)	3,805,000	3,804,391
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	55,000	46,062
5.63%, 12/01/2021(b)	130,000	111,150
5.88%, 05/15/2023(b)	33,000	27,968
6.75%, 08/15/2018(b)	45,000	44,212
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	30,000	25,163
		14,903,952

Property & Casualty Insurance–0.32%
Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/2053	2,085,000	2,152,762
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/2037(b)	1,320,000	1,445,400
		3,598,162

Railroads–0.09%
Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	500,000	527,500
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	500,000	510,000
		1,037,500

Real Estate Development–0.02%
CIFI Holdings (Group) Co. Ltd. (China), Sr. Unsec. Gtd. Euro Bonds, 7.75%, 06/05/2020	200,000	211,270

Regional Banks–0.37%
Banco Internacional del Perú S.A.A. - Interbank (Peru), REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(b)	200,000	212,500
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	222,000	227,550
5.00%, 08/01/2023	170,000	173,825

	Principal Amount	Value

Regional Banks–(continued)

Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Notes, 4.90% (c)	$1,520,000	$1,331,900

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	650,000	755,969

SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/2025	1,455,000	1,442,129
		4,143,873

Reinsurance–0.16%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	1,650,000	1,762,865

Renewable Electricity–0.11%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	1,194,000	1,224,357

Residential REIT’s–0.20%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,226,321

Restaurants–0.32%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	3,321,000	3,441,386

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	155,000	168,369
		3,609,755

Semiconductors–0.33%

Freescale Semiconductor Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 01/15/2022(b)	1,285,000	1,361,297

Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(b)	110,000	94,050

5.25%, 01/15/2024(b)	25,000	21,125

NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	2,120,000	2,226,000
		3,702,472

Soft Drinks–0.33%

PepsiCo Inc., Sr. Unsec. Global Notes, 3.00%, 08/25/2021	3,490,000	3,682,536

Sovereign Debt–1.83%

Argentine Republic Governement International Bond (Argentina), Sr. Unsec. Euro Notes, 5.25%, 12/31/2038(d)	550,000	352,000
Sr. Unsec. Notes, 6.25%, 04/22/2019(b)	4,551,000	4,764,897
6.88%, 04/22/2021(b)	3,361,000	3,529,050
7.50%, 04/22/2026(b)	1,910,000	2,009,320

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Black Sea Trade and Development Bank (The) (Supranational), Sr. Unsec. Notes, 4.88%, 05/06/2021(b)	$200,000	$202,801
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 04/07/2026	200,000	202,500

Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	241,000	241,000
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	200,000	198,250
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	550,000	610,115
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.13%, 01/15/2025(b)	300,000	305,352
Israel Government International Bond (Israel), Sr. Unsec. Global Bonds, 2.88%, 03/16/2026	200,000	201,278
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 6.75%, 04/28/2028	252,000	261,450
Malaysia Sukuk Global Berhad (Malaysia), Sr. Unsec. Gtd. Bonds, 3.18%, 04/27/2026(b)	250,000	250,817
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	200,000	194,750
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	3,213,000	3,245,130
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/2033	200,000	298,500
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	2,627,000	2,633,568
Qatar Government International Bond (Qatar), Sr. Unsec. Bonds, 4.63%, 06/02/2046(b)	200,000	200,750
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	400,000	424,720
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	338,004
		20,464,252

Specialized Consumer Services–0.02%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	200,550

	Principal Amount	Value

Specialized Finance–1.37%

Air Lease Corp., Sr. Unsec. Global Notes, 3.38%, 06/01/2021	$3,965,000	$4,007,128
3.88%, 04/01/2021	2,425,000	2,509,572
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	255,000	262,012
5.50%, 02/15/2022	75,000	79,688
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	120,000	130,762
Sr. Unsec. Notes, 8.25%, 12/15/2020	146,000	171,824
Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	1,470,000	1,505,308
4.88%, 02/15/2024	4,595,000	5,137,226
5.25%, 07/15/2044	1,140,000	1,314,604
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	181,125
		15,299,249

Specialized REIT’s–1.02%

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	1,835,000	1,985,759
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	259,000	275,835
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	2,244,000	2,201,051
7.75%, 07/15/2020	4,386,000	5,062,518
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	1,345,000	1,447,291
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/2023	265,000	274,606
5.88%, 01/15/2026	46,000	48,070
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	110,000	114,950
		11,410,080

Specialty Chemicals–0.06%

GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	120,000	133,650
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	151,000	160,815
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	223,000	228,017
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	97,069
		619,551

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Steel–0.04%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 08/05/2020	$152,000	$158,840
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	205,000	212,687
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	49,000	50,715
		422,242

Technology Distributors–0.21%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,300,000	2,335,839

Technology Hardware, Storage & Peripherals–1.03%

Diamond 1 Finance Corp./ Diamond 2 Finance Corp., Sr. Sec. First Lien Notes, 6.02%, 06/15/2026(b)	7,834,000	7,923,425
8.35%, 07/15/2046(b)	2,334,000	2,374,593
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	1,540,000	1,101,100
Western Digital Corp., Sr. Sec. Gtd. Notes, 7.38%, 04/01/2023(b)	90,000	94,022
		11,493,140

Trading Companies & Distributors–0.27%

AerCap Ireland Capital Ltd./ AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	1,340,000	1,340,837
4.63%, 10/30/2020	539,000	559,549
5.00%, 10/01/2021	630,000	660,319
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	203,500
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	41,000	42,691
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	128,213
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	60,000	62,250
		2,997,359

Trucking–0.15%

Avis Budget Car Rental LLC/ Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(b)	92,000	86,020
6.38%, 04/01/2024(b)	135,000	130,275
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	79,000	80,284
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	175,000	177,625
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.45%, 11/15/2021	1,145,000	1,171,959
		1,646,163

	Principal Amount	Value

Wireless Telecommunication Services–0.57%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	$1,115,000	$1,313,537
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	500,000	542,615
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	300,000	299,957
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,316,704
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	105,000	109,331
9.00%, 11/15/2018(b)	135,000	143,775
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/2025(b)	330,000	329,092
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. First Lien Notes, 4.75%, 07/15/2020(b)	300,000	295,500
		6,350,511
Total U.S. Dollar Denominated Bonds and Notes (Cost $544,901,949)		556,169,425

Asset-Backed Securities–19.66%

Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 2.91%, 02/25/2035(e)	1,354,814	1,342,550
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 2.92%, 05/25/2035(e)	2,160,469	2,129,823
Atrium V Corp., Series 5A, Class B, Floating Rate Pass Through Ctfs., 1.33%, 07/20/2020(b)(e)	1,763,000	1,692,956
Banc of America Commercial Mortgage Trust, Series 2006-1, Class B, Variable Rate Pass Through Ctfs., 5.49%, 09/10/2045(e)	3,077,000	3,073,175
Series 2006-1, Class AJ, Variable Rate Pass Through Ctfs., 5.46%, 09/10/2045(e)	671,606	671,272
Series 2015-UBS7, Class AS, Pass Through Ctfs., 3.99%, 09/15/2048	4,394,000	4,720,276
Banc of America Mortgage Trust, Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.35%, 01/25/2036(e)	2,142,146	1,915,318
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.33%, 05/15/2032(b)(e)	3,730,000	3,586,593

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.42%, 08/25/2033(e)	$360,179	$357,023
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(e)	3,071,420	3,071,358
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.58%, 02/25/2036(e)	1,470,207	1,438,915
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 2.83%, 11/25/2034(e)	3,425,891	3,334,500
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class B, Floating Rate Pass Through Ctfs., 2.18%, 08/15/2026(b)(e)	2,500,000	2,500,671
Carlyle High Yield Partners VIII, Ltd., Series 2006-8A, Class A2B, Floating Rate Pass Through Ctfs., 0.99%, 05/21/2021(b)(e)	4,184,000	4,100,699
Series 2006-8A, Class B, Floating Rate Pass Through Ctfs., 1.03%, 05/21/2021(b)(e)	700,000	680,233
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.83%, 12/15/2027(b)(e)	1,087,313	1,089,012
Centurion CDO 9 Ltd. (Cayman Islands), Series 2005-9A, Class A2, Floating Rate Pass Through Ctfs., 1.06%, 07/17/2019(b)(e)	1,875,000	1,814,689
Series 2005-9X, Class A2, Floating Rate Pass Through Ctfs., 1.06%, 07/17/2019(e)	2,750,000	2,661,545
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.59%, 12/15/2047(b)(e)	5,000,000	5,472,590
Cifc Funding Ltd. (Cayman Islands), Series 2007-2A, Class B, Floating Rate Pass Through Ctfs., 1.38%, 04/15/2021(b)(e)	2,371,000	2,303,452
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.84%, 06/15/2033(b)(e)	10,155,000	10,145,062
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.91%, 09/25/2034(e)	2,727,259	2,646,921
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.57%, 08/25/2034(e)	1,316,210	1,254,046
Commercial Mortgage Trust, Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.49%, 06/08/2030(b)(e)	2,875,000	2,878,272
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.55%, 08/10/2048(e)	4,367,000	4,758,603

	Principal Amount	Value
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 1.13%, 06/25/2033(e)	$162,481	$147,480
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	621,051	580,626
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.78%, 09/26/2034(b)(e)	80,031	80,104
Eaton Vance CDO VII PLC (Ireland), Series 1-A, Class B2, Floating Rate Pass Through Ctfs., 1.05%, 03/25/2026(b)(e)	1,081,000	1,000,130
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	193,900	195,453
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	322,869	259,824
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.32%, 04/19/2036(e)	1,506,571	1,293,155
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 1.73%, 02/15/2027(b)(e)	5,000,000	4,925,910
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.89%, 06/20/2035(e)	35,859	32,056
Hilton USA Trust, Series 2013-HLT, Class BFX, Pass Through Ctfs., 3.37%, 11/05/2030(b)	2,050,000	2,059,998
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class B, Floating Rate Pass Through Ctfs., 2.13%, 11/15/2029(b)(e)	3,998,000	3,966,369
ING Investment Management CLO II, Ltd. (Cayman Islands), Series 2006-2A, Class A2, Floating Rate Pass Through Ctfs., 0.98%, 08/01/2020(b)(e)	3,735,040	3,722,792
Series 2006-2A, Class B, Floating Rate Pass Through Ctfs., 1.04%, 08/01/2020(b)(e)	2,718,000	2,678,130
Inwood Park CDO Ltd. (Cayman Islands), Series 2006-1A, Class B, Floating Rate Pass Through Ctfs., 1.02%, 01/20/2021(b)(e)	3,888,000	3,785,280
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(e)	5,000,000	5,187,159

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class AJ, Pass Through Ctfs., 5.48%, 05/15/2045	$1,200,000	$1,197,662
Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/2047	802,935	811,502
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 2.60%, 06/25/2035(e)	1,417,475	1,385,680
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2035(e)	1,453,880	1,416,302
Series 2005-A5, Class 1A2, Floating Rate Pass Through Ctfs., 2.88%, 08/25/2035(e)	2,113,789	2,095,892
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/2035(e)	1,286,591	1,225,497
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.60%, 06/25/2037(e)	1,804,644	1,617,150
Katonah Ltd. (Cayman Islands), Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 2.14%, 04/23/2022(b)(e)	2,630,000	2,609,707
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM, Pass Through Ctfs., 5.38%, 11/15/2038	2,110,000	2,130,282
Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/2038	276,337	277,389
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	429,706	406,232
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.71%, 11/25/2035(e)	1,475,672	1,326,933
MAPS CLO Fund II Ltd. (Cayman Islands), Series 2007-2A, Class A2, Floating Rate Pass Through Ctfs., 1.08%, 07/20/2022(b)(e)	3,448,000	3,283,493
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.66%, 11/25/2035(e)	2,106,560	2,039,548
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 2.75%, 06/25/2035(e)	2,879,757	2,798,460
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041	2,741,000	2,718,725
One Wall Street CLO II Ltd., Series 2007-2A, Class C, Floating Rate Pass Through Ctfs., 1.39%, 04/22/2019(b)(e)	5,419,000	5,337,058

	Principal Amount	Value
PPM Grayhawk CLO, Ltd. (Cayman Islands), Series 2007-1A, Class A2B, Floating Rate Pass Through Ctfs., 0.93%, 04/18/2021(b)(e)	$649,000	$639,128
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.99%, 08/25/2031(e)	229,893	173,924
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,727,283	1,632,189
Sequoia Mortgage Trust, Series 2013-3, Class A1, Pass Through Ctfs., 2.00%, 03/25/2043	2,245,608	2,141,800
Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/2043	2,030,815	1,978,062
Series 2013-7, Class A2, Pass Through Ctfs., 3.00%, 06/25/2043	1,860,856	1,863,800
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Pass Through Ctfs., 3.75%, 07/25/2043(b)	3,172,006	3,283,554
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.99%, 05/25/2035(e)	41,645	36,313
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class A3, Floating Rate Pass Through Ctfs., 1.78%, 08/30/2021(b)(e)	1,509,000	1,493,396
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs., 1.01%, 04/18/2022(b)(e)	2,013,000	1,891,745
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, Floating Rate Pass Through Ctfs., 2.64%, 07/25/2034(e)	2,903,185	2,890,569
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 2.77%, 09/25/2034(e)	2,407,280	2,377,850
Series 2004-16, Class 2A, Floating Rate Pass Through Ctfs., 2.92%, 11/25/2034(e)	6,770,618	6,625,351
Series 2004-16, Class 5A3, Variable Rate Pass Through Ctfs., 2.72%, 11/25/2034(e)	998,042	994,218
Series 2007-3, Class 4A2, Variable Rate Pass Through Ctfs., 4.58%, 04/25/2047(e)	972,443	691,970

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value
Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 1.19%, 11/25/2033(e)	$8,053	$7,895
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	475,415	437,673
Symphony CLO II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 1.00%, 10/25/2020(b)(e)	4,545,000	4,373,346
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.09%, 10/25/2020(b)(e)	2,882,000	2,764,741
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 1.45%, 12/25/2033(e)	1,211,855	1,127,750
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 2.55%, 04/25/2045(e)	2,385,301	2,357,366
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.59%, 07/25/2045(e)	3,266,566	3,163,787
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 5.89%, 01/10/2045(b)(e)	4,500,000	4,963,015
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.29%, 10/15/2044(e)	133,325	133,191
Series 2006-C25, Class D, Variable Rate Pass Through Ctfs., 5.84%, 05/15/2043(e)	4,900,000	4,888,295
Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.80%, 07/15/2045(e)	6,320,000	6,296,451
WaMu Mortgage Pass Through Trust, Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.48%, 08/25/2033(e)	1,044,995	1,056,045
Series 2005-AR10, Class 1A3, Variable Rate Pass Through Ctfs., 2.50%, 09/25/2035(e)	456,914	443,427
Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.43%, 10/25/2035(e)	1,823,746	1,733,191
Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 2.59%, 11/25/2036(e)	1,196,193	1,073,569
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 1.79%, 02/15/2027(b)(e)	2,500,000	2,473,261

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.76%, 07/25/2034(e)	$766,269	$765,412
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.85%, 12/25/2034(e)	951,654	947,833
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.76%, 08/25/2035(e)	846,734	831,257
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.87%, 03/25/2035(e)	2,037,829	2,058,024
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 2.86%, 04/25/2036(e)	2,291,696	2,266,248
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	1,310,788	1,302,703
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.65%, 11/15/2044(b)(e)	5,000,000	5,697,811
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.48%, 08/15/2046(e)	3,800,000	4,127,308
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 4.98%, 09/15/2046(e)	3,127,000	3,507,516
Total Asset-Backed Securities (Cost $218,190,714)		219,742,516

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.78%

Collateralized Mortgage Obligations–0.35%

Fannie Mae REMICs, IO, 7.00%, 05/25/2033	15,145	3,823
6.00%, 07/25/2033	12,768	2,847
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(e)	12,551,926	1,121,828
1.64%, 11/20/2064(e)	8,220,506	795,077
1.69%, 12/20/2064(e)	21,477,726	2,040,384
		3,963,959

Federal Deposit Insurance Co. (FDIC)–0.01%

Federal Deposit Insurance Co., Series 2010-S1, Class 1A, Structured Sale Gtd. Floating Rate Notes, 0.99%, 02/25/2048(b)(e)	107,428	107,448

Federal Home Loan Mortgage Corp. (FHLMC)–3.81%

Pass Through Ctfs., 6.50%, 06/01/2016 to 09/01/2036	863,241	994,989
7.00%, 08/01/2016 to 10/01/2034	1,985,609	2,295,332
6.00%, 04/01/2017 to 02/01/2034	402,491	450,752
7.50%, 04/01/2017 to 05/01/2035	957,321	1,147,248
3.50%, 08/01/2026	1,259,288	1,339,625
8.50%, 08/01/2031	68,111	86,319
8.00%, 08/01/2032	56,719	69,461
5.50%, 01/01/2034 to 07/01/2040	4,957,555	5,595,945
5.00%, 07/01/2034 to 06/01/2040	4,585,359	5,104,882
4.50%, 06/01/2041	3,083,705	3,379,266

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)

Pass Through Ctfs., ARM, 2.78%, 12/01/2036(e)	$147,291	$154,916
3.04%, 02/01/2037(e)	45,092	48,006
2.80%, 05/01/2037(e)	407,398	431,981
2.36%, 06/01/2043(e)	3,410,446	3,480,263
Pass Through Ctfs., TBA, 3.50%, 06/01/2046(f)	9,500,000	9,935,663
4.00%, 06/01/2046(f)	7,570,000	8,072,695
		42,587,343

Federal National Mortgage Association (FNMA)–8.48%

Pass Through Ctfs., 7.00%, 01/01/2017 to 02/01/2034	716,918	821,956
6.50%, 02/01/2017 to 01/01/2037	275,079	318,015
6.00%, 05/01/2017 to 10/01/2039	69,659	76,687
5.00%, 03/01/2018 to 12/01/2039	1,226,004	1,361,983
5.50%, 11/01/2018 to 06/01/2040	2,100,600	2,374,767
7.50%, 03/01/2021 to 08/01/2037	1,034,480	1,228,164
8.00%, 08/01/2021 to 04/01/2033	112,807	139,256
9.50%, 04/01/2030	21,971	25,388
8.50%, 10/01/2032	103,444	133,185
3.00%, 08/01/2043	5,403,984	5,559,277
Pass Through Ctfs., ARM, 2.65%, 05/01/2035(e)	456,842	482,840
2.52%, 01/01/2037(e)	315,946	331,838
2.73%, 03/01/2038(e)	158,828	167,979
Pass Through Ctfs., TBA, 2.50%, 06/01/2031(f)	14,620,000	14,993,496
3.50%, 06/01/2031(f)	3,300,000	3,483,756
3.00%, 06/01/2031 to 06/01/2046(f)	40,300,000	41,499,924
4.50%, 06/01/2046(f)	20,000,000	21,782,274
		94,780,785

Government National Mortgage Association (GNMA)–5.13%

Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	27,441	29,697
9.00%, 09/15/2024 to 10/15/2024	17,002	17,081
8.50%, 02/15/2025	6,327	6,354
8.00%, 08/15/2025 to 09/15/2026	54,103	57,954
6.56%, 01/15/2027	145,344	166,324
7.00%, 10/15/2028 to 09/15/2032	333,100	381,942
6.00%, 11/15/2028 to 02/15/2033	95,276	110,236
6.50%, 01/15/2029 to 09/15/2034	208,391	238,729
5.50%, 06/15/2035	131,483	149,141
5.00%, 07/15/2035 to 08/15/2035	67,278	74,823
Pass Through Ctfs., ARM, 2.00%, 01/20/2025 to 05/20/2025(e)	61,816	63,813
3.00%, 06/20/2025(e)	8,080	8,372
Pass Through Ctfs., TBA, 3.50%, 06/01/2045(f)	24,950,000	26,337,846
3.00%, 06/01/2046(f)	14,360,000	14,863,160
4.00%, 06/01/2046(f)	13,930,000	14,860,481
		57,365,953
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $198,079,397)		198,805,488

	Principal Amount	Value

U.S. Treasury Securities–11.39%

U.S. Treasury Bills–0.12%(g)(h)

0.45%, 11/17/2016	$1,400,000	$1,397,173

U.S. Treasury Notes–5.76%

1.38%, 05/31/2021	17,713,500	17,721,117
1.63%, 05/31/2023	18,214,200	18,174,493
1.63%, 05/15/2026	29,008,700	28,444,128
		64,339,738

U.S. Treasury Inflation - Indexed Notes–4.74%(i)

0.13%, 04/15/2020	31,823,649	32,231,092
0.63%, 01/15/2026	20,080,600	20,738,064
		52,969,156

U.S. Treasury Bonds–0.77%

2.50%, 02/15/2046	8,822,700	8,560,236
Total U.S. Treasury Securities (Cost $127,615,432)		127,266,303

	Shares

Preferred Stocks–0.55%

Investment Banking & Brokerage–0.40%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	78,000	2,020,200
Morgan Stanley Series F, 6.88% Pfd.	85,000	2,400,400
		4,420,600

Regional Banks–0.07%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	806,220

Reinsurance–0.08%

Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	30,000	884,700
Total Preferred Stocks (Cost $5,485,000)		6,111,520

	Principal Amount

Municipal Obligations–0.12%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$500,000	651,065
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	550,000	707,372
Total Municipal Obligations (Cost $1,050,000)		1,358,437

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–0.09%(j)

Asset Management & Custody Banks–0.01%

Alliance Automotive Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 6.25%, 12/01/2021(b)	EUR	100,000	$119,432

Casinos & Gaming–0.01%

Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	100,000	114,940

Food Retail–0.01%

Labeyrie Fine Foods S.A.S. (France), Sr. Sec. Gtd. First Lien Notes, 5.63%, 03/15/2021(b)	EUR	100,000	117,207

Hotels, Resorts & Cruise Lines–0.02%

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	100,000	153,533

Metal & Glass Containers–0.01%

SIG Combibloc Holding S.C.A. (Luxembourg), REGS, Sr. Sec. Gtd. Euro Notes, 7.75%, 02/15/2023(b)	EUR	100,000	119,440

Movies & Entertainment–0.01%

Entertainment One Ltd. (Canada), Sr. Sec. Gtd. First Lien Bonds, 6.88%, 12/15/2022(b)	GBP	100,000	153,166

Multi-Sector Holdings–0.01%

Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	63,636	96,085

Packaged Foods & Meats–0.01%

Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	100,000	149,741
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,020,297)			1,023,544

	Shares	Value

Money Market Funds–14.02%

Liquid Assets Portfolio –Institutional Class, 0.44% (k)	78,388,090	$78,388,090
Premier Portfolio –Institutional Class, 0.39% (k)	78,388,090	78,388,090
Total Money Market Funds (Cost $156,776,180)		156,776,180

Options Purchased–0.44%
(Cost $2,927,800)(l)		4,871,305
TOTAL INVESTMENTS–113.80% (Cost $1,256,046,769)		1,272,124,718
OTHER ASSETS LESS LIABILITIES–(13.80)%		(154,227,645)
NET ASSETS–100.00%		$1,117,897,073

Investment Abbreviations:

ARM	— Adjustable Rate Mortgage
Conv.	— Convertible
Ctfs.	— Certificates
Deb.	— Debentures
EUR	— Euro
GBP	— British Pound
Gtd.	— Guaranteed
IO	— Interest Only
Jr.	— Junior
Pfd.	— Preferred
RB	— Revenue Bonds
REGS	— Regulation S
REIT	— Real Estate Investment Trust
REMICs	— Real Estate Mortgage Investment Conduits
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
TBA	— To Be Announced
Unsec.	— Unsecured

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $280,660,433, which represented 25.11% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2016.

(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1H.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1G, 1K and Note 3.

(i)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

(l)	The table below details options purchased:

Open Over-The-Counter Credit Default Swaptions Purchased – Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Floating Rate	Reference Entity	Expiration Date	Implied Credit Spread(a)	Notional Value	Value
5 Year Credit Default Swap	Put	JPMorgan Chase Bank, N.A.	98.00%	Receive	Markit CDX North America High Yield Index, Series 26	07/20/2016	4.36%	$54,000,000	$111,525

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value

EUR versus USD	Call	Bank of America Merrill Lynch	06/13/2016	USD	1.16	EUR	18,126,888	$1,898
USD versus INR	Put	Bank of America Merrill Lynch	11/08/2016	INR	66.82	USD	10,000,000	67,369
USD versus JPY	Put	Bank of America Merrill Lynch	06/13/2016	JPY	120.30	USD	29,250,000	2,574,727
USD versus JPY	Put	Deutsche Bank Securities Inc.	07/14/2016	JPY	116.12	USD	29,250,000	1,563,152
USD versus BRL	Put	Goldman Sachs International	07/13/2016	BRL	3.40	USD	10,500,000	32,922
EUR versus PLN	Put	JPMorgan Chase Bank, N.A.	07/25/2016	PLN	4.40	EUR	10,750,000	151,162
Subtotal Foreign Currency Options Purchased—Currency Risk								$4,391,230

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.67%	Pay	3 Month USD LIBOR	05/16/2017	$7,000,000	$186,336
30 Year Interest Rate Swap	Call	Goldman Sachs International	1.67	Receive	3 Month USD LIBOR	05/16/2017	7,000,000	182,214
Subtotal Interest Rate Swaptions Purchased—Interest Rate Risk								$368,550
Total Options Purchased (Cost $2,927,800)								$4,871,305

Abbreviations:

BRL	—	Brazilian Real	LIBOR	—	London Interbank Offered Rate
EUR	—	Euro	PLN	—	Polish Zloty
INR	—	Indonesian Rupiah	USD	—	U.S. Dollar
JPY	—	Japanese Yen

(a)Implied credit spreads represent the current level as of May 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Core Plus Bond Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

                                 Invesco Core Plus Bond Fund

E.	Foreign Currency Translations – (continued)

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

                                 Invesco Core Plus Bond Fund

I.	Call Options Written and Purchased - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Written and Purchased – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open

                                 Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized

                                 Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Equity Securities	$162,887,700	$—	$—	$162,887,700
U.S. Treasury Securities	—	127,266,303	—	127,266,303
Corporate Debt Securities	—	535,705,173	—	535,705,173
U.S. Government Sponsored Agency Securities	—	198,805,488	—	198,805,488
Asset-Backed Securities	—	219,742,516	—	219,742,516
Municipal Obligations	—	1,358,437	—	1,358,437
Foreign Debt Securities	—	1,023,544	—	1,023,544
Foreign Sovereign Debt Securities	—	20,464,252	—	20,464,252
Options Purchased	—	4,871,305	—	4,871,305
	162,887,700	1,109,237,018	—	1,272,124,718
Forward Foreign Currency Contracts*	—	102,999	—	102,999
Futures Contracts*	(77,019)	—	—	(77,019)
Options Written*	—	(4,381,704)	—	(4,381,704)
Swap Agreements*	37,513	(131,650)	—	(94,137)
Total Investments	$162,848,194	$1,104,826,663	$—	$1,267,674,857
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2016:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements	$—	$(131,650)
Options purchased (a)	111,525	—
Currency risk:
Forward foreign currency contracts	5,699,436	(5,596,437)
Options purchased (a)	4,391,230	—
Options written	—	(4,381,704)
Interest rate risk:
Futures contracts (b)	145,645	(222,664)
Options purchased (a)	368,550	—
Swap agreements (c)	137,858	(100,345)
Total	$10,854,244	$(10,432,800)

(a)	Options purchased at value as reported in the Schedule of Investments.

(b)	Includes cumulative appreciation (depreciation) of futures contracts.

(c)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

                                 Invesco Core Plus Bond Fund

Effect of Derivative Investments for the nine months ended May 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$(106,920)	$435,458	$(163,619)
Currency Risk	3,003,154	—	(2,701,900)	971,539	—
Interest Rate Risk	—	(6,073,274)	(2,323,330)	—	(201,884)
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	(165,728)	15,412	(57,462)
Currency Risk	(447,044)	—	2,622,253	(819,705)	—
Interest Rate Risk	—	114,664	(321,279)	—	565,376
Total	$2,556,110	$(5,958,610)	$(2,996,904)	$602,704	$142,411
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$411,921,185	$206,613,792	$235,141,470	$74,860,044	$63,327,987

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
06/03/2016	Merrill Lynch International	CAD	13,539,312	USD	10,800,000	$ 10,327,841	$ 472,159
06/03/2016	Merrill Lynch International	USD	10,859,188	CAD	13,539,312	10,327,841	(531,347)
06/06/2016	Deutsche Bank Securities Inc.	AUD	13,500,000	USD	10,094,774	9,754,776	339,998
06/06/2016	Deutsche Bank Securities Inc.	USD	9,711,090	AUD	13,500,000	9,754,776	43,686
06/06/2016	Goldman Sachs International	MXN	188,440,560	USD	10,800,000	10,201,770	598,230
06/06/2016	Goldman Sachs International	USD	10,457,429	MXN	188,440,560	10,201,769	(255,660)
06/10/2016	CIBC World Markets Corp.	EUR	202,692	USD	229,206	225,592	3,614
06/10/2016	Citigroup Global Markets Inc.	GBP	443,041	USD	628,431	641,729	(13,298)
06/10/2016	Citigroup Global Markets Inc.	USD	159,339	GBP	112,053	162,305	2,966
06/10/2016	Goldman Sachs International	CAD	28,055,192	USD	21,600,000	21,400,505	199,495
06/10/2016	Goldman Sachs International	EUR	312,993	USD	344,180	348,354	(4,174)
06/10/2016	Goldman Sachs International	USD	10,663,561	CAD	13,897,008	10,600,640	(62,921)
06/10/2016	JPMorgan Chase Bank, N.A.	CAD	13,948,910	USD	10,750,000	10,640,231	109,769
06/10/2016	JPMorgan Chase Bank, N.A.	MXN	194,459,835	USD	10,744,231	10,522,567	221,664
06/10/2016	JPMorgan Chase Bank, N.A.	USD	10,750,000	MXN	194,459,835	10,522,567	(227,433)
06/10/2016	JPMorgan Chase Bank, N.A.	USD	10,815,439	CAD	13,948,910	10,640,231	(175,208)
06/13/2016	Citigroup Global Markets Inc.	USD	10,800,000	JPY	1,180,491,840	10,668,864	(131,136)

                                 Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts - Continued
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
06/13/2016	Deutsche Bank Securities Inc.	CNY	38,840,580	USD	6,084,051	$5,896,373	$187,678
06/13/2016	Deutsche Bank Securities Inc.	USD	6,120,000	CNY	38,840,580	5,896,373	(223,627)
06/13/2016	JPMorgan Chase Bank, N.A.	KRW	12,663,500,000	USD	10,750,000	10,624,352	125,648
06/13/2016	Nomura Securities International, Inc.	USD	10,800,000	JPY	1,177,912,800	10,645,555	(154,445)
06/15/2016	Barclays Bank PLC	EUR	19,420,962	USD	21,504,908	21,619,249	(114,341)
06/15/2016	Deutsche Bank Securities Inc.	JPY	1,159,291,000	USD	9,800,000	10,478,084	(678,084)
06/15/2016	Deutsche Bank Securities Inc.	USD	24,214,820	JPY	2,813,931,625	25,433,313	1,218,493
06/15/2016	Goldman Sachs International	USD	22,162,424	EUR	19,420,962	21,619,249	(543,175)
06/15/2016	Merrill Lynch International	JPY	1,654,640,625	USD	13,750,000	14,955,230	(1,205,230)
07/05/2016	JPMorgan Chase Bank, N.A.	SGD	14,823,390	USD	10,750,000	10,753,578	(3,578)
07/19/2016	Citigroup Global Markets Inc.	JPY	2,392,938,810	USD	21,270,000	21,652,296	(382,296)
07/19/2016	Citigroup Global Markets Inc.	USD	21,336,640	JPY	2,392,938,810	21,652,296	315,656
07/19/2016	Deutsche Bank Securities Inc.	JPY	1,697,289,750	USD	14,625,000	15,357,777	(732,777)
07/19/2016	Deutsche Bank Securities Inc.	USD	14,372,241	JPY	1,697,289,750	15,357,777	985,536
07/29/2016	Deutsche Bank Securities Inc.	GBP	7,691,812	USD	11,228,430	11,144,763	83,667
07/29/2016	Deutsche Bank Securities Inc.	TWD	357,867,500	USD	11,041,885	10,950,239	91,646
07/29/2016	Deutsche Bank Securities Inc.	USD	11,146,543	GBP	7,691,812	11,144,763	(1,780)
11/28/2016	Deutsche Bank Securities Inc.	USD	12,157,916	CNY	83,129,750	12,471,764	313,848
11/28/2016	Goldman Sachs International	USD	5,781,412	CNY	39,520,000	5,929,094	147,682
11/28/2016	JPMorgan Chase Bank, N.A.	CNY	189,544,750	USD	28,463,038	28,360,611	102,427
03/03/2017	JPMorgan Chase Bank, N.A.	USD	10,115,681	CNY	66,895,000	9,959,754	(155,927)
04/28/2017	Deutsche Bank Securities Inc.	CNY	69,935,250	USD	10,500,000	10,364,426	135,574
Total Forward Foreign Currency Contracts—Currency Risk							$102,999

Currency Abbreviations:

AUD	— Australian Dollar	JPY	— Japanese Yen	USD	— U.S. Dollar

CAD	— Canadian Dollar	KRW	— South Korean Won

CNY	— Chinese Yuan	MXN	— Mexican Peso

EUR	— Euro	SGD	— Singapore Dollar

GBP	— British Pound Sterling	TWD	— New Taiwan Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	408	September-2016	$88,905,750	$43,751
U.S. Treasury 5 Year Notes	Long	382	September-2016	45,884,766	22,466
U.S. Treasury 10 Year Notes	Short	280	September-2016	(36,312,500)	(29,839)
U.S. Treasury 10 Year Ultra Bonds	Short	154	September-2016	(21,716,406)	(102,632)
U.S. Treasury Long Bonds	Short	101	September-2016	(16,494,563)	(90,193)
U.S. Treasury Ultra Bonds	Long	99	September-2016	17,337,375	79,428
Total Futures Contracts – Interest Rate Risk					$(77,019)

                                 Invesco Core Plus Bond Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
USD versus CNY	Call	Deutsche Bank Securities Inc.	04/26/2017	CNY	7.25	$(131,565)	USD	10,500,000	$(121,302)	$10,263
EUR versus PLN	Put	JPMorgan Chase Bank, N.A.	07/25/2016	PLN	4.25	(14,133)	EUR	10,750,000	(21,446)	(7,313)
EUR versus USD	Put	Bank of America Merrill Lynch	06/13/2016	USD	1.08	(177,702)	EUR	19,444,000	(8,407)	169,295
USD versus JPY	Put	Citigroup Global Markets Inc.	07/14/2016	JPY	116.50	(1,569,555)	USD	29,250,000	(1,655,822)	(86,267)
USD versus JPY	Put	Deutsche Bank Securities Inc.	06/13/2016	JPY	120.30	(1,266,818)	USD	29,250,000	(2,574,727)	(1,307,909)
Total Options Written – Currency Risk						$(3,159,773)			$(4,381,704)	$(1,221,931)

Options Written Transactions
	Call Options
		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	EUR	17,000,000	JPY	—	USD	28,500,000	$409,003
Written	EUR	—	JPY	242,500,000	USD	99,000,000	1,100,724
Closed	EUR	—	JPY	—	USD	(68,000,000)	(563,143)
Expired	EUR	(17,000,000)	JPY	(242,500,000)	USD	(49,000,000)	(815,019)
End of period	EUR	—	JPY	—	USD	10,500,000	$131,565

	Put Options
				Notional Value		Notional Value	Premiums Received
Beginning of period			EUR	—	USD	9,000,000	$122,958
Written			EUR	39,194,000	USD	129,000,000	3,489,913
Closed			EUR	—	USD	(50,500,000)	(296,914)
Expired			EUR	(9,000,000)	USD	(29,000,000)	(287,749)
End of period			EUR	30,194,000	USD	58,500,000	$3,028,208

Abbreviations:
CNY	— Chinese Yuan	PLN	— Polish Zloty
EUR	— Euro	USD	— U.S. Dollar
JPY	— Japanese Yen

                                 Invesco Core Plus Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements

Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month CAD BA	1.49%	May-2026	CAD	21,300,000	$(100,345)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.62	May-2026	USD	(16,650,000)	137,858
Total Interest Rate Swap Agreements – Interest Rate Risk							$37,513

Abbreviations:

BA – Bankers’ Acceptances	LIBOR – London Interbank Offer Rate

CAD — Canadian Dollar	USD — U.S. Dollar

CME – Chicago Mercantile Exchange

Open Over-The-Counter Credit Default Swap Agreements – Credit Risk

Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/2017	0.36%	$(5,500,000)	$94,666	$(131,650)

(a)	Implied credit spreads represent the current level as of May 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $3,230,414,300 and $3,184,495,315, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $1,147,554,855 and $1,132,712,535, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$25,077,797
Aggregate unrealized (depreciation) of investment securities	(9,915,751)
Net unrealized appreciation of investment securities	$15,162,046
Cost of investments for tax purposes is $1,256,962,672.

                                 Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2016

invesco.com/us	MS-EWSP-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.24%

Advertising–0.42%

Interpublic Group of Cos., Inc. (The)	456,254	$10,904,471
Omnicom Group Inc.	122,976	10,247,590
		21,152,061

Aerospace & Defense–2.03%

Boeing Co. (The)	77,902	9,827,337
General Dynamics Corp.	71,642	10,163,851
Honeywell International Inc.	89,049	10,136,448
L-3 Communications Holdings, Inc.	81,526	11,186,182
Lockheed Martin Corp.	44,731	10,566,804
Northrop Grumman Corp.	51,129	10,873,604
Raytheon Co.	79,121	10,259,620
Rockwell Collins, Inc.	108,154	9,560,814
Textron Inc.	286,403	10,900,498
United Technologies Corp.	100,351	10,093,304
		103,568,462

Agricultural & Farm Machinery–0.19%

Deere & Co.	117,046	9,631,715

Agricultural Products–0.22%

Archer-Daniels-Midland Co.	265,275	11,345,812

Air Freight & Logistics–0.80%

C.H. Robinson Worldwide, Inc.	133,678	10,023,176
Expeditors International of Washington, Inc.	202,019	9,808,023
FedEx Corp.	67,227	11,090,438
United Parcel Service, Inc. -Class B	96,300	9,927,567
		40,849,204

Airlines–0.84%

Alaska Air Group, Inc.	145,976	9,692,806
American Airlines Group Inc.	228,610	7,294,945
Delta Air Lines, Inc.	203,587	8,847,891
Southwest Airlines Co.	224,072	9,518,579
United Continental Holdings Inc. (b)	166,365	7,501,398
		42,855,619

Alternative Carriers–0.20%

Level 3 Communications, Inc. (b)	186,748	10,075,055

Aluminum–0.19%

Alcoa Inc.	1,019,862	9,454,121

Apparel Retail–0.96%

Foot Locker, Inc.	148,767	8,319,051
Gap, Inc. (The)	321,812	5,789,398
L Brands, Inc.	112,477	7,710,298
Ross Stores, Inc.	167,513	8,945,194
TJX Cos., Inc. (The)	128,613	9,790,021

	Shares	Value

Apparel Retail–(continued)

Urban Outfitters, Inc. (b)	293,237	$8,366,052
		48,920,014

Apparel, Accessories & Luxury Goods–1.24%

Coach, Inc.	244,807	9,650,292
Hanesbrands, Inc.	330,128	8,936,565
Michael Kors Holdings Ltd. (b)	165,967	7,090,110
PVH Corp.	111,011	10,412,832
Ralph Lauren Corp.	98,578	9,298,863
Under Armour, Inc. -Class A(b)	117,756	4,442,934
Under Armour, Inc. -Class C	117,756	4,117,927
VF Corp.	146,331	9,119,348
		63,068,871

Application Software–1.05%

Adobe Systems Inc. (b)	112,895	11,229,666
Autodesk, Inc. (b)	171,508	9,993,771
Citrix Systems, Inc. (b)	126,965	10,781,868
Intuit Inc.	97,129	10,359,779
salesforce.com, inc. (b)	135,545	11,346,472
		53,711,556

Asset Management & Custody Banks–2.05%

Affiliated Managers Group, Inc. (b)	63,185	10,963,861
Ameriprise Financial, Inc.	104,849	10,659,998
Bank of New York Mellon Corp. (The)	257,193	10,817,538
BlackRock, Inc.	28,585	10,400,652
Franklin Resources, Inc.	253,103	9,453,397
Invesco Ltd. (c)	323,636	10,162,170
Legg Mason, Inc.	292,178	10,080,141
Northern Trust Corp.	147,756	10,948,720
State Street Corp.	167,542	10,565,198
T. Rowe Price Group Inc.	133,678	10,301,227
		104,352,902

Auto Parts & Equipment–0.59%

BorgWarner, Inc.	270,147	9,193,102
Delphi Automotive PLC (United Kingdom)	138,148	9,388,538
Johnson Controls, Inc.	259,184	11,442,974
		30,024,614

Automobile Manufacturers–0.38%

Ford Motor Co.	730,556	9,855,200
General Motors Co.	310,591	9,715,287
		19,570,487

Automotive Retail–0.94%

Advance Auto Parts, Inc.	61,228	9,419,316
AutoNation, Inc. (b)	189,964	9,581,784
AutoZone, Inc. (b)	12,181	9,284,358
CarMax, Inc. (b)	187,108	10,040,215

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Automotive Retail–(continued)

O’Reilly Automotive, Inc. (b)	35,667	$9,431,425
		47,757,098

Biotechnology–1.84%

AbbVie Inc.	168,180	10,583,567
Alexion Pharmaceuticals, Inc. (b)	69,713	10,519,692
Amgen Inc.	67,157	10,607,448
Baxalta Inc.	246,422	11,145,667
Biogen Inc. (b)	37,379	10,829,818
Celgene Corp. (b)	95,326	10,058,799
Gilead Sciences, Inc.	108,299	9,428,511
Regeneron Pharmaceuticals, Inc. (b)	25,745	10,270,453
Vertex Pharmaceuticals Inc. (b)	112,555	10,484,498
		93,928,453

Brewers–0.20%

Molson Coors Brewing Co. -Class B	105,007	10,414,594

Broadcasting–0.75%

CBS Corp. -Class B	182,776	10,089,235
Discovery Communications, Inc. -Class A (b)	128,459	3,577,583
Discovery Communications, Inc. -Class C (b)	221,657	5,933,758
Scripps Networks Interactive Inc. -Class A	150,156	9,661,037
TEGNA Inc.	392,921	9,021,466
		38,283,079

Building Products–0.41%

Allegion PLC	152,299	10,301,504
Masco Corp.	329,233	10,746,165
		21,047,669

Cable & Satellite–0.41%

Cablevision Systems Corp. -Class A	295,198	10,237,467
Comcast Corp. -Class A	164,115	10,388,479
		20,625,946

Casinos & Gaming–0.21%

Wynn Resorts Ltd.	112,816	10,850,643

Commodity Chemicals–0.18%

LyondellBasell Industries N.V. -Class A	110,985	9,029,740

Communications Equipment–0.95%

Cisco Systems, Inc.	348,495	10,123,780
F5 Networks, Inc. (b)	96,453	10,629,121
Harris Corp.	120,729	9,509,823
Juniper Networks, Inc.	370,434	8,671,860
Motorola Solutions, Inc.	136,363	9,445,865
		48,380,449

Computer & Electronics Retail–0.18%

Best Buy Co., Inc.	284,557	9,154,199

Construction & Engineering–0.63%

Fluor Corp.	188,819	9,965,867
Jacobs Engineering Group, Inc. (b)	232,552	11,788,061

	Shares	Value

Construction & Engineering–(continued)

Quanta Services, Inc. (b)	430,367	$10,341,719
		32,095,647

Construction Machinery & Heavy Trucks–0.60%

Caterpillar Inc.	133,366	9,670,369
Cummins Inc.	93,356	10,686,461
PACCAR Inc.	184,128	10,265,136
		30,621,966

Construction Materials–0.44%

Martin Marietta Materials, Inc.	62,006	11,721,614
Vulcan Materials Co.	93,239	10,885,653
		22,607,267

Consumer Electronics–0.39%

Garmin Ltd.	244,437	10,393,461
Harman International Industries, Inc.	119,260	9,330,903
		19,724,364

Consumer Finance–1.05%

American Express Co.	163,287	10,737,753
Capital One Financial Corp.	136,690	10,011,176
Discover Financial Services	197,419	11,215,373
Navient Corp.	811,119	11,120,442
Synchrony Financial (b)	336,887	10,510,874
		53,595,618

Data Processing & Outsourced Services–2.43%

Alliance Data Systems Corp. (b)	45,883	10,194,744
Automatic Data Processing, Inc.	111,252	9,772,376
Fidelity National Information Services, Inc.	154,578	11,480,508
Fiserv, Inc. (b)	98,930	10,420,297
Global Payments Inc.	140,239	10,895,168
MasterCard, Inc. -Class A	109,607	10,511,311
Paychex, Inc.	183,363	9,941,942
PayPal Holdings, Inc. (b)	245,861	9,291,087
Total System Services, Inc.	216,768	11,640,442
Visa Inc. -Class A	135,545	10,699,922
Western Union Co. (The)	508,062	9,881,806
Xerox Corp.	900,657	8,979,550
		123,709,153

Department Stores–0.41%

Kohl’s Corp.	197,821	7,129,469
Macy’s, Inc.	218,919	7,270,300
Nordstrom, Inc.	171,872	6,527,698
		20,927,467

Distillers & Vintners–0.40%

Brown-Forman Corp. -Class B	99,183	9,726,877
Constellation Brands, Inc. -Class A	68,344	10,466,883
		20,193,760

Distributors–0.40%

Genuine Parts Co.	101,803	9,866,747
LKQ Corp. (b)	311,831	10,312,251
		20,178,998

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Diversified Banks–1.25%

Bank of America Corp.	704,067	$10,413,151
Citigroup Inc.	225,844	10,517,555
Comerica Inc.	258,151	12,158,912
JPMorgan Chase & Co.	163,617	10,679,282
U.S. Bancorp	239,967	10,275,387
Wells Fargo & Co.	193,910	9,835,115
		63,879,402

Diversified Chemicals–0.58%

Dow Chemical Co. (The)	191,803	9,851,002
E. I. du Pont de Nemours and Co.	152,108	9,949,384
Eastman Chemical Co.	135,962	9,974,173
		29,774,559

Diversified Metals & Mining–0.22%

Freeport-McMoRan Inc.	1,016,658	11,264,571

Diversified Support Services–0.20%

Cintas Corp.	109,004	10,333,579

Drug Retail–0.36%

CVS Health Corp.	96,741	9,330,669
Walgreens Boots Alliance, Inc.	119,260	9,230,724
		18,561,393

Electric Utilities–2.50%

American Electric Power Co., Inc.	151,161	9,784,651
Duke Energy Corp.	124,858	9,767,641
Edison International	137,913	9,878,708
Entergy Corp.	127,884	9,708,953
Eversource Energy	171,690	9,484,156
Exelon Corp.	279,559	9,580,487
FirstEnergy Corp.	271,963	8,923,106
NextEra Energy, Inc.	83,828	10,069,419
PG&E Corp.	169,383	10,176,531
Pinnacle West Capital Corp.	136,402	10,037,823
PPL Corp.	265,566	10,234,914
Southern Co. (The)	195,000	9,640,800
Xcel Energy, Inc.	240,442	9,947,086
		127,234,275

Electrical Components & Equipment–0.99%

Acuity Brands, Inc.	40,203	10,414,185
AMETEK, Inc.	201,977	9,658,540
Eaton Corp. PLC	161,468	9,951,273
Emerson Electric Co.	189,408	9,853,004
Rockwell Automation, Inc.	91,070	10,568,674
		50,445,676

Electronic Components–0.40%

Amphenol Corp. -Class A	172,851	10,149,811
Corning Inc.	499,181	10,427,891
		20,577,702

Electronic Equipment & Instruments–0.19%

FLIR Systems, Inc.	302,746	9,430,538

Electronic Manufacturing Services–0.19%

TE Connectivity Ltd. (Switzerland)	162,576	9,754,560

	Shares	Value

Environmental & Facilities Services–0.55%

Republic Services, Inc.	205,265	$9,910,194
Stericycle, Inc. (b)	83,691	8,200,881
Waste Management, Inc.	166,251	10,132,999
		28,244,074

Fertilizers & Agricultural Chemicals–0.78%

CF Industries Holdings, Inc.	272,421	7,535,165
FMC Corp.	241,819	11,483,984
Monsanto Co.	106,751	12,006,285
Mosaic Co. (The)	338,295	8,535,183
		39,560,617

Food Distributors–0.20%

Sysco Corp.	211,803	10,189,842

Food Retail–0.36%

Kroger Co. (The)	251,269	8,985,380
Whole Foods Market, Inc.	293,858	9,506,306
		18,491,686

Footwear–0.18%

NIKE, Inc. -Class B	161,602	8,923,662

Gas Utilities–0.19%

AGL Resources Inc.	150,063	9,874,145

General Merchandise Stores–0.58%

Dollar General Corp.	114,210	10,267,479
Dollar Tree, Inc. (b)	121,332	10,985,399
Target Corp.	118,590	8,156,620
		29,409,498

Gold–0.23%

Newmont Mining Corp.	363,908	11,794,258

Health Care Distributors–0.95%

AmerisourceBergen Corp.	108,420	8,129,332
Cardinal Health, Inc.	115,749	9,138,383
Henry Schein, Inc. (b)	57,196	9,936,661
McKesson Corp.	58,347	10,685,670
Patterson Cos. Inc.	218,968	10,687,828
		48,577,874

Health Care Equipment–2.80%

Abbott Laboratories	240,502	9,531,094
Baxter International Inc.	239,848	10,351,840
Becton, Dickinson and Co.	64,821	10,789,455
Boston Scientific Corp. (b)	537,900	12,215,709
C.R. Bard, Inc.	49,772	10,902,059
Edwards Lifesciences Corp. (b)	110,795	10,913,307
Hologic, Inc. (b)	340,434	11,714,334
Intuitive Surgical, Inc. (b)	16,726	10,616,159
Medtronic PLC	125,520	10,101,850
St. Jude Medical, Inc.	172,360	13,506,130
Stryker Corp.	92,466	10,278,521
Varian Medical Systems, Inc. (b)	122,495	10,141,361
Zimmer Biomet Holdings, Inc.	92,820	11,334,250
		142,396,069

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Health Care Facilities–0.42%

HCA Holdings, Inc. (b)	129,540	$10,106,711
Universal Health Services, Inc. -Class B	83,922	11,317,721
		21,424,432

Health Care REIT’s–0.60%

HCP, Inc.	297,186	9,768,504
Ventas, Inc.	162,413	10,772,854
Welltower Inc.	145,891	10,053,349
		30,594,707

Health Care Services–0.83%

DaVita HealthCare Partners Inc. (b)	136,651	10,565,855
Express Scripts Holding Co. (b)	138,148	10,437,081
Laboratory Corp. of America Holdings (b)	84,068	10,756,501
Quest Diagnostics Inc.	137,289	10,594,592
		42,354,029

Health Care Supplies–0.19%

DENTSPLY SIRONA Inc.	152,923	9,505,694

Health Care Technology–0.20%

Cerner Corp. (b)	179,764	9,996,676

Home Entertainment Software–0.46%

Activision Blizzard, Inc.	308,029	12,093,219
Electronic Arts Inc. (b)	150,598	11,558,396
		23,651,615

Home Furnishings–0.41%

Leggett & Platt, Inc.	209,112	10,509,969
Mohawk Industries, Inc. (b)	52,413	10,309,113
		20,819,082

Home Improvement Retail–0.41%

Home Depot, Inc. (The)	75,580	9,985,630
Lowe’s Cos., Inc.	134,624	10,787,421
		20,773,051

Homebuilding–0.58%

D.R. Horton, Inc.	328,453	10,037,524
Lennar Corp. -Class A	210,062	9,572,525
PulteGroup Inc.	527,668	9,899,052
		29,509,101

Homefurnishing Retail–0.17%

Bed Bath & Beyond Inc. (b)	191,576	8,573,026

Hotel and Resort REIT’s–0.18%

Host Hotels & Resorts Inc.	583,829	8,990,967

Hotels, Resorts & Cruise Lines–0.94%

Carnival Corp.	202,652	9,674,606
Marriott International Inc. -Class A	140,936	9,307,413
Royal Caribbean Cruises Ltd.	133,330	10,318,409
Starwood Hotels & Resorts Worldwide, Inc.	137,874	10,124,088
Wyndham Worldwide Corp.	126,882	8,550,578
		47,975,094

	Shares	Value

Household Appliances–0.20%

Whirlpool Corp.	58,949	$10,293,674

Household Products–0.97%

Church & Dwight Co., Inc.	106,716	10,509,392
Clorox Co. (The)	76,781	9,869,430
Colgate-Palmolive Co.	142,008	9,998,783
Kimberly-Clark Corp.	72,917	9,263,376
Procter & Gamble Co. (The)	118,764	9,624,634
		49,265,615

Housewares & Specialties–0.22%

Newell Brands, Inc.	235,885	11,249,356

Human Resource & Employment Services–0.19%

Robert Half International, Inc.	227,805	9,474,410

Hypermarkets & Super Centers–0.39%

Costco Wholesale Corp.	63,578	9,458,499
Wal-Mart Stores, Inc.	144,545	10,230,895
		19,689,394

Independent Power Producers & Energy Traders–0.42%

AES Corp. (The)	889,925	9,869,268
NRG Energy, Inc.	706,629	11,574,583
		21,443,851

Industrial Conglomerates–0.78%

3M Co.	59,976	10,095,160
Danaher Corp.	107,151	10,539,372
General Electric Co.	320,009	9,673,872
Roper Technologies, Inc.	55,859	9,556,358
		39,864,762

Industrial Gases–0.39%

Air Products and Chemicals, Inc.	71,144	10,147,980
Praxair, Inc.	87,382	9,599,787
		19,747,767

Industrial Machinery–1.90%

Dover Corp.	154,652	10,323,021
Flowserve Corp.	214,897	10,342,993
Illinois Tool Works Inc.	98,900	10,486,367
Ingersoll-Rand PLC	165,148	11,033,538
Parker-Hannifin Corp.	89,566	10,285,759
Pentair PLC (United Kingdom)	192,640	11,604,634
Snap-on Inc.	63,540	10,282,043
Stanley Black & Decker Inc.	97,090	10,988,646
Xylem, Inc.	252,511	11,277,141
		96,624,142

Industrial REIT’s–0.21%

Prologis, Inc.	228,502	10,860,700

Insurance Brokers–0.82%

Aon PLC	96,626	10,558,323
Arthur J. Gallagher & Co.	206,868	9,997,930
Marsh & McLennan Cos., Inc.	165,289	10,920,644
Willis Towers Watson PLC	80,492	10,304,586
		41,781,483

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Integrated Oil & Gas–0.62%

Chevron Corp.	102,654	$10,368,054
Exxon Mobil Corp.	118,129	10,515,844
Occidental Petroleum Corp.	138,800	10,471,072
		31,354,970

Integrated Telecommunication Services–0.72%

AT&T Inc.	253,103	9,908,982
CenturyLink Inc.	304,646	8,262,000
Frontier Communications Corp.	1,804,664	9,330,113
Verizon Communications Inc.	184,829	9,407,796
		36,908,891

Internet Retail–1.01%

Amazon.com, Inc. (b)(d)	17,045	12,319,956
Expedia, Inc.	84,477	9,397,221
Netflix Inc. (b)	99,416	10,197,099
Priceline Group Inc. (The) (b)	7,317	9,251,103
TripAdvisor Inc. (b)	152,418	10,324,795
		51,490,174

Internet Software & Services–1.18%

Akamai Technologies, Inc. (b)	173,160	9,451,073
Alphabet Inc. -Class A (b)	6,532	4,891,488
Alphabet Inc. -Class C (b)	6,663	4,902,102
eBay Inc. (b)	404,208	9,886,928
Facebook Inc. -Class A (b)	88,739	10,543,080
VeriSign, Inc. (b)	110,004	9,400,942
Yahoo! Inc. (b)	287,166	10,895,078
		59,970,691

Investment Banking & Brokerage–0.81%

Charles Schwab Corp. (The)	344,293	10,528,480
E*TRADE Financial Corp. (b)	382,096	10,656,657
Goldman Sachs Group, Inc. (The)	63,070	10,058,404
Morgan Stanley	373,426	10,220,670
		41,464,211

IT Consulting & Other Services–1.02%

Accenture PLC -Class A	91,871	10,929,893
Cognizant Technology Solutions Corp. -Class A (b)	170,424	10,470,851
CSRA Inc.	388,207	9,615,887
International Business Machines Corp.	68,200	10,485,068
Teradata Corp. (b)	363,227	10,293,853
		51,795,552

Leisure Products–0.40%

Hasbro, Inc.	124,506	10,868,129
Mattel, Inc.	293,858	9,368,193
		20,236,322

Life & Health Insurance–1.48%
Aflac, Inc.	155,919	10,830,134
Lincoln National Corp.	242,363	11,112,344
MetLife, Inc.	219,414	9,994,308
Principal Financial Group, Inc.	240,561	10,719,398
Prudential Financial, Inc.	132,006	10,461,475

	Shares	Value

Life & Health Insurance–(continued)

Torchmark Corp.	177,108	$10,915,166
Unum Group	306,473	11,314,983
		75,347,808

Life Sciences Tools & Services–1.02%

Agilent Technologies, Inc.	247,490	11,357,316
Illumina, Inc. (b)	61,220	8,866,493
PerkinElmer, Inc.	199,324	10,912,989
Thermo Fisher Scientific, Inc.	69,241	10,508,706
Waters Corp. (b)	75,176	10,340,459
		51,985,963

Managed Health Care–1.08%

Aetna Inc.	85,564	9,688,412
Anthem, Inc.	67,847	8,966,659
Centene Corp. (b)	135,580	8,453,413
Cigna Corp.	67,134	8,600,537
Humana Inc.	51,944	8,960,859
UnitedHealth Group Inc.	77,610	10,374,129
		55,044,009

Metal & Glass Containers–0.44%

Ball Corp.	140,670	10,170,441
Owens-Illinois, Inc. (b)	658,244	12,440,812
		22,611,253

Motorcycle Manufacturers–0.18%

Harley-Davidson, Inc.	198,427	9,205,028

Movies & Entertainment–0.81%

Time Warner Inc.	137,874	10,431,547
Twenty-First Century Fox, Inc. -Class A	253,482	7,320,560
Twenty-First Century Fox, Inc. -Class B	93,360	2,729,846
Viacom Inc. -Class B	247,112	10,964,360
Walt Disney Co. (The)	99,132	9,835,877
		41,282,190

Multi-Line Insurance–0.82%

American International Group, Inc.	183,571	10,625,089
Assurant, Inc.	125,116	10,933,887
Hartford Financial Services Group, Inc. (The)	217,156	9,808,937
Loews Corp.	257,398	10,419,471
		41,787,384

Multi-Sector Holdings–0.42%

Berkshire Hathaway Inc. -Class B (b)	69,029	9,701,336
Leucadia National Corp.	636,244	11,516,016
		21,217,352

Multi-Utilities–2.36%

Ameren Corp.	201,349	9,976,843
CenterPoint Energy, Inc.	478,751	10,786,260
CMS Energy Corp.	236,864	9,905,653
Consolidated Edison, Inc.	132,511	9,707,756
Dominion Resources, Inc.	134,437	9,713,073
DTE Energy Co.	110,017	9,976,342
NiSource Inc.	426,961	10,187,289
Public Service Enterprise Group Inc.	219,018	9,801,056

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Multi-Utilities–(continued)

SCANA Corp.	144,545	$10,105,141
Sempra Energy	97,617	10,456,733
TECO Energy, Inc.	353,958	9,748,003
WEC Energy Group, Inc.	166,966	10,041,335
		120,405,484

Office REIT’s–0.60%

Boston Properties, Inc.	79,128	9,940,851
SL Green Realty Corp.	102,318	10,370,952
Vornado Realty Trust	105,544	10,081,563
		30,393,366

Office Services & Supplies–0.17%

Pitney Bowes Inc.	475,004	8,849,324

Oil & Gas Drilling–0.57%

Diamond Offshore Drilling, Inc.	426,024	10,999,940
Helmerich & Payne, Inc.	153,164	9,365,978
Transocean Ltd.	863,030	8,449,064
		28,814,982

Oil & Gas Equipment & Services–0.99%

Baker Hughes Inc.	212,034	9,834,137
FMC Technologies, Inc. (b)	352,544	9,599,773
Halliburton Co.	268,801	11,338,026
National Oilwell Varco Inc.	290,778	9,581,135
Schlumberger Ltd.	129,453	9,877,264
		50,230,335

Oil & Gas Exploration & Production–4.15%

Anadarko Petroleum Corp.	209,744	10,877,324
Apache Corp.	198,265	11,328,862
Cabot Oil & Gas Corp.	442,126	10,597,760
Chesapeake Energy Corp.	2,065,765	8,862,132
Cimarex Energy Co.	102,773	11,950,444
Concho Resources Inc. (b)	95,130	11,543,074
ConocoPhillips	239,611	10,492,566
Devon Energy Corp.	391,810	14,140,423
EOG Resources, Inc.	129,143	10,507,075
EQT Corp.	158,619	11,618,842
Hess Corp.	189,408	11,351,221
Marathon Oil Corp.	869,990	11,370,769
Murphy Oil Corp.	409,493	12,657,429
Newfield Exploration Co. (b)	304,933	12,432,118
Noble Energy, Inc.	289,478	10,348,839
Pioneer Natural Resources Co.	70,848	11,358,351
Range Resources Corp.	312,088	13,291,828
Southwestern Energy Co. (b)	1,213,637	16,590,418
		211,319,475

Oil & Gas Refining & Marketing–0.68%

Marathon Petroleum Corp.	257,398	8,965,172
Phillips 66	112,333	9,027,080
Tesoro Corp.	109,262	8,531,177
Valero Energy Corp.	148,525	8,124,318
		34,647,747

	Shares	Value

Oil & Gas Storage & Transportation–1.15%

Columbia Pipeline Group, Inc.	422,869	$10,800,074
Kinder Morgan Inc.	521,432	9,427,491
ONEOK, Inc.	342,955	14,832,804
Spectra Energy Corp.	320,114	10,198,832
Williams Cos., Inc. (The)	606,439	13,438,688
		58,697,889

Packaged Foods & Meats–2.28%

Campbell Soup Co.	151,728	9,190,165
ConAgra Foods, Inc.	221,365	10,116,380
General Mills, Inc.	159,008	9,982,522
Hershey Co. (The) (d)	104,713	9,722,602
Hormel Foods Corp.	222,787	7,666,101
JM Smucker Co. (The)	74,961	9,681,213
Kellogg Co.	128,545	9,559,892
Kraft Heinz Co. (The)	126,173	10,496,332
McCormick & Co., Inc.	103,035	10,001,607
Mead Johnson Nutrition Co.	128,784	10,596,348
Mondelez International, Inc. -Class A	229,203	10,197,241
Tyson Foods, Inc. -Class A	143,434	9,148,221
		116,358,624

Paper Packaging–0.80%

Avery Dennison Corp.	138,999	10,338,746
International Paper Co.	243,334	10,258,961
Sealed Air Corp.	206,840	9,605,650
WestRock Co.	262,692	10,405,230
		40,608,587

Personal Products–0.19%

Estee Lauder Cos. Inc. (The) -Class A	104,274	9,570,268

Pharmaceuticals–1.94%

Allergan PLC (b)	32,473	7,655,510
Bristol-Myers Squibb Co.	149,462	10,716,425
Eli Lilly and Co.	130,060	9,758,402
Endo International PLC (b)	228,987	3,620,284
Johnson & Johnson	90,140	10,157,877
Mallinckrodt PLC (b)	140,772	8,919,314
Merck & Co., Inc.	182,501	10,267,506
Mylan N.V. (b)	199,775	8,658,249
Perrigo Co. PLC	71,389	6,841,922
Pfizer Inc.	318,330	11,046,051
Zoetis Inc.	231,886	10,996,034
		98,637,574

Property & Casualty Insurance–1.16%

Allstate Corp. (The)	148,185	10,003,969
Chubb Ltd.	80,942	10,248,067
Cincinnati Financial Corp.	147,330	10,180,503
Progressive Corp. (The)	292,354	9,735,388
Travelers Cos., Inc. (The)	85,436	9,751,665
XL Group PLC	271,203	9,315,823
		59,235,415

Publishing–0.19%

News Corp.,-Class A	636,517	7,612,744

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Publishing–(continued)

News Corp.,-Class B	179,839	$2,219,213
		9,831,957

Railroads–0.80%

CSX Corp.	371,995	9,831,828
Kansas City Southern	113,795	10,594,315
Norfolk Southern Corp.	122,883	10,329,545
Union Pacific Corp.	119,481	10,059,105
		40,814,793

Real Estate Services–0.21%

CBRE Group, Inc. -Class A (b)	350,255	10,455,112

Regional Banks–2.29%

BB&T Corp.	281,831	10,250,193
Citizens Financial Group Inc.	443,135	10,435,829
Fifth Third Bancorp	557,994	10,529,347
Huntington Bancshares Inc.	988,706	10,331,978
KeyCorp	865,338	11,093,633
M&T Bank Corp.	87,217	10,422,432
People’s United Financial Inc.	609,102	9,672,540
PNC Financial Services Group, Inc. (The)	112,372	10,084,263
Regions Financial Corp.	1,178,288	11,582,571
SunTrust Banks, Inc.	262,479	11,501,830
Zions Bancorp.	389,453	10,912,473
		116,817,089

Research & Consulting Services–0.86%

Dun & Bradstreet Corp. (The)	97,090	12,320,721
Equifax Inc.	89,525	11,255,978
Nielsen Holdings PLC	191,613	10,230,218
Verisk Analytics, Inc. -Class A (b)	127,248	10,102,219
		43,909,136

Residential REIT’s–0.96%

Apartment Investment & Management Co. -Class A	247,238	10,544,701
AvalonBay Communities, Inc.	52,993	9,532,381
Equity Residential	133,183	9,217,595
Essex Property Trust, Inc.	43,260	9,829,970
UDR, Inc.	266,587	9,605,129
		48,729,776

Restaurants–0.93%

Chipotle Mexican Grill, Inc. (b)	19,117	8,448,949
Darden Restaurants, Inc.	143,689	9,746,425
McDonald’s Corp.	79,876	9,749,665
Starbucks Corp.	168,589	9,253,850
Yum! Brands, Inc.	124,842	10,248,280
		47,447,169

Retail REIT’s–1.12%

Federal Realty Investment Trust	63,753	9,766,322
General Growth Properties, Inc.	335,722	9,020,850
Kimco Realty Corp.	349,498	9,848,854
Macerich Co. (The)	121,271	9,255,403
Realty Income Corp.	162,822	9,783,974

	Shares	Value

Retail REIT’s–(continued)

Simon Property Group, Inc.	48,229	$9,531,979
		57,207,382

Security & Alarm Services–0.22%

Tyco International PLC	267,615	11,405,751

Semiconductor Equipment–0.64%

Applied Materials, Inc.	484,606	11,834,078
KLA-Tencor Corp.	140,264	10,229,454
Lam Research Corp.	127,465	10,555,377
		32,618,909

Semiconductors–2.59%

Analog Devices, Inc.	173,562	10,153,377
Broadcom Ltd. (Singapore)	65,240	10,070,446
First Solar, Inc. (b)	138,070	6,855,175
Intel Corp.	305,701	9,657,095
Linear Technology Corp.	219,513	10,387,355
Microchip Technology Inc.	199,734	10,322,253
Micron Technology, Inc. (b)	852,422	10,842,808
NVIDIA Corp.	301,337	14,078,465
Qorvo, Inc. (b)	199,610	10,174,122
QUALCOMM, Inc.	185,926	10,211,056
Skyworks Solutions, Inc.	133,421	8,907,186
Texas Instruments Inc.	173,190	10,495,314
Xilinx, Inc.	207,814	9,848,305
		132,002,957

Soft Drinks–0.78%

Coca-Cola Co. (The)	214,802	9,580,169
Dr Pepper Snapple Group, Inc.	106,645	9,747,353
Monster Beverage Corp. (b)	72,531	10,879,650
PepsiCo, Inc.	95,834	9,695,526
		39,902,698

Specialized Consumer Services–0.14%

H&R Block, Inc.	344,660	7,361,938

Specialized Finance–1.03%

CME Group Inc. -Class A	102,643	10,047,723
Intercontinental Exchange, Inc.	41,141	11,154,148
Moody’s Corp.	102,741	10,134,372
Nasdaq, Inc.	147,152	9,713,504
S&P Global Inc.	102,060	11,411,329
		52,461,076

Specialized REIT’s–1.65%

American Tower Corp.	98,608	10,430,754
Crown Castle International Corp.	113,185	10,278,330
Digital Realty Trust, Inc.	109,527	10,454,352
Equinix, Inc.	30,531	11,052,222
Extra Space Storage Inc.	111,495	10,365,690
Iron Mountain Inc.	305,413	11,220,874
Public Storage	37,804	9,591,253
Weyerhaeuser Co.	338,059	10,648,858
		84,042,333

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialty Chemicals–0.82%

Ecolab Inc.	91,284	$10,702,136
International Flavors & Fragrances Inc.	88,279	11,387,991
PPG Industries, Inc.	92,458	9,955,877
Sherwin-Williams Co. (The)	34,087	9,922,385
		41,968,389

Specialty Stores–0.96%

Signet Jewelers Ltd.	87,303	8,640,378
Staples, Inc.	995,804	8,763,075
Tiffany & Co.	135,148	8,373,770
Tractor Supply Co.	107,507	10,331,423
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	54,234	12,637,064
		48,745,710

Steel–0.20%

Nucor Corp.	213,950	10,378,714

Systems Software–0.97%

CA, Inc.	317,913	10,274,948
Microsoft Corp.	182,948	9,696,244
Oracle Corp.	249,269	10,020,614
Red Hat, Inc. (b)	135,224	10,474,451
Symantec Corp.	527,955	9,165,299
		49,631,556

Technology Hardware, Storage & Peripherals–1.30%

Apple Inc.	94,944	9,481,108
EMC Corp.	370,010	10,341,779
Hewlett Packard Enterprise Co.	594,555	10,981,431
HP Inc.	829,837	11,103,219
NetApp, Inc.	358,798	9,160,113
Seagate Technology PLC	268,429	6,055,758
Western Digital Corp.	194,648	9,058,918
		66,182,326

Tires & Rubber–0.16%

Goodyear Tire & Rubber Co. (The)	293,947	8,221,698

Tobacco–0.58%

Altria Group, Inc.	156,572	9,964,242
Philip Morris International Inc.	100,622	9,929,379
Reynolds American Inc.	190,075	9,446,727
		29,340,348

Trading Companies & Distributors–0.61%

Fastenal Co.	207,193	9,537,094
United Rentals, Inc. (b)	162,767	11,339,977
W.W. Grainger, Inc.	44,686	10,204,048
		31,081,119

Trucking–0.41%

J.B. Hunt Transport Services, Inc.	117,885	9,751,447
Ryder System, Inc.	158,128	11,008,872
		20,760,319

	Shares	Value

Water Utilities–0.21%

American Water Works Co., Inc.	142,550	$10,562,955
Total Common Stocks & Other Equity Interests (Cost $3,866,497,103)		5,056,239,289

Money Market Funds–0.74%

Liquid Assets Portfolio –Institutional Class, 0.44% (e)	18,770,976	18,770,976
Premier Portfolio –Institutional Class, 0.39% (e)	18,770,976	18,770,976
Total Money Market Funds (Cost $37,541,952)		37,541,952
TOTAL INVESTMENTS–99.98% (Cost $3,904,039,055)		5,093,781,241
OTHER ASSETS LESS LIABILITIES–0.02%		1,185,145
NET ASSETS–100.00%		$5,094,966,386

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D and Note 3.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Equally-Weighted S&P 500 Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco Equally-Weighted S&P 500 Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,093,781,241	$—	$—	$5,093,781,241
Futures Contracts*	484,908	—	—	484,908
Total Investments	$5,094,266,149	$—	$—	$5,094,266,149
*	Unrealized appreciation.

NOTE 3 — Derivative Investments

	Open Futures Contracts–Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	396	June-2016	$41,479,020	$484,908

NOTE 4 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the nine months ended May 31, 2016.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 05/31/16	Dividend Income
Invesco Ltd.	$8,621,575	$2,772,721	$(553,798)	$(733,699)	$55,371	$10,162,170	$244,891

                                 Invesco Equally-Weighted S&P 500 Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $1,281,587,095 and $1,170,162,755, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,290,710,045
Aggregate unrealized (depreciation) of investment securities	(144,070,685)
Net unrealized appreciation of investment securities	$1,146,639,360
Cost of investments for tax purposes is $3,947,141,881.

                                 Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	VK-EQI-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–62.82%

Aerospace & Defense–0.85%

General Dynamics Corp.	805,607	$114,291,465

Agricultural Products–0.63%

Archer-Daniels-Midland Co.	1,970,883	84,294,666

Application Software–0.68%

Citrix Systems, Inc. (b)	1,079,113	91,638,276

Asset Management & Custody Banks–1.64%

Northern Trust Corp.	1,310,261	97,090,340
State Street Corp.	1,943,871	122,580,505
		219,670,845

Automobile Manufacturers–0.54%

General Motors Co.	2,294,380	71,768,206

Biotechnology–0.68%

Amgen Inc.	574,479	90,738,958

Broadcasting–0.21%

CBS Corp. -Class B	500,306	27,616,891

Cable & Satellite–1.47%

Charter Communications, Inc. -Class A	273,195	59,813,277
Comcast Corp. -Class A	2,161,099	136,797,567
		196,610,844

Communications Equipment–1.85%

Cisco Systems, Inc.	5,136,618	149,218,753
Juniper Networks, Inc.	4,180,116	97,856,516
		247,075,269

Construction Machinery & Heavy Trucks–0.64%

Caterpillar Inc.	1,184,074	85,857,206

Data Processing & Outsourced Services–0.64%

PayPal Holdings, Inc. (b)	2,268,372	85,721,778

Diversified Banks–8.55%

Bank of America Corp.	17,187,321	254,200,478
Citigroup Inc.	8,339,190	388,356,078
Comerica Inc.	1,910,721	89,994,959
JPMorgan Chase & Co.	6,318,083	412,381,277
		1,144,932,792

Drug Retail–0.78%

Walgreens Boots Alliance, Inc.	1,351,386	104,597,276

Electric Utilities–0.96%

FirstEnergy Corp.	1,593,910	52,296,187
PG&E Corp.	1,259,583	75,675,747
		127,971,934

	Shares	Value

Fertilizers & Agricultural Chemicals–0.44%

Mosaic Co. (The)	2,357,376	$59,476,597

Food Distributors–0.45%

Sysco Corp.	1,255,456	60,399,988

General Merchandise Stores–0.86%

Target Corp.	1,676,974	115,342,272

Health Care Equipment–1.65%

Baxter International Inc.	2,242,145	96,770,978
Medtronic PLC	1,539,338	123,885,922
		220,656,900

Health Care Services–0.47%

Express Scripts Holding Co. (b)	834,200	63,023,810

Home Improvement Retail–0.20%

Kingfisher PLC (United Kingdom)	5,010,389	26,646,958

Hotels, Resorts & Cruise Lines–1.11%

Carnival Corp.	3,121,104	149,001,505

Industrial Conglomerates–1.53%

General Electric Co.	6,772,308	204,726,871

Industrial Machinery–0.68%

Ingersoll-Rand PLC	1,365,509	91,229,656

Insurance Brokers–2.24%

Aon PLC	974,388	106,471,377
Marsh & McLennan Cos., Inc.	1,640,473	108,386,051
Willis Towers Watson PLC	662,253	84,781,629
		299,639,057

Integrated Oil & Gas–3.28%

Exxon Mobil Corp.	957,000	85,192,140
Occidental Petroleum Corp.	1,230,238	92,809,155
Royal Dutch Shell PLC -Class A (United Kingdom)	6,637,498	159,342,440
TOTAL S.A. (France)	2,106,622	102,104,938
		439,448,673

Integrated Telecommunication Services–1.12%

Koninklijke KPN N.V. (Netherlands)	6,359,508	25,237,490
Orange S.A. (France)	1,421,615	24,696,962
Telecom Italia S.p.A. (Italy)(b)	13,281,280	12,574,451
Telefónica, S.A. (Spain)	1,033,822	10,783,430
Verizon Communications Inc.	1,515,321	77,129,839
		150,422,172

Internet Software & Services–0.66%

eBay Inc. (b)	3,612,774	88,368,452

Investment Banking & Brokerage–2.79%

Charles Schwab Corp. (The)	3,026,838	92,560,706
Goldman Sachs Group, Inc. (The)	562,500	89,707,500

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Shares	Value

Investment Banking & Brokerage–(continued)

Morgan Stanley	6,973,863	$190,874,630
		373,142,836

Managed Health Care–0.99%

Anthem, Inc.	477,151	63,060,276
UnitedHealth Group Inc.	518,147	69,260,710
		132,320,986

Movies & Entertainment–0.56%

Time Warner Inc.	987,642	74,724,994

Oil & Gas Equipment & Services–1.08%

Baker Hughes Inc.	1,757,016	81,490,402
Weatherford International PLC (b)	11,329,517	63,558,590
		145,048,992

Oil & Gas Exploration & Production–3.52%

Apache Corp.	3,344,792	191,121,415
Canadian Natural Resources Ltd. (Canada)	4,245,466	126,202,990
Devon Energy Corp.	4,262,279	153,825,649
		471,150,054

Other Diversified Financial Services–0.75%

Voya Financial, Inc.	3,050,837	100,250,504

Packaged Foods & Meats–0.89%

Mondelez International, Inc. -Class A	2,678,236	119,154,720

Pharmaceuticals–4.23%

Eli Lilly and Co.	1,224,220	91,853,226
Merck & Co., Inc.	2,976,063	167,433,305
Novartis AG (Switzerland)	1,021,647	80,995,275
Pfizer Inc.	3,665,776	127,202,427
Sanofi (France)	987,588	80,846,640
Teva Pharmaceutical Industries Ltd. -ADR (Israel)	349,336	18,120,058
		566,450,931

Publishing–0.48%

Thomson Reuters Corp.	1,534,106	64,444,271

Railroads–0.68%

CSX Corp.	3,457,902	91,392,350

Regional Banks–4.16%

BB&T Corp.	1,969,026	71,613,476
Citizens Financial Group Inc.	6,817,550	160,553,303
Fifth Third Bancorp	5,154,601	97,267,321
First Horizon National Corp.	4,935,681	71,863,515
PNC Financial Services Group, Inc. (The)	1,740,926	156,230,699
		557,528,314

Security & Alarm Services–1.02%

Tyco International PLC	3,188,133	135,878,228

Semiconductor Equipment–0.93%

Applied Materials, Inc.	5,111,702	124,827,763

Semiconductors–1.75%

Intel Corp.	3,356,341	106,026,812

	Shares	Value

Semiconductors–(continued)

QUALCOMM, Inc.	2,342,067	$128,626,320
		234,653,132

Specialized Finance–0.47%

CME Group Inc. -Class A	642,957	62,939,061

Systems Software–2.07%

Microsoft Corp.	2,371,484	125,688,652
Oracle Corp.	3,778,619	151,900,484
		277,589,136

Technology Hardware, Storage & Peripherals–0.15%

NetApp, Inc.	765,122	19,533,565

Tobacco–0.84%

Philip Morris International Inc.	1,143,671	112,857,454

Wireless Telecommunication Services–0.65%

Vodafone Group PLC -ADR (United Kingdom)	2,548,594	86,626,710
Total Common Stocks & Other Equity Interests (Cost $6,950,614,497)		8,411,683,318

	Principal Amount

Bonds and Notes–19.78%

Advertising–0.03%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$4,145,000	4,156,888

Aerospace & Defense–0.36%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	3,091,000	3,140,601
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/2016	10,000,000	10,020,550
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	1,489,000	1,509,656
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	20,720,000	20,792,023
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	1,938,000	1,934,140
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	6,465,000	6,476,042
2.50%, 01/15/2023	4,150,000	4,216,641
		48,089,653

Agricultural & Farm Machinery–0.11%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,893,291

Agricultural Products–0.04%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	4,859,982

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Air Freight & Logistics–0.11%

FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	$4,310,000	$4,784,557
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	9,890,544
		14,675,101

Airlines–0.21%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 10/01/2026	4,128,530	4,260,127
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	2,343,389	2,360,965
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	3,560,939	3,764,580
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,900,977	5,133,774
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 07/02/2018	1,739,377	1,863,742
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	5,296,277	5,491,577
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/2023(c)	4,592,464	4,721,030
		27,595,795

Apparel Retail–0.03%

Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	3,638,000	3,721,894

Application Software–0.48%

Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	46,415,000	53,812,391
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(c)(d)	11,886,000	10,689,971
		64,502,362

Asset Management & Custody Banks–0.23%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,294,447
4.40%, 05/27/2026(c)	19,274,000	19,492,191
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,152,482
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,139,314
		31,078,434

	Principal Amount	Value

Automobile Manufacturers–0.25%

BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 04/11/2021(c)	$7,778,000	$7,731,099
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	5,220,000	5,249,772
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	2,847,000	2,832,151
4.13%, 08/04/2025	7,006,000	7,371,563
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	4,969,946
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,870,191
		34,024,722

Automotive Retail–0.14%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,719,395
5.75%, 05/01/2020	7,393,000	8,139,667
AutoZone, Inc., Sr. Unsec. Global Notes, 3.13%, 04/21/2026	4,030,000	4,032,529
		18,891,591

Biotechnology–0.66%

AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	7,329,662
Amgen Inc., Sr. Unsec. Notes, 2.30%, 06/15/2016	7,477,000	7,481,408
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	21,842,000	27,193,290
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	4,735,000	5,049,733
4.63%, 05/15/2044	13,875,000	13,831,169
5.00%, 08/15/2045	1,714,000	1,833,454
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.05%, 12/01/2016	19,850,000	20,068,836
4.40%, 12/01/2021	4,988,000	5,518,551
		88,306,103

Brewers–0.29%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,870,841
3.30%, 02/01/2023	6,427,000	6,617,978
4.70%, 02/01/2036	10,870,000	11,788,461
4.90%, 02/01/2046	12,141,000	13,562,608
		38,839,888

Broadcasting–0.46%

Liberty Media Corp., Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	61,171,000	61,056,304

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Cable & Satellite–0.29%

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.46%, 07/23/2022(c)	$10,845,000	$11,330,113
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/2033	1,605,000	1,717,644
5.70%, 05/15/2018	4,735,000	5,144,625
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,281,789
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/2042(c)	4,980,000	4,314,278
6.25%, 06/01/2018(c)	3,700,000	3,937,187
8.38%, 03/01/2039(c)	655,000	768,232
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,734,733
5.95%, 04/01/2041	3,365,000	4,284,808
		38,513,409

Catalog Retail–0.25%

Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/2023(d)	15,395,000	26,298,416
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	7,829,064
		34,127,480

Commodity Chemicals–0.07%

Montell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	9,559,592

Communications Equipment–0.36%

Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(c)	14,876,000	18,195,208
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	31,263,000	30,598,661
		48,793,869

Construction & Engineering–0.12%

Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/2044	4,195,000	3,735,222
5.25%, 10/01/2054	13,347,000	11,634,420
		15,369,642

Construction Machinery & Heavy Trucks–0.14%

Caterpillar Financial Services Corp., Sr. Unsec. Notes, 1.75%, 03/24/2017	19,085,000	19,232,460

Consumer Finance–0.03%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,461,216

Data Processing & Outsourced Services–0.06%

Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,884,259

	Principal Amount	Value

Diversified Banks–1.59%

Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	$10,445,000	$10,485,051
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/2017	2,825,000	2,990,157
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	6,710,000	6,811,110
5.65%, 05/01/2018	8,680,000	9,282,197
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	7,146,944
BNP Paribas S.A. (France), Unsec. Gtd. Sub. Medium-Term Notes, 4.25%, 10/15/2024	5,010,000	5,127,728
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/2044	2,765,000	2,929,676
6.68%, 09/13/2043	8,000,000	9,946,528
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,059,914
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	8,535,000	9,181,087
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,363,123
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	3,640,000	3,772,658
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,233,725
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(e)	7,145,000	7,225,381
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/2018	5,240,000	5,289,591
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	583,072
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	10,079,517
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 2.25%, 05/27/2021(c)	10,240,000	10,238,305
Royal Bank of Canada (Canada), Sr. Unsec. Medium-Term Global Notes, 2.50%, 01/19/2021	10,875,000	11,097,861
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,722,305
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,663,986
5.63%, 11/24/2045(c)	7,260,000	7,418,141
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,355,060
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,379,298

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Diversified Banks–(continued)

U.S. Bancorp, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	$3,245,000	$3,267,144
Wells Fargo & Co., Sr. Unsec. Global Notes, 1.50%, 01/16/2018	2,070,000	2,075,819
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	7,178,135
Sr. Unsec. Notes, 3.90%, 05/01/2045	14,525,000	14,648,150
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,759,699
4.65%, 11/04/2044	14,430,000	15,045,533
		212,356,895

Diversified Capital Markets–0.05%

Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	6,971,700

Diversified Chemicals–0.06%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,244,121

Diversified Metals & Mining–0.07%

Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,676,683
9.00%, 05/01/2019	5,240,000	6,221,041
		8,897,724

Diversified Real Estate Activities–0.03%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,558,387

Diversified Support Services–0.08%

Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/2016	4,605,000	4,604,935
6.13%, 12/01/2017	6,115,000	6,547,624
		11,152,559

Drug Retail–0.21%

CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,897,089

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	8,607,790	9,664,762

Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.10%, 06/01/2023	3,078,000	3,076,589
3.30%, 11/18/2021	6,129,000	6,340,745
4.50%, 11/18/2034	4,519,000	4,589,856
		27,569,041

Electric Utilities–0.16%

Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,332,058
4.88%, 01/22/2044(c)	9,110,000	9,594,511
Jr. Unsec. Sub. Notes, 5.63%(c)(e)	8,670,000	8,213,958

	Principal Amount	Value

Electric Utilities–(continued)

Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	$1,050,000	$1,207,214

PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	491,360
		21,839,101

Environmental & Facilities Services–0.04%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,865,541

Fertilizers & Agricultural Chemicals–0.02%

Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	3,055,000	3,077,389

Food Retail–0.08%

Kraft Heinz Co. (The), Sr. Unsec. Gtd. Notes, 1.60%, 06/30/2017(c)	10,860,000	10,892,553

General Merchandise Stores–0.21%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,681,890

Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/2022	9,830,000	10,279,821
Sr. Unsec. Notes, 5.88%, 07/15/2016	14,510,000	14,601,993

		28,563,704

Health Care Distributors–0.08%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,241,509

Health Care Equipment–0.77%

Becton, Dickinson and Co., Sr. Unsec. Global Notes, 1.75%, 11/08/2016	3,740,000	3,752,449
3.88%, 05/15/2024	6,825,000	7,280,705
4.88%, 05/15/2044	7,465,000	8,282,365
Sr. Unsec. Notes, 2.68%, 12/15/2019	3,198,000	3,267,809

Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,215,353

Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	11,538,079
4.38%, 03/15/2035	3,635,000	3,962,228
4.63%, 03/15/2044	5,490,000	6,076,672

NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021(c)	19,108,000	21,699,523

Wright Medical Group N.V., Sr. Unsec. Conv. Notes, 2.25%, 11/15/2021(c)	9,311,000	10,329,391

Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	20,807,000	19,948,711
		103,353,285

Health Care Facilities–0.48%

Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	24,795,000	24,578,044

HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(d)	33,605,000	40,010,953
		64,588,997

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Health Care REIT’s–0.11%

HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	$5,085,000	$5,045,151
4.20%, 03/01/2024	4,690,000	4,730,735

Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,368,278

Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/2022	1,905,000	2,031,120
		14,175,284

Health Care Services–0.11%

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,728,027

Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,202,754
4.70%, 02/01/2045	2,694,000	2,769,074
		14,699,855

Home Improvement Retail–0.05%

Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,948,278

Homebuilding–0.06%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	7,779,663

Hotels, Resorts & Cruise Lines–0.01%

Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/2017	1,225,000	1,235,370

Housewares & Specialties–0.12%

Newell Brands Inc., Sr. Unsec. Global Notes, 5.50%, 04/01/2046	2,410,000	2,770,618

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	12,185,000	12,892,565
		15,663,183

Hypermarkets & Super Centers–0.24%

Wal-Mart Stores, Inc., Sr. Unsec. Notes, 5.52%, 06/01/2017(f)	30,615,000	32,088,347

Industrial Machinery–0.06%

Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	7,940,000	8,401,536

Insurance Brokers–0.03%

Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/2023	3,960,000	4,248,518

Integrated Oil & Gas–0.36%

Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	14,553,000	14,626,202
1.72%, 06/24/2018	5,275,000	5,325,339

	Principal Amount	Value

Integrated Oil & Gas–(continued)

Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	$3,630,000	$3,663,309

Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	4,079,879

Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,476,326

Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	9,844,000	9,575,215

Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,429,161
		48,175,431

Integrated Telecommunication Services–0.59%

AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	5,334,000	5,343,788
3.40%, 05/15/2025	2,967,000	2,976,680
3.80%, 03/15/2022	3,340,000	3,492,262
4.50%, 05/15/2035	4,755,000	4,769,878
4.80%, 06/15/2044	10,275,000	10,345,790
5.15%, 03/15/2042	1,370,000	1,428,944
5.35%, 09/01/2040	2,077,000	2,222,366
6.15%, 09/15/2034	3,675,000	4,170,041

British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/2017	5,420,000	5,415,003

Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	3,600,000	4,521,913

Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	3,285,000	3,345,203
4.52%, 09/15/2048	19,069,000	19,317,831
5.01%, 08/21/2054	6,727,000	7,005,242
5.15%, 09/15/2023	4,525,000	5,196,196
		79,551,137

Investment Banking & Brokerage–1.79%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	5,510,000	6,166,654
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	5,901,460
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/2017(c)(g)	61,461,000	92,337,777
1.00%, 09/28/2020(c)(h)	59,890,000	68,041,628

Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	30,876,000	31,146,165

Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	11,653,000	11,328,184

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Investment Banking & Brokerage–(continued)

Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/2017(c)	$6,100,000	$6,257,951
Morgan Stanley, Sr. Unsec. Global Notes, 6.38%, 07/24/2042	8,140,000	10,704,975
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	7,224,619
		239,109,413

IT Consulting & Other Services–0.04%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	4,954,000	5,138,829

Life & Health Insurance–0.21%

MetLife, Inc., Sr. Unsec. Global Notes, 4.60%, 05/13/2046	5,080,000	5,334,018
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	9,693,161
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	4,010,000	4,282,700
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	3,475,000	4,335,059
Reliance Standard Life Global Funding II, Sr. Sec. Notes, 3.05%, 01/20/2021(c)	4,985,000	5,077,489
		28,722,427

Managed Health Care–0.08%

Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/2020	9,990,000	10,641,608

Movies & Entertainment–0.09%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	11,374,000	11,587,262

Multi-Line Insurance–0.19%

American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,893,681
4.38%, 01/15/2055	7,405,000	6,667,595
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,482,562
Sr. Unsec. Notes, 7.35%, 11/15/2019	425,000	487,992
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(c)	9,460,000	9,080,725
		25,612,555

	Principal Amount	Value

Multi-Utilities–0.03%

Enable Midstream Partners, LP, Sr. Unsec. Gtd. Global Notes, 2.40%, 05/15/2019	$4,395,000	$4,004,944

Office REIT’s–0.06%

Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,639,629
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	6,115,000	6,257,146
		7,896,775

Office Services & Supplies–0.04%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	5,065,000	5,241,290

Oil & Gas Drilling–0.01%

Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/2017	1,150,000	1,144,250

Oil & Gas Equipment & Services–0.08%

Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(d)	11,911,000	10,831,566

Oil & Gas Exploration & Production–0.34%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	3,136,000	3,255,886
6.60%, 03/15/2046	4,830,000	5,373,356
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/2019	18,562,000	7,842,445
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	8,738,000	8,766,949
4.15%, 11/15/2034	9,367,000	9,043,838
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	4,368,000	4,204,200
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	7,574,728
		46,061,402

Oil & Gas Storage & Transportation–0.52%

Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	3,640,000	3,015,412
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	632,193
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	3,174,084
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,845,325
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,937,485

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	$4,203,000	$3,828,277
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,030,461
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2038	2,245,000	2,468,952
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,195,724
Sr. Unsec. Notes, 2.95%, 06/15/2016	12,896,000	12,902,609
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	7,289,320
5.50%, 02/15/2020	5,405,000	5,736,797
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,609,352
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	8,484,112
		70,150,103

Other Diversified Financial Services–0.19%

Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	6,568,000	6,494,028
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,422,053
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	10,196,137
		26,112,218

Packaged Foods & Meats–0.09%

General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,732,374
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	648,000	693,954
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	2,136,000	2,339,472
		11,765,800

Paper Packaging–0.11%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,205,113
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,754,538
		14,959,651

Pharmaceuticals–0.46%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/2017	9,281,000	9,302,968
4.85%, 06/15/2044	9,265,000	9,314,234

	Principal Amount	Value

Pharmaceuticals–(continued)

Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	$6,079,000	$6,203,653
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	16,348,208
Mylan N.V., Sr. Unsec. Gtd. Notes, 3.15%, 06/15/2021(c)	4,535,000	4,529,739
5.25%, 06/15/2046(c)	6,205,000	6,204,007
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/2018	3,945,000	3,934,053
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	1,234,000	1,259,960
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,036,317
		61,133,139

Property & Casualty Insurance–0.28%

Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	8,898,293
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,319,163
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	8,381,000	10,738,156
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	7,461,670
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,418,585
		36,835,867

Railroads–0.39%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	19,380,000	22,872,266
Canadian National Railway Co. (Canada), Sr. Unsec. Notes, 5.80%, 06/01/2016	15,990,000	15,989,816
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	1,987,676
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	4,629,204
4.85%, 06/15/2044	5,560,000	6,391,912
		51,870,874

Regional Banks–0.20%

PNC Bank, N.A., Series BKNT, Sr. Unsec. Notes, 1.30%, 10/03/2016	16,480,000	16,498,894
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	10,295,000	10,269,335
		26,768,229

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Reinsurance–0.06%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$7,510,000	$8,023,706

Renewable Electricity–0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,953,617

Research & Consulting Services–0.04%

Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	5,065,000	4,981,825

Semiconductor Equipment–0.36%

Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	33,039,000	48,422,784

Semiconductors–1.19%

Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	8,126,000	8,150,878
Microchip Technology, Inc., Sr. Unsec. Sub. Conv. Bonds, 1.63%, 02/15/2025	18,228,000	20,358,398
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	35,244,000	25,816,230
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018	30,672,000	71,446,590
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.00%, 12/01/2020(c)	36,461,000	33,452,967
		159,225,063

Soft Drinks–0.13%

Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	17,475,000	17,526,167

Specialized Finance–0.31%

Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	8,760,000	8,770,950
4.25%, 09/15/2024	4,355,000	4,379,497
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	7,805,000	7,792,153
4.88%, 10/01/2025(c)	7,745,000	7,720,197
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	10,130,807
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/2022	2,550,000	2,653,439
		41,447,043

Specialized REIT’s–0.15%

Crown Castle International Corp., Sr. Unsec. Notes, 4.45%, 02/15/2026	6,640,000	7,088,200
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	5,425,000	5,870,703
6.11%, 01/15/2020(c)	6,300,000	6,958,401
		19,917,304

	Principal Amount	Value

Systems Software–0.39%

FireEye, Inc., Series A, Sr. Unsec. Conv. Notes, 1.00%, 06/01/2020(c)(d)	$10,953,000	$9,556,493
Series B, Sr. Unsec. Conv. Notes, 1.63%, 06/01/2022(c)(d)	10,953,000	9,056,762
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,273,274
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	23,004,000	22,903,357
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/2034	6,045,000	6,486,883
		52,276,769

Technology Distributors–0.06%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,764,124

Technology Hardware, Storage & Peripherals–0.62%

Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,284,841
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec. First Lien Notes, 5.45%, 06/15/2023(c)	10,932,000	11,106,415
8.35%, 07/15/2046(c)	2,729,000	2,776,463
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.85%, 10/05/2018(c)	14,555,000	14,813,373
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	37,991,000	40,988,566
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	890,000	688,081
5.75%, 12/01/2034	7,094,000	5,072,210
		82,729,949

Thrifts & Mortgage Finance–0.38%

MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	6,962,000	8,328,293
5.00%, 05/01/2017	24,396,000	25,387,087
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/2019	4,063,000	5,038,120
3.00%, 11/15/2017	10,019,000	12,016,538
		50,770,038

Tobacco–0.15%

Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	2,167,000	2,171,642
Sr. Unsec. Global Notes, 3.60%, 11/15/2023	3,940,000	4,258,703
4.88%, 11/15/2043	11,740,000	13,396,543
		19,826,888

Trading Companies & Distributors–0.03%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,191,618

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–0.28%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$6,610,000	$6,460,158
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/2016	4,450,000	4,455,852
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	6,080,000	6,189,054
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 1.63%, 03/20/2017	20,708,000	20,777,837
		37,882,901
Total Bonds and Notes (Cost $2,506,244,064)		2,649,301,041

U.S. Treasury Securities–9.46%

U.S. Treasury Bills–0.01%

0.45%, 11/17/2016(i)(j)	1,750,000	1,746,467

U.S. Treasury Notes–9.17%

0.50%, 04/30/2017	310,000,000	309,384,372
0.88%, 04/30/2017	2,000,000	2,003,216
0.88%, 05/31/2018	179,650,000	179,635,628
1.25%, 01/31/2019	23,000,000	23,160,398
0.88%, 05/15/2019	101,175,000	100,711,723
3.63%, 08/15/2019	58,350,000	63,061,675
3.38%, 11/15/2019	10,000,000	10,760,698
1.38%, 05/31/2021	357,599,000	357,752,768
1.63%, 05/31/2023	31,416,000	31,347,513
1.63%, 05/15/2026	153,801,100	150,807,592
		1,228,625,583

U.S. Treasury Bonds–0.28%

2.50%, 02/15/2046	38,025,400	36,894,191
Total U.S. Treasury Securities (Cost $1,262,812,710)		1,267,266,241

	Shares

Preferred Stocks–0.98%

Asset Management & Custody Banks–0.21%

AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	438,000	26,225,250
State Street Corp., Series D, 5.90% Pfd.	55,128	1,550,200
		27,775,450

Diversified Banks–0.03%

Wells Fargo & Co., 5.85% Pfd.	142,800	3,782,772

Oil & Gas Storage & Transportation–0.32%

El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	875,900	42,481,150

Regional Banks–0.42%

KeyCorp., Series A, $7.75 Conv. Pfd.	427,098	56,757,053
Total Preferred Stocks (Cost $103,636,396)		130,796,425

	Principal Amount	Value

U.S. Government Sponsored Agency Securities–0.42%

Federal Home Loan Mortgage Corp. (FHLMC)–0.35%

Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	$36,328,410
6.75%, 03/15/2031	7,000,000	10,467,758
		46,796,168

Federal National Mortgage Association (FNMA)–0.07%

Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	9,315,705
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		56,111,873

Municipal Obligations–0.07%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,600,000	3,385,538
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,980,000	6,404,927
Total Municipal Obligations (Cost $7,640,528)		9,790,465

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%

Pass Through Ctfs., 6.50%, 05/01/2029	1	2
5.50%, 02/01/2037	45	50
		52

Federal National Mortgage Association (FNMA)–0.00%

Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	26,244	27,607
5.50%, 03/01/2021	79	85
8.00%, 08/01/2021	1,435	1,452
		29,144

Government National Mortgage Association (GNMA)–0.00%

Pass Through Ctfs., 8.00%, 04/15/2026 to 01/20/2031	28,753	31,289
7.50%, 12/20/2030	1,901	2,380
		33,669
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $59,914)		62,865

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Shares	Value

Money Market Funds–6.72%

Liquid Assets Portfolio –Institutional Class, 0.44% (k)	449,688,905	$449,688,905
Premier Portfolio –Institutional Class, 0.39% (k)	449,688,905	449,688,905
Total Money Market Funds (Cost $899,377,810)		899,377,810
TOTAL INVESTMENTS–100.25% (Cost $11,785,832,977)		13,424,390,038
OTHER ASSETS LESS LIABILITIES–(0.25)%		(33,964,773)
NET ASSETS–100.00%		$13,390,425,265

Investment Abbreviations:

ADR	—American Depositary Receipt
Conv.	—Convertible
Ctfs.	—Certificates
Deb.	—Debentures
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
RB	—Revenue Bonds
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $590,598,679, which represented 4.41% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Perpetual bond with no specified maturity date.

(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(g)	Exchangeable for a basket of four common stocks and one ordinary share.

(h)	Exchangeable for a basket of five common shares.

(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Equity and Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

                                 Invesco Equity and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 – Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,140,902,020	$300,955,533	$—	$9,441,857,553
U.S. Treasury Securities	—	1,267,266,241	—	1,267,266,241
Corporate Debt Securities	—	2,649,301,041	—	2,649,301,041
U.S. Government Sponsored Agency Securities	—	56,174,738	—	56,174,738
Municipal Obligations	—	9,790,465	—	9,790,465
	9,140,902,020	4,283,488,018	—	13,424,390,038
Forward Foreign Currency Contracts*	—	7,500,784	—	7,500,784
Futures Contracts*	(359,125)	—	—	(359,125)
Total Investments	$9,140,542,895	$4,290,988,802	$—	$13,431,531,697
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation
	Counterparty	Deliver		Receive
07/01/16	Bank of New York Mellon (The)	CHF	28,101,834	USD	28,673,585	$28,318,363	$355,222
07/01/16	Bank of New York Mellon (The)	EUR	91,985,027	USD	103,906,287	102,459,135	1,447,152
07/01/16	Bank of New York Mellon (The)	GBP	70,403,403	USD	102,929,071	101,993,654	935,417
07/01/16	State Street Bank & Trust Co.	CHF	28,101,522	USD	28,673,559	28,318,048	355,511
07/01/16	State Street Bank & Trust Co.	EUR	91,985,257	USD	103,895,508	102,459,391	1,436,117
07/01/16	State Street Bank & Trust Co.	GBP	75,245,916	USD	109,995,728	109,009,019	986,709
07/05/16	Bank of New York Mellon (The)	CAD	91,149,316	USD	70,539,452	69,528,166	1,011,286
07/05/16	State Street Bank & Trust Co.	CAD	91,149,590	USD	70,501,744	69,528,374	973,370
Total Forward Foreign Currency Contracts—Currency Risk							$7,500,784

Currency Abbreviations:
CAD	— Canadian Dollar	GBP	— British Pound Sterling

CHF	— Swiss Franc	USD	— U.S. Dollar

EUR	— Euro

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	483	September-2016	$(58,016,602)	$(95,486)
U.S. Treasury 10 Year Notes	Short	817	September-2016	(105,954,688)	(263,639)
Total Futures Contracts—Interest Rate Risk					$(359,125)

                                 Invesco Equity and Income Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $2,002,339,186 and $2,753,021,451, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $6,368,211,132 and $5,952,449,208, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,943,948,957
Aggregate unrealized (depreciation) of investment securities	(365,665,047)
Net unrealized appreciation of investment securities	$1,578,283,910
Cost of investments for tax purposes is $11,846,106,128.

                                 Invesco Equity and Income Fund

Invesco Floating Rate Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	FLR-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Variable Rate Senior Loan Interests–80.22%(a)(b)

Aerospace & Defense–1.61%

BE Aerospace, Inc., Term Loan	3.75%	12/16/2021	$1,961	$1,973,733
CAMP International Holding Co., First Lien Term Loan	4.75%	05/31/2019	3,649	3,648,739
Consolidated Aerospace Manufacturing, LLC, Term Loan	4.75%	08/11/2022	2,698	2,553,321
IAP Worldwide Services, Revolver Loan(c)	0.00%	07/18/2018	877	859,152
Second Lien Term Loan (Acquired 08/18/2014; Cost $953,274)	8.00%	07/18/2019	1,018	1,011,680
PRV Aerospace, LLC, Term Loan	6.50%	05/09/2018	1,898	1,774,445
Transdigm Inc., Term Loan C	3.75%	02/28/2020	4,082	4,091,616
Term Loan D	3.75%	06/04/2021	6,956	6,968,416
Term Loan E	3.50%	05/16/2022	7,924	7,905,272
				30,786,374

Air Transport–0.66%

American Airlines, Inc., Term Loan	3.25%	06/27/2020	5,258	5,244,354
Delta Air Lines, Inc., Revolver Loan (c)	0.00%	10/18/2017	1,145	1,124,822
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	5,842	5,841,654
United Continental Holdings, Inc., Term Loan B-1	3.50%	09/15/2021	374	374,250
				12,585,080

Automotive–2.38%

Autoparts Holdings Ltd., First Lien Term Loan	7.00%	07/29/2017	1,231	1,143,370
BBB Industries, LLC, Second Lien Term Loan	9.75%	11/03/2022	1,033	974,826
Britax Group Ltd., Term Loan	4.50%	10/15/2020	1,758	1,450,573
FCA US LLC, Term Loan	3.50%	05/24/2017	1,185	1,188,451
Federal-Mogul Holdings Corp., Term Loan B	4.00%	04/15/2018	766	741,990
Term Loan C	4.75%	04/15/2021	25,226	23,956,761
Gates Global, LLC, Term Loan	4.25%	07/05/2021	4,859	4,719,026
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.75%	04/30/2019	877	880,145
Midas Intermediate Holdco II, LLC, First Lien Delayed Draw Term Loan	4.50%	08/18/2021	171	171,468
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/2020	5,165	5,151,839
Transtar Holding Co., First Lien Term Loan	7.75%	10/09/2018	4,615	3,294,969
Second Lien Term Loan	10.00%	10/09/2019	1,654	496,085
Wand Intermediate I L.P., Second Lien Term Loan	8.25%	09/17/2022	1,406	1,268,961
				45,438,464

Beverage and Tobacco–0.07%

Winebow Holdings, Inc., Second Lien Term Loan	8.50%	12/31/2021	1,508	1,281,952

Building & Development–2.26%

ABC Supply Co., Inc., Term Loan B	3.50%	04/16/2020	454	454,772
Beazer Homes USA, Inc., Second Lien Term Loan B (Acquired 03/10/2016; Cost $3,629,887)	6.41%	03/11/2018	3,680	3,661,477
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020	3,330	3,358,663
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan (Acquired 05/01/2012-03/31/2016; Cost $12,703)(c)	0.00%	02/28/2017	13	8,257
PIK Exit Revolver Loan (Acquired 05/01/2012-03/31/2016; Cost $158,863)(d)	5.00%	02/28/2017	159	103,261
Mannington Mills, Inc., Term Loan	4.75%	10/01/2021	689	678,515
Mueller Water Products, Inc., Term Loan	4.00%	11/25/2021	104	104,946
Nortek, Inc., Incremental Term Loan 1	3.50%	10/30/2020	3,391	3,386,781
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/26/2020	9,438	9,474,198
Re/Max International, Inc., Term Loan	4.00%	07/31/2020	2,555	2,558,423

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Building & Development–(continued)

Realogy Corp., Synthetic LOC	4.72%	10/10/2016		$—	$286
Term Loan B	3.75%	03/05/2020		19,438	19,514,827
					43,304,406

Business Equipment & Services–8.74%

Acosta, Inc., Term Loan B-1	4.25%	09/26/2021		2,940	2,930,896
Asurion LLC, Incremental Term Loan B-1	5.00%	05/24/2019		210	210,249
Incremental Term Loan B-2	4.25%	07/08/2020		19,551	19,318,613
Incremental Term Loan B-4	5.00%	08/04/2022		35	34,920
Second Lien Term Loan	8.50%	03/03/2021		20,265	19,884,731
Brickman Group Ltd. LLC, First Lien Term Loan	4.00%	12/18/2020		1,705	1,703,806
Second Lien Term Loan	7.50%	12/17/2021		1,110	1,092,858
Caraustar Industries, Inc., Incremental Term Loan	8.00%	05/01/2019		255	255,955
Term Loan	8.00%	05/01/2019		2,767	2,770,867
Checkout Holding Corp., Second Lien Term Loan	7.75%	04/11/2022		4,379	2,826,900
Term Loan B	4.50%	04/09/2021		6,259	5,555,072
Connolly, LLC, Second Lien Term Loan	8.00%	05/14/2022		3,411	3,351,467
Crossmark Holdings, Inc., First Lien Term Loan	4.50%	12/20/2019		4,555	3,173,036
Second Lien Term Loan	8.75%	12/21/2020		576	253,630
Dream Secured Bondco AB (Sweden), Term Loan B-1	5.25%	10/21/2022	EUR	892	1,002,243
Equinix, Inc., Term Loan B (Acquired 12/08/2015; Cost $708,420)	4.00%	01/08/2023		710	713,653
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/2018		3,809	3,813,756
First Data Corp., Term Loan	4.44%	03/24/2021		19,643	19,758,088
Term Loan	4.19%	07/10/2022		8,169	8,198,326
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.00%	02/08/2020		779	778,031
Term Loan 2	4.50%	11/13/2020		5,007	5,016,059
Global Payments Inc., Term Loan B	3.94%	04/22/2023		3,848	3,885,681
Hillman Group Inc. (The), Term Loan	4.50%	06/30/2021		1,715	1,702,153
Inmar, Inc., Second Lien Term Loan	8.00%	01/27/2022		40	34,957
KAR Auction Services, Inc., Term Loan B-3	4.25%	03/09/2023		4,739	4,781,049
Karman Buyer Corp., Second Lien Term Loan	7.50%	07/25/2022		3,750	3,604,951
Term Loan	4.25%	07/25/2021		3,940	3,930,591
Kronos Inc., Second Lien Term Loan	9.75%	04/30/2020		1,710	1,749,522
Peak 10, Inc., Second Lien Term Loan (Acquired 06/18/2014; Cost $781,670)	8.25%	06/17/2022		788	657,671
Prime Security Services Borrower, LLC, Incremental Term Loan B-1	5.50%	05/02/2022		6,405	6,478,415
Sensus USA Inc., First Lien Term Loan	6.50%	04/05/2023		4,760	4,771,544
SolarWinds Holdings, Inc., Term Loan	6.50%	02/03/2023		6,925	6,944,005
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/2019		11,390	11,247,449
TaxAct, Inc., Term Loan	7.00%	12/31/2022		2,583	2,596,094
TNS Inc., Second Lien Term Loan	9.00%	08/14/2020		231	225,292
Trans Union LLC, Term Loan B-2	3.50%	04/09/2021		6,038	6,048,874
Venetia Deco LLC, Term Loan B	5.50%	05/21/2022		1,399	1,411,464
Wash MultiFamily Acquisition Inc., Canadian First Lien Term Loan	4.25%	05/13/2022		354	351,419
First Lien Term Loan	4.25%	05/13/2022		2,021	2,006,628
Second Lien Term Loan	8.00%	05/12/2023		222	218,544
Second Lien Term Loan	8.00%	05/14/2023		39	38,277
WOWMIDCO SAS (France), Term Loan B	5.50%	03/16/2023	EUR	1,713	1,913,490
					167,241,226

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Cable & Satellite Television–3.87%

Charter Communications Operating, LLC, Term Loan I	3.50%	01/24/2023	$15,588	$15,695,096
CSC Holdings, LLC, Term Loan	5.00%	10/09/2022	10,463	10,567,365
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/2020	306	307,185
MCC Iowa LLC, Term Loan H	3.25%	01/29/2021	3,219	3,217,563
Mediacom Illinois LLC, Term Loan G	3.50%	06/30/2021	175	175,825
Quebecor Media Inc. (Canada), Term Loan B-1	3.25%	08/17/2020	2,448	2,438,761
Telenet Finance LLC, Term Loan AD (e)	—	05/05/2024	3,022	3,041,267
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan F	3.65%	06/30/2023	6,318	6,329,171
WideOpenWest Finance, LLC, Term Loan B	4.50%	04/01/2019	3,807	3,810,591
YPSO Holding S.A. (France), Term Loan B-6	4.75%	02/10/2023	13,684	13,726,503
Ziggo B.V. (Netherlands), Term Loan B-1	3.65%	01/15/2022	5,435	5,436,351
Term Loan B-2	3.65%	01/15/2022	3,502	3,503,287
Term Loan B-3	3.60%	01/15/2022	5,760	5,761,657
				74,010,622

Chemicals & Plastics–2.37%

Allnex & Cy S.C.A., Term Loan B-1	4.50%	10/03/2019	562	561,104
Term Loan B-2	4.50%	10/03/2019	292	291,140
Chemours Co. (The), Term Loan B	3.75%	05/12/2022	771	758,081
Chemstralia Finco Ltd., Term Loan	7.25%	02/28/2022	3,227	3,218,825
Chromaflo Technologies Corp., First Lien Term Loan B	4.50%	12/02/2019	231	227,879
Second Lien Term Loan (Acquired 11/20/2013; Cost $812,511)	8.25%	06/02/2020	815	688,727
Colouroz Investment LLC (Germany), First Lien Term Loan B-2	4.50%	09/07/2021	2,912	2,875,630
Second Lien Term Loan B-2	8.25%	09/05/2022	4,949	4,602,528
Term Loan C	4.50%	09/07/2021	481	475,375
Gemini HDPE LLC, Term Loan	4.75%	08/06/2021	315	315,606
HII Holding Corp., First Lien Term Loan	4.25%	12/20/2019	2,000	1,994,951
Huntsman International, LLC, Incremental Term Loan	3.75%	10/01/2021	2,262	2,274,679
Ineos Holdings Ltd., Term Loan	3.75%	05/04/2018	8,193	8,200,813
Term Loan 1	2.95%	12/31/2016	956	956,509
MacDermid, Inc., First Lien Term Loan B	5.50%	06/07/2020	1,399	1,398,754
Term Loan B-3	5.50%	06/07/2020	9	9,457
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/2018	1,137	1,141,209
Otter Products, LLC, Term Loan B	5.75%	06/03/2020	5,813	4,854,024
Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/2020	5,451	5,392,077
ProAmpac Intermediate Inc., Second Lien Term Loan	9.25%	08/18/2023	122	116,232
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/2023	660	633,596
Styrolution US Holding LLC, First Lien Term Loan B-1	6.50%	11/07/2019	2,817	2,837,683
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020	1,453	1,451,438
				45,276,317

Clothing & Textiles–0.66%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (Acquired 05/27/2014-01/29/2016; Cost $2,241,691)	5.50%	05/27/2021	2,259	2,253,830
Second Lien Term Loan	9.50%	05/27/2022	2,212	2,139,646
Ascena Retail Group, Inc., Term Loan B	5.25%	08/21/2022	6,604	6,397,293
Samsonite International S.a.r.l (Luxembourg), Term Loan B (e)	—	05/13/2023	1,757	1,774,573
				12,565,342

Conglomerates–0.22%

Epiq Systems, Inc., Term Loan	4.50%	08/27/2020	2,445	2,428,425
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.00%	08/29/2021	124	122,828

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Conglomerates–(continued)

Spectrum Brands, Inc., Term Loan	3.50%	06/23/2022		$1,620	$1,630,106
					4,181,359

Containers & Glass Products–0.74%

Berlin Packaging, LLC, Second Lien Term Loan	7.75%	09/30/2022		760	741,798
Term Loan	4.50%	10/01/2021		518	519,322
BWAY Holding Co., Term Loan	5.50%	08/14/2020		214	214,344
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/2019		372	364,612
Duran Group (Germany), Term Loan C (Acquired 07/15/2015; Cost $2,543,528)	8.25%	11/28/2019		2,544	2,530,811
Hoffmaster Group, Inc., First Lien Term Loan	5.25%	05/09/2020		3,815	3,818,475
Second Lien Term Loan	10.00%	05/09/2021		786	725,233
LA Holding B.V. (Netherlands), Term Loan B-1A (Acquired 12/16/2015; Cost $618,559)	6.50%	06/18/2018	EUR	618	684,280
Term Loan B-1B (Acquired 12/16/2015; Cost $665,630)	6.50%	06/18/2018	EUR	665	736,352
Term Loan B-1C (Acquired 12/16/2015; Cost $216,948)	6.50%	06/18/2018	EUR	217	239,999
Ranpak Corp., Second Lien Term Loan (Acquired 09/24/2014; Cost $413,156)	8.25%	10/03/2022		415	369,172
Term Loan B-1	4.25%	10/01/2021		575	564,325
Reynolds Group Holdings Inc., Incremental Term Loan	4.50%	12/01/2018		1,574	1,582,612
Tekni-Plex, Inc., Second Lien Term Loan	8.75%	06/01/2023		1,122	1,074,215
					14,165,550

Cosmetics & Toiletries–0.50%

Coty Inc., Term Loan B	3.75%	10/27/2022		2,228	2,236,743
Galleria Co., Term Loan B	3.75%	01/26/2023		5,278	5,288,470
Prestige Brands, Inc., Term Loan B-3	3.51%	09/03/2021		1,985	1,993,951
					9,519,164

Drugs–1.27%

BPA Laboratories, First Lien Term Loan	3.14%	07/03/2017		1,202	939,191
Second Lien Term Loan (Acquired 04/29/2014; Cost $842,362)	3.14%	07/03/2017		1,045	757,830
Catalent Pharma Solutions, Inc., Term Loan	4.25%	05/20/2021		804	807,294
Endo Pharmaceuticals Holding Inc., Incremental Term Loan B	3.75%	09/25/2022		724	715,598
Grifols Worldwide Operations USA, Inc., Term Loan B	3.45%	02/27/2021		10,753	10,797,459
Valeant Pharmaceuticals International, Inc. (Canada), Series C-2 Term Loan B	4.75%	12/11/2019		6,541	6,473,662
Series E Term Loan B	4.75%	08/05/2020		3,874	3,823,190
					24,314,224

Ecological Services & Equipment–0.04%

ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/2019		608	607,982
Waste Industries USA, Inc., Term Loan	4.25%	02/27/2020		89	89,891
					697,873

Electronics & Electrical–9.08%

4L Technologies Inc., Term Loan	5.50%	05/08/2020		10,120	9,101,981
Avago Technologies Cayman Finance Ltd. (Luxembourg), Term Loan B-1	4.25%	02/01/2023		31,534	31,665,204
AVG Technologies N.V. (Netherlands), Term Loan	7.25%	10/15/2020		1,744	1,745,535
Blackboard Inc., Term Loan B-3	4.75%	10/04/2018		4,659	4,407,695
CommScope, Inc., Term Loan 5	3.83%	12/29/2022		4,520	4,536,616
Compuware Corp., Term Loan B-1	6.25%	12/15/2019		3,102	3,002,228
Term Loan B-2	6.25%	12/15/2021		961	908,277
Dell International LLC, Term Loan C	3.75%	10/29/2018		2,689	2,692,225

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Electronics & Electrical–(continued)

Deltek, Inc., Term Loan	5.00%	06/25/2022		$4,713	$4,720,077
Diamond US Holding LLC, Term Loan	4.75%	12/17/2021		2,699	2,669,106
Diebold, Inc., Term Loan B	5.25%	05/03/2023		5,318	5,339,434
Hyland Software, Inc., First Lien Term Loan	4.75%	07/01/2022		1,028	1,030,681
Second Lien Term Loan	8.25%	07/03/2023		550	534,523
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/2021		2,813	2,767,299
Lully Finance LLC, First Lien Term Loan B-1	5.00%	10/16/2022		1,500	1,494,998
Second Lien Term Loan B-1	9.50%	10/16/2023		1,281	1,248,970
MA Finance Co., LLC, Term Loan C	4.50%	11/20/2019		5,867	5,875,162
Mediaocean LLC, Term Loan	5.75%	08/15/2022		2,150	2,136,128
Micron Technology Inc, Term Loan	6.46%	04/26/2022		1,715	1,734,521
Microsemi Corp., Term Loan B	5.25%	01/15/2023		6,734	6,808,701
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022		1,826	1,830,954
MKS Instruments, Inc., Term Loan	4.75%	05/01/2023		3,058	3,090,681
MSC Software Corp., First Lien Term Loan	5.00%	05/29/2020		315	303,070
Second Lien Term Loan	8.50%	06/01/2021		803	700,282
Natel Engineering Co., Inc., Term Loan	6.75%	04/10/2020		2,369	2,356,775
NeuStar, Inc., Incremental Term Loan (Acquired 12/02/2015; Cost $5,274,941)	4.45%	01/22/2018		5,446	5,419,050
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/2019		1,852	1,868,726
ON Semiconductor Corp., Term Loan	5.25%	04/15/2023		13,344	13,464,052
RP Crown Parent, LLC, First Lien Term Loan	6.00%	12/21/2018		12,636	12,075,593
Second Lien Term Loan	11.25%	12/21/2019		602	508,506
SS&C Technologies Inc., Term Loan B-1	4.01%	07/08/2022		5,354	5,382,820
Term Loan B-2	4.02%	07/08/2022		736	739,975
Sybil Software LLC, Term Loan	4.25%	03/20/2020		1,077	1,079,950
TTM Technologies, Inc., Term Loan B	6.00%	05/31/2021		5,563	5,517,359
Western Digital Corp., Term Loan B	6.25%	04/29/2023		17,376	17,346,086
Zebra Technologies Corp., Term Loan	4.75%	10/27/2021		7,654	7,705,410
					173,808,650

Equipment Leasing–0.14%

Flying Fortress Inc., Term Loan	3.50%	04/30/2020		104	104,613
IBC Capital US LLC, Term Loan	4.75%	09/09/2021		2,730	2,645,106
					2,749,719

Financial Intermediaries–1.11%

Bankruptcy Management Solutions, Inc., Term Loan B	7.00%	06/27/2018		22	19,484
Black Knight InfoServ, LLC, Term Loan B	3.75%	05/27/2022		938	942,378
iPayment Inc., Term Loan	6.75%	05/08/2017		6,021	5,825,017
LPL Holdings, Inc., Term Loan B	4.75%	11/20/2022		17	16,635
MoneyGram International, Inc., Term Loan	4.25%	03/27/2020		9,417	8,943,189
RJO Holdings Corp., Term Loan	7.21%	12/10/2016		1,594	1,370,515
RPI Finance Trust, Term Loan B-4	3.50%	11/09/2020		1,943	1,953,088
Stiphout Finance LLC, Second Lien Term Loan (Acquired 07/21/2015; Cost $116,486)	9.00%	10/26/2023		117	115,868
Term Loan	4.75%	10/26/2022		1,979	1,976,760
					21,162,934

Food & Drug Retailers–1.24%

Adria Group Holding B.V. (Netherlands), Term Loan (e)	—	06/04/2018	EUR	3,274	3,560,176
Albertson’s LLC, Term Loan B-4	5.50%	08/25/2021		14,856	14,889,316
Term Loan B-5	5.50%	12/21/2022		1,688	1,693,059

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Food & Drug Retailers–(continued)

Pret A Manger (United Kingdom), Term Loan B	5.52%	07/31/2020	GBP	1,750	$2,545,169
Supervalu Inc., Term Loan	5.50%	03/21/2019		$1,047	1,049,201
					23,736,921

Food Products–3.81%

AdvancePierre Foods, Inc., Term Loan B (e)	—	06/02/2023		8,115	8,154,491
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/2018		3,639	3,650,171
Charger OpCo B.V., Term Loan B-1	4.25%	07/02/2022		8,836	8,898,764
CSM Bakery Supplies LLC, First Lien Term Loan	5.00%	07/03/2020		15	15,352
Second Lien Term Loan	8.75%	07/03/2021		2,515	2,427,451
Dole Food Co., Inc., Term Loan B	4.50%	11/01/2018		7,437	7,428,891
Hearthside Group Holdings, LLC, Revolver Loan(c)	0.00%	06/02/2019		2,431	2,411,036
Revolver Loan	3.62%	06/02/2019		270	267,893
Term Loan (Acquired 04/23/2015; Cost $400,932)	4.50%	06/02/2021		398	397,944
Hostess Brands, LLC, Second Lien Term Loan B	8.50%	08/03/2023		28	27,424
JBS USA, LLC, Incremental Term Loan	4.00%	10/30/2022		7,462	7,479,274
Term Loan	3.75%	05/25/2018		6,906	6,933,816
Keurig Green Mountain, Inc., Term Loan B	5.25%	03/03/2023		16,584	16,659,645
NBTY, Inc., Term Loan B	6.25%	05/05/2023	GBP	1,883	2,745,405
Post Holdings, Inc., Revolver Loan (c)	0.00%	01/29/2019		3,566	3,563,859
QCE LLC, PIK Term Loan (d)	10.00%	06/30/2019		6	744
Shearer’s Foods, LLC, First Lien Term Loan	4.94%	06/30/2021		506	498,187
Incremental Term Loan	5.25%	06/30/2021		989	976,560
Second Lien Term Loan	7.75%	06/30/2022		457	413,337
					72,950,244

Food Service–0.65%

New Red Finance, Inc., Term Loan B-2	3.75%	12/10/2021		1,136	1,140,839
Portillo’s Holdings, LLC, Second Lien Term Loan (Acquired 08/05/2014-05/06/2015; Cost $840,130)	8.00%	08/01/2022		841	806,972
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/2019		2,674	2,540,285
Steak ‘n Shake, Inc., Term Loan	4.75%	03/19/2021		1,852	1,824,292
TMK Hawk Parent, Corp., First Lien Term Loan	5.25%	10/01/2021		1,207	1,209,444
Second Lien Term Loan (Acquired 10/01/2014; Cost $1,074,681)	8.50%	10/01/2022		1,083	1,072,412
US Foods, Inc., Incremental Term Loan	4.50%	03/31/2019		3,862	3,868,371
					12,462,615

Forest Products–0.26%

Builders FirstSource, Inc., Term Loan	6.00%	07/29/2022		1,918	1,926,406
NewPage Corp., DIP Term Loan(f)	11.00%	07/26/2017		1,364	1,302,737
PIK DIP Roll-up Term Loan(d)(f)	11.00%	07/26/2017		1,382	1,174,330
Term Loan B(f)(g)	0.00%	02/11/2021		3,333	442,161
Xerium Technologies, Inc., Term Loan	6.25%	05/17/2019		137	136,486
					4,982,120

Health Care–4.16%

Acadia Healthcare Co., Inc., Incremental Term Loan B	3.75%	02/11/2022		1,091	1,096,058
Term Loan B-2	4.50%	02/16/2023		3,314	3,336,833
BSN Medical Luxembourg Holding S.a.r.l. (Luxembourg), Second Lien (e)	—	07/23/2024	EUR	2,000	2,225,301
CareCore National, LLC, Term Loan	5.50%	03/05/2021		7,682	7,182,492

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Health Care–(continued)

Community Health Systems, Inc., Incremental Term Loan F	3.92%	12/31/2018		$3,435	$3,436,290
Incremental Term Loan G	3.75%	12/31/2019		3,821	3,752,404
DJO Finance LLC, Term Loan	4.25%	06/07/2020		4,574	4,493,652
Explorer Holdings, Inc., Term Loan	6.00%	05/02/2023		1,266	1,269,723
Greatbatch Ltd., Term Loan B	5.25%	10/27/2022		5,450	5,457,512
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022		2,806	2,818,279
HCA Inc., Term Loan B-6	3.70%	03/18/2023		1,843	1,863,452
Hill-Rom Holdings, Inc., Term Loan B	3.50%	09/08/2022		3,078	3,103,177
Indigo Cleanco Ltd. (United Kingdom), Term Loan B	5.27%	07/08/2021	GBP	1,732	2,440,771
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/2021		992	993,757
Kinetic Concepts, Inc., Term Loan E-1	4.50%	05/04/2018		5,523	5,536,200
MPH Acquisition Holdings LLC, Term Loan B (e)	—	06/07/2023		11,098	11,193,863
National Surgical Hospitals, Inc., Term Loan	4.50%	06/01/2022		1,769	1,766,921
New Millennium HoldCo, Inc., Term Loan	7.50%	12/21/2020		8,847	6,776,461
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/2021		1,496	1,423,020
Phillips-Medisize Corp., Second Lien Term Loan	8.25%	06/16/2022		788	754,155
Surgical Care Affiliates, LLC, Term Loan	3.25%	03/17/2022		5,157	5,166,307
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018		3,709	3,588,173
					79,674,801

Home Furnishings–0.37%

Mattress Holding Corp., Incremental Term Loan	6.25%	10/20/2021		4,877	4,889,944
Term Loan	6.25%	10/20/2021		2,259	2,264,375
					7,154,319

Industrial Equipment–1.64%

Accudyne Industries LLC, Term Loan	4.00%	12/13/2019		7,603	6,888,434
Crosby US Acquisition Corp., First Lien Term Loan	4.00%	11/23/2020		7,141	6,114,471
Second Lien Term Loan	7.00%	11/22/2021		1,620	1,116,170
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/2021		4,267	4,276,424
Filtration Group Corp., Second Lien Term Loan	8.25%	11/22/2021		446	441,195
Generac Power System, Inc., Term Loan B	3.50%	05/31/2020		1,500	1,499,842
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020		3,496	2,602,312
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/2020		5,836	5,817,416
Tank Holding Corp., Term Loan	5.25%	03/16/2022		1,227	1,152,928
Terex Corp., Term Loan	3.50%	08/13/2021		231	227,678
Virtuoso US LLC, Term Loan	4.25%	02/11/2021		1,328	1,325,160
					31,462,030

Insurance–0.00%

York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021		94	83,432

Leisure Goods, Activities & Movies–2.77%

Alpha Topco Ltd. (United Kingdom), Second Lien Term Loan	7.75%	07/29/2022		7,388	7,114,309
Term Loan B-3	4.75%	07/30/2021		16,530	16,331,584
AMC Entertainment, Inc., Term Loan	4.00%	12/15/2022		2,663	2,678,352
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.25%	01/30/2020		467	469,548
Cinemark USA, Inc., Term Loan	3.52%	05/06/2022		236	236,817
CWGS Group, LLC, Term Loan	5.75%	02/20/2020		5,622	5,636,522
Dorna Sports S.L. (Spain), Term Loan B	4.33%	04/30/2021		1,780	1,766,446
Equinox Holdings Inc., Revolver Loan (Acquired 04/14/2014-11/05/2014; Cost $1,850,043) (c)	0.00%	02/01/2018		1,866	1,679,639
Fitness International, LLC, Term Loan B	5.50%	07/01/2020		5,666	5,635,609
Infront Finance Luxembourg S.a r.l. (Switzerland), Term Loan D	8.00%	06/28/2020	EUR	1,250	1,369,951
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/2020		1,556	1,559,979

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Leisure Goods, Activities & Movies–(continued)

Performance Sports Group Ltd. (Canada), Term Loan	4.50%	04/15/2021		$259	$205,558
Regal Cinemas Corp., Term Loan	3.75%	04/01/2022		2,523	2,533,853
Seaworld Parks & Entertainment, Inc., Term Loan B-2	3.00%	05/14/2020		4,480	4,390,851
Six Flags Theme Parks, Inc., Term Loan B	3.50%	06/30/2022		1,306	1,313,078
					52,922,096

Lodging & Casinos–3.89%

B&B Hotels SAS (France), Term Loan B	6.00%	03/14/2023	EUR	1,500	1,635,596
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021		3,156	3,147,688
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021		5,956	5,598,716
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/2018		6,257	6,276,844
Four Seasons Holdings Inc. (Canada), First Lien Term Loan	3.50%	06/27/2020		3,179	3,188,356
Second Lien Term Loan	6.25%	12/27/2020		485	486,213
Harrah’s Operating Co., Inc., Term Loan B-6 (f)	1.50%	03/01/2017		11,423	11,508,699
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/2020		9,051	9,091,581
La Quinta Intermediate Holdings LLC, Term Loan	3.75%	04/14/2021		7,567	7,503,694
MGM Growth Prop. Operating Partnership LP, Term Loan B	4.00%	04/25/2023		3,386	3,411,644
Scientific Games International, Inc., Revolver Loan(c)	0.00%	10/18/2018		3,014	2,712,905
Revolver Loan	3.45%	10/18/2018		1,561	1,404,897
Term Loan	6.00%	10/18/2020		11,508	11,421,988
Station Casinos LLC, Term Loan B (e)	—	06/08/2023		1,332	1,335,526
Twin River Management Group, Inc., Term Loan	5.25%	07/10/2020		5,677	5,721,521
					74,445,868

Nonferrous Metals & Minerals–0.71%

American Rock Salt Holdings LLC, First Lien Term Loan	4.75%	05/20/2021		197	188,779
First Lien Term Loan	4.75%	05/20/2021		51	48,483
Arch Coal, Inc., DIP Term Loan(c)(f)	0.00%	01/31/2017		3,457	3,430,989
Term Loan(f)	7.50%	05/16/2018		9,521	4,266,694
Dynacast International LLC, Second Lien Term Loan	9.50%	01/30/2023		25	25,104
EP Minerals, LLC, Term Loan	5.50%	08/20/2020		872	862,927
Novelis Inc., Term Loan	4.00%	06/02/2022		4,809	4,803,690
					13,626,666

Oil & Gas–4.22%

Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019		68	38,537
Ascent Resources - Marcellus, LLC, First Lien Term Loan	5.25%	08/04/2020		5,501	2,172,922
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/2020		5,727	5,182,587
Citgo Holding Inc., Term Loan	9.50%	05/12/2018		6,868	6,913,369
CJ Holding Co., Term Loan B-1	8.00%	03/24/2020		332	219,224
Term Loan B-2	8.75%	03/24/2022		2,740	1,772,655
Crestwood Holdings LLC, Term Loan B-1	9.00%	06/19/2019		3,817	3,158,185
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/2021		16,742	7,492,103
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/2021		6,928	4,502,912
EFR Benelux B.V. (Netherlands), Second Lien Term Loan	8.50%	08/28/2019	EUR	500	559,630
EMG Utica, LLC, Term Loan	4.75%	03/27/2020		2,248	2,132,811
Fieldwood Energy LLC, Term Loan	3.88%	09/28/2018		6,784	5,579,981
Floatel International Ltd., Term Loan	6.00%	06/27/2020		6,560	3,804,545
HGIM Corp., Term Loan B	5.50%	06/18/2020		8,570	5,088,581
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021		3,067	2,430,753
NGPL PipeCo LLC, Term Loan	6.75%	09/15/2017		268	267,654
Osum Productions Corp. (Canada), Term Loan	6.50%	07/31/2020		3,442	1,996,460
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018		2,512	821,575

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Oil & Gas–(continued)

Paragon Offshore Finance Co. (Cayman Islands), Term Loan (f)	5.25%	07/16/2021		$2,525	$691,345
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/2021		6,804	4,714,803
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/2021		2,623	2,255,571
Samson Investment Co., Second Lien Term Loan 1 (f)(g)	0.00%	09/25/2018		10,513	227,814
Seadrill Operating LP, Term Loan	4.00%	02/21/2021		19,010	9,158,732
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/2021		2,416	2,065,459
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021		1,869	1,504,449
Targa Resources Corp., Term Loan	5.75%	02/25/2022		970	955,671
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022		5,332	5,062,142
					80,770,470

Publishing–2.17%

Cengage Learning, Inc., Term Loan B (e)	—	06/07/2023		4,061	4,065,050
Getty Images, Inc., Revolver Loan(c)	0.00%	10/18/2017		6,893	5,893,761
Term Loan	4.75%	10/18/2019		3,985	3,002,681
McGraw-Hill Global Education Holdings, LLC, Term Loan B	5.00%	05/04/2022		507	510,241
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/2018		989	968,186
Merrill Communications LLC, Term Loan	6.25%	06/01/2022		6,377	5,866,966
Newsday, LLC, Term Loan	3.95%	10/12/2016		6,892	6,896,617
ProQuest LLC, Term Loan	5.75%	10/24/2021		5,020	4,913,716
Tribune Media Co., Term Loan B	3.75%	12/28/2020		9,383	9,422,174
					41,539,392

Radio & Television–1.98%

Block Communications, Inc., Term Loan B	4.00%	11/07/2021		1,152	1,155,939
Gray Television, Inc., Term Loan C	4.25%	06/13/2021		1,306	1,314,083
iHeartCommunications, Inc., Term Loan D	7.20%	01/30/2019		6,427	4,953,012
Term Loan E	7.95%	07/31/2019		33,601	25,774,685
Media General Inc., Term Loan B	4.00%	07/31/2020		3,410	3,417,014
Sinclair Television Group Inc., Incremental Term Loan B-1	3.50%	07/30/2021		1,307	1,313,149
					37,927,882

Retailers (except Food & Drug)–4.03%

Cortefiel, S.A. (Spain), PIK Term Loan B-1(d)	1.00%	03/20/2017	EUR	386	317,720
PIK Term Loan B-2(d)	1.00%	03/21/2018	EUR	421	346,438
PIK Term Loan B-3(d)	1.00%	03/21/2018	EUR	195	160,822
PIK Term Loan B-3(d)	1.00%	03/21/2018	EUR	513	422,553
David’s Bridal, Inc., Asset-Based Revolver Loan (Acquired 07/02/2013-03/16/2015; Cost $1,683,160)(c)	0.00%	10/11/2017		1,573	1,431,139
Term Loan	5.25%	10/11/2019		2,374	2,179,651
Fullbeauty Brands Holdings Corp., Term Loan	5.75%	10/14/2022		5,570	5,355,986
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021		799	599,049
Jill Holdings LLC, Term Loan	6.00%	05/08/2022		1,430	1,419,558
Kirk Beauty One GmbH (Germany), Term Loan B-1	6.00%	08/13/2022	EUR	211	237,555
Term Loan B-2	6.00%	08/13/2022	EUR	129	144,753
Term Loan B-3	6.00%	08/13/2022	EUR	221	248,178
Term Loan B-4	6.00%	08/13/2022	EUR	146	164,768
Term Loan B-5	6.00%	08/13/2022	EUR	33	36,615
Term Loan B-6	6.00%	08/13/2022	EUR	168	189,011
Term Loan B-7	6.00%	08/13/2022	EUR	93	104,632
Lands’ End, Inc., Term Loan B	4.25%	04/02/2021		4,574	3,888,207
National Vision, Inc., Second Lien Term Loan	6.75%	03/13/2022		132	120,778
Nine West Holdings, Inc., Term Loan	4.75%	10/08/2019		4,257	2,298,841

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Retailers (except Food & Drug)–(continued)

Payless, Inc., Second Lien Term Loan	8.50%	03/11/2022		$2,178	$391,975
Term Loan	5.00%	03/11/2021		7,603	3,978,914
Petco Animal Supplies, Inc., Term Loan B-1	5.75%	01/26/2023		3,208	3,235,722
Term Loan B-2	5.64%	01/26/2023		2,178	2,195,988
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021		1,532	1,413,583
Pilot Travel Centers LLC, Term Loan B	3.20%	05/25/2023		852	855,730
Savers Inc., Term Loan	5.00%	07/09/2019		4,229	3,661,897
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018		24,548	23,443,194
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/2019		13,170	11,929,830
Toys ‘R’ US-Delaware, Inc., Canadian Term Loan A-1	8.25%	10/24/2019		1,745	1,701,223
Term Loan A-1	8.25%	10/24/2019		2,164	2,109,516
Term Loan B-2	5.25%	05/25/2018		92	81,321
Term Loan B-3	5.25%	05/25/2018		27	23,445
Vivarte (France), Term Loan	4.00%	10/29/2019	EUR	1,000	1,126,246
Wilton Brands LLC, Term Loan B	8.50%	08/30/2018		1,523	1,365,174
					77,180,012

Steel–0.68%

Fortescue Metals Group Ltd., Term Loan	4.25%	06/30/2019		13,834	12,999,761

Surface Transport–0.76%

Avis Budget Car Rental, LLC, Term Loan B (e)	—	03/15/2022		3,098	3,105,721
Hertz Corp. (The), LOC	3.75%	03/09/2018		552	548,831
Term Loan B-2	3.00%	03/11/2018		510	509,599
Kenan Advantage Group, Inc., Canadian Term Loan	4.00%	07/29/2022		246	245,822
Delayed Draw Term Loan 1(c)	0.00%	01/31/2017		101	101,048
Term Loan	4.00%	07/31/2022		756	755,177
PODS Holding, LLC, First Lien Term Loan	4.50%	02/02/2022		1,763	1,762,756
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/2021		4,604	3,888,210
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/2021		3,636	3,581,543
					14,498,707

Telecommunications–6.51%

Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022		8,831	8,784,317
Consolidated Communications, Inc., Term Loan	4.25%	12/23/2020		6,597	6,628,563
Coral-US Co-Borrower, LLC, Term Loan B-1	5.50%	01/03/2023		603	607,485
Term Loan B-2	5.83%	01/03/2023		493	497,033
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019		6,322	6,339,470
Frontier Communications Corp., Term Loan	2.96%	03/31/2021		5,716	5,486,022
GTT Communications, Inc., Term Loan	6.25%	10/22/2022		2,796	2,802,946
Intelsat Jackson Holdings S.A., Term Loan B-2	3.75%	06/30/2019		5,021	4,638,220
Level 3 Communications, Inc., Term Loan B	4.00%	01/15/2020		13,826	13,895,505
Term Loan B-II	3.50%	05/31/2022		24,334	24,358,997
Term Loan B-III	4.00%	08/01/2019		428	430,159
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/2021		5,384	4,455,327
SBA Senior Finance II LLC, Incremental Term Loan B-1-A	3.25%	03/24/2021		1,228	1,228,858
Incremental Term Loan B-2	3.25%	06/10/2022		465	465,120
Syniverse Holdings, Inc., Term Loan	4.00%	04/23/2019		5,375	4,069,647
Term Loan	4.00%	04/23/2019		6,293	4,803,686
T-Mobile USA, Inc., Term Loan	3.50%	11/09/2022		6,405	6,455,607

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Telecommunications–(continued)

Telesat LLC, Term Loan B-2	3.50%	03/28/2019		$1,243	$1,245,161
U.S. Telepacific Corp., Term Loan	6.00%	11/25/2020		6,131	5,844,404
Windstream Corp., Term Loan B-6	5.75%	03/29/2021		6,706	6,742,517
Zayo Group, LLC, Incremental Term Loan	4.50%	05/06/2021		515	518,151
Term Loan	3.75%	05/06/2021		14,140	14,179,404
					124,476,599

Utilities–4.65%

APLP Holdings Limited Partnership (Canada), Term Loan	6.00%	04/13/2023		4,614	4,631,508
Aria Energy Operating LLC, Term Loan	5.00%	05/27/2022		1,686	1,491,937
Calpine Construction Finance Co., L.P., Term Loan B-2	3.25%	01/31/2022		12,173	11,979,945
Calpine Corp., Term Loan B-5	3.50%	05/27/2022		5,896	5,864,600
Term Loan B-6	4.00%	01/15/2023		8,508	8,513,053
Term Loan B-7(e)	—	05/31/2023		3,406	3,388,908
Dynegy Inc., Term Loan B-2	4.00%	04/23/2020		7,017	7,034,682
Energy Future Intermediate Holding Co. LLC, Term Loan	4.25%	12/19/2016		2,516	2,518,286
Granite Acquisition, Inc., First Lien Term Loan B	5.00%	12/17/2021		4,784	4,753,478
First Lien Term Loan C	5.00%	12/17/2021		211	209,674
Second Lien Term Loan B	8.25%	12/17/2022		1,098	1,039,621
NSG Holdings LLC, Term Loan	3.75%	12/11/2019		792	784,101
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021		1,853	1,781,597
Texas Competitive Electric Holdings Co., LLC, DIP Revolver Loan (Acquired 04/21/2015; Cost $13,401,710)(c)(f)	0.00%	11/07/2016		13,402	13,401,710
DIP Revolver Loan (Acquired 04/21/2015; Cost $13,264,957)(f)	2.85%	11/07/2016		13,265	13,264,957
Term Loan(f)	4.92%	10/10/2017		5,116	1,619,285
TPF II Power, LLC, Term Loan	5.50%	10/02/2021		4,827	4,837,809
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/2020		1,819	1,796,361
					88,911,512
Total Variable Rate Senior Loan Interests					1,534,894,703

Bonds and Notes–9.10%

Aerospace & Defense–0.26%

LMI Aerospace, Inc.	7.38%	07/15/2019		4,875	4,996,875

Air Transport–0.35%

Mesa Airlines, Inc. (h)	5.75%	07/15/2025		6,646	6,679,230

Building & Development–0.04%

Travis Perkins PLC (United Kingdom) (h)	4.50%	09/07/2023	GBP	500	720,877

Business Equipment & Services–0.30%

ADT Corp.	6.25%	10/15/2021		2,222	2,344,210
Dream Secured Bondco AB (Sweden) (h)(i)	7.00%	10/21/2023	SEK	2,775	3,096,435
Dream Secured Bondco AB (Sweden) (h)(i)	8.25%	10/21/2023	EUR	2,112	262,096
					5,702,741

Cable & Satellite Television–1.75%

Altice Financing S.A. (Luxembourg) (h)	6.63%	02/15/2023		851	854,191
Altice Financing S.A. (Luxembourg) (h)	7.50%	05/15/2026		11,707	11,750,901
Cequel Communications, LLC (h)	5.50%	05/15/2026		10,933	11,219,991
UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/2021		967	1,022,180
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/2022		156	165,447
Virgin Media Investment Holdings Ltd. (United Kingdom) (h)	5.50%	01/15/2025	GBP	3,465	4,993,439

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Cable & Satellite Television–(continued)

Virgin Media Investment Holdings Ltd. (United Kingdom) (h)	5.50%	08/15/2026		$1,027	$1,039,838
YPSO Holding S.A. (France) (h)	6.00%	05/15/2022		555	554,584
YPSO Holding S.A. (France) (h)	7.38%	05/01/2026		1,889	1,910,251
					33,510,822

Chemicals & Plastics–0.26%

Chemours Co. (The)	6.63%	05/15/2023		1,010	916,575
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		3,966	3,390,930
Ineos Holdings Ltd. (h)	6.13%	08/15/2018		615	627,300
					4,934,805

Clothing & Textiles–0.05%

SMCP SAS (France) (h)(i)	6.00%	05/01/2022	EUR	828	935,078

Containers & Glass Products–0.87%

Ardagh Glass Finance PLC (h)	6.25%	01/31/2019		932	950,640
Ardagh Glass Finance PLC (h)	7.00%	11/15/2020		151	149,519
Ardagh Glass Finance PLC (h)(i)	3.88%	05/15/2021		2,476	2,488,380
Ardagh Glass Finance PLC (h)	4.63%	05/15/2023		3,286	3,286,000
Ardagh Glass Finance PLC (h)	6.75%	05/15/2024	EUR	1,600	1,813,620
Ardagh Glass Finance PLC (h)	7.25%	05/15/2024		1,717	1,755,632
Onex Wizard US Acquisition (h)	7.75%	02/15/2023	EUR	1,750	2,090,379
Reynolds Group Holdings Inc. (h)	5.63%	12/15/2016		2,973	2,969,284
Reynolds Group Holdings Inc.	9.88%	08/15/2019		561	584,141
Reynolds Group Holdings Inc.	5.75%	10/15/2020		634	656,983
					16,744,578

Electronics & Electrical–1.08%

Blackboard Inc. (h)	7.75%	11/15/2019		4,194	3,355,200
Dell International LLC (h)	5.45%	06/15/2023		7,295	7,411,355
Dell International LLC (h)	6.02%	06/15/2026		2,195	2,230,010
ICBPI (United Kingdom) (h)(i)	7.85%	05/30/2021	EUR	1,750	1,917,931
Micron Technology, Inc. (h)	7.50%	09/15/2023		3,757	3,954,243
Western Digital Corp. (h)	7.38%	04/01/2023		1,641	1,714,332
					20,583,071

Financial Intermediaries–0.87%

Arrow Global Finance (United Kingdom) (h)(i)	5.05%	11/01/2021	EUR	1,000	1,130,342
Cabot Financial S.A. (Luxembourg) (h)	6.50%	04/01/2021	GBP	3,000	4,214,046
Cabot Financial S.A. (Luxembourg) (h)(i)	5.88%	11/15/2021	EUR	1,000	1,099,655
Garfunkelux Holdco 3 S.A. (Luxembourg) (h)	7.50%	08/01/2022	EUR	3,220	3,715,832
Garfunkelux Holdco 3 S.A. (Luxembourg) (h)	11.00%	11/01/2023	GBP	1,250	1,819,489
Lindorff Group AB (Norway) (h)(i)	5.50%	08/15/2020	EUR	1,054	1,173,437
Lindorff Group AB (Norway) (h)	9.50%	08/15/2022	EUR	503	569,877
TMF Group Holdco B.V. (Netherlands) (h)	9.88%	12/01/2019	EUR	2,500	2,990,303
					16,712,981

Health Care–0.95%

Care UK Health & Social Care PLC (United Kingdom) (h)(i)	5.59%	07/15/2019	GBP	2,954	3,593,877
DJO Finance LLC (h)	10.75%	04/15/2020		5,087	4,133,187
DJO Finance LLC (h)	8.13%	06/15/2021		4,493	4,066,165
IDH Finance PLC (United Kingdom) (h)(i)	5.59%	12/01/2018	GBP	2,000	2,882,216
IDH Finance PLC (United Kingdom) (h)	8.50%	06/01/2019	GBP	500	731,417
Kinetic Concepts, Inc.	10.50%	11/01/2018		1,764	1,772,820
Kinetic Concepts, Inc. (h)	7.88%	02/15/2021		335	360,219
LifePoint Health, Inc. (h)	5.38%	05/01/2024		654	659,722
					18,199,623

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Industrial Equipment–0.12%

Galapagos Holding S.A. (Luxembourg) (h)(i)	4.53%	06/15/2021	EUR	2,225	$2,366,471

Insurance–0.18%

Domestic & General Group Ltd. (United Kingdom) (h)(i)	5.59%	11/15/2019	GBP	2,450	3,545,441

Lodging & Casinos–0.23%

ESH Hospitality, Inc. (h)	5.25%	05/01/2025		$3,057	2,980,575
Travelodge Hotels Ltd. (United Kingdom) (h)(i)	8.10%	05/15/2023	GBP	500	722,364
Travelodge Hotels Ltd. (United Kingdom) (h)	8.50%	05/15/2023	GBP	500	749,376
					4,452,315

Nonferrous Metals & Minerals–0.15%

TiZir Ltd. (United Kingdom)	9.00%	09/28/2017		3,600	2,862,000

Oil & Gas–0.35%

Drill Rigs Holdings Inc. (h)	6.50%	10/01/2017		7,256	3,972,660
FTS International, Inc. (h)(i)	8.13%	06/15/2020		2,012	1,689,488
Pacific Drilling S.A. (Luxembourg) (h)	5.38%	06/01/2020		2,798	933,833
Seventy Seven Operating LLC	6.50%	07/15/2022		236	14,160
					6,610,141

Radio & Television–0.27%

IHeartCommunications, Inc. (h)	8.75%	12/15/2020		4,561	4,720,635
Univision Communications Inc. (h)	6.75%	09/15/2022		450	479,812
					5,200,447

Retailers (except Food & Drug)–0.30%

Claire’s Stores Inc. (h)	6.13%	03/15/2020		1,210	611,050
New Look PLC (United Kingdom) (h)	8.00%	07/01/2023	GBP	2,725	3,828,350
TWIN Set - Simona Barbieri S.p.A. (Italy) (h)(i)	5.63%	07/15/2019	EUR	1,250	1,341,231
					5,780,631

Steel–0.02%

Fortescue Metals Group Ltd. (h)	9.75%	03/01/2022		279	298,530

Telecommunications–0.66%

Goodman Networks Inc.	12.13%	07/01/2018		7,708	3,776,920
Intelsat Jackson Holdings S.A. (h)	8.00%	02/15/2024		1,616	1,656,400
Wind Telecomunicazioni S.p.A. (Italy) (h)	6.50%	04/30/2020		256	264,320
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.00%	04/23/2021	EUR	3,950	4,234,662
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	04/23/2021		1,422	1,354,455
Windstream Services, LLC	7.50%	06/01/2022		1,484	1,242,850
Windstream Services, LLC	6.38%	08/01/2023		17	13,175
					12,542,782

Utilities–0.04%

Calpine Corp. (h)	6.00%	01/15/2022		807	849,367
Calpine Corp. (h)	7.88%	01/15/2023		—	275
					849,642
Total Bonds and Notes					174,229,081

Structured Products–5.57%

Apidos Cinco CDO (h)(i)	4.88%	05/14/2020		345	328,418
Apidos CLO IX-R (h)(i)	6.73%	07/15/2023		3,032	2,837,174
Apidos CLO X (h)(i)	6.89%	10/30/2022		2,190	1,984,265
Apidos CLO X (h)(i)	6.89%	10/30/2022		3,367	3,050,695
Apidos CLO XI (h)(i)	5.88%	01/17/2023		1,181	1,007,338
Apidos CLO XV (h)(i)	5.38%	10/20/2025		6,500	5,220,740

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Structured Products–(continued)

Ares XI CLO, Ltd (h)(i)	6.63%	10/11/2021	$1,002	$997,297
Atrium X LLC (h)(i)	5.13%	07/16/2025	3,742	3,089,222
Babson CLO Ltd. 2007-I (h)(i)	3.88%	01/18/2021	1,034	955,275
Babson CLO Ltd. 2013-II (h)(i)	5.13%	01/18/2025	6,540	4,915,845
Carlyle Global Market Strategies CLO 2012-2 (h)(i)	6.73%	07/20/2023	3,541	3,360,781
Carlyle Global Market Strategies CLO 2012-3 (h)(i)	6.13%	10/04/2024	3,188	2,932,748
Carlyle Global Market Strategies CLO 2013-1 (h)(i)	6.13%	02/14/2025	3,200	2,836,363
Carlyle High Yield Partners 10, Ltd. (h)(i)	3.83%	04/19/2022	2,000	1,744,481
Dryden Senior Loan Fund 2013-30 (h)(i)	5.63%	11/15/2025	3,276	2,562,968
Dryden Senior Loan Fund 2014-34 (h)(i)	5.43%	10/15/2026	1,000	776,466
Dryden XI-Leveraged Loan CDO 2006 (h)(i)	4.53%	04/12/2020	427	426,396
Duane Street CLO 2007-4 (h)(i)	4.88%	11/14/2021	2,428	2,162,386
Flagship CLO VI (h)(i)	5.39%	06/10/2021	3,254	3,019,870
Flagship CLO VI (h)(i)	5.39%	06/10/2021	987	915,760
Four Corners CLO II, Ltd. (h)(i)	2.49%	01/26/2020	103	97,786
Four Corners CLO II, Ltd. (h)(i)	2.49%	01/26/2020	310	294,306
Gallatin Funding CLO VII 2014-1 Ltd. (h)(i)	6.30%	07/15/2023	3,068	2,566,618
Halcyon Loan Investors CLO II, Ltd. (h)(i)	4.24%	04/24/2021	917	833,180
Highbridge Loan Management 6-2015, Ltd. (h)(i)	6.08%	05/05/2027	500	417,152
ING Investment Management CLO 2012-4, Ltd. (h)(i)	6.38%	10/15/2023	1,861	1,656,772
ING Investment Management CLO 2013-1, Ltd. (h)(i)	5.63%	04/15/2024	4,808	4,025,627
ING Investment Management CLO 2013-3, Ltd. (h)(i)	5.13%	01/18/2026	2,501	1,983,912
ING Investment Management CLO III, Ltd. (h)(i)	4.13%	12/13/2020	1,188	1,097,708
ING Investment Management CLO IV, Ltd. (h)(i)	4.89%	06/14/2022	293	261,502
Keuka Park CLO 2013-1 (h)(i)	5.13%	10/21/2024	617	483,987
Kingsland Ltd. 2006-2 (h)(i)	5.13%	04/21/2021	1,205	1,126,907
KKR Financial CLO 2012-1, Ltd. (h)(i)	6.13%	12/15/2024	2,100	1,827,499
KKR Financial CLO 2013-1, Ltd. (h)(i)	5.38%	07/15/2025	2,461	2,041,048
Madison Park Funding II, Ltd. (h)(i)	5.38%	03/25/2020	700	696,810
Madison Park Funding IV, Ltd. (h)(i)	4.22%	03/22/2021	1,344	1,235,045
Madison Park Funding IX, Ltd. (h)(i)	5.88%	08/15/2022	736	679,183
Madison Park Funding X, Ltd. (h)(i)	5.88%	01/20/2025	1,953	1,755,713
Madison Park Funding XIV, Ltd. (h)(i)	5.38%	07/20/2026	1,350	1,129,910
Madison Park Funding XIV, Ltd. (h)(i)	6.03%	07/20/2026	1,915	1,288,827
Magnetite CLO Ltd. 2012-6 (h)(i)	6.18%	09/15/2023	1,988	1,822,174
Maps CLO Fund LLC 2007-2 (h)(i)	4.88%	07/20/2022	1,685	1,482,964
NewStar Commercial Loan Funding 2015-1 (h)(i)	6.13%	01/20/2027	1,000	886,202
Northwoods Capital Ltd., 2013-10A (h)(i)	4.24%	11/04/2025	1,130	1,017,165
Octagon Investment Partners XIV Ltd. (h)(i)	5.88%	01/15/2024	2,052	1,680,130
Octagon Investment Partners XIX Ltd. (h)(i)	5.48%	04/15/2026	2,920	2,264,544
Octagon Investment Partners XVII Ltd. (h)(i)	5.14%	10/25/2025	1,975	1,503,434
Octagon Investment Partners XVIII Ltd. (h)(i)	5.88%	12/16/2024	4,442	3,776,398
Octagon Investment Partners XXI Ltd. (h)(i)	7.23%	11/14/2026	3,500	3,023,833
Pacifica CDO VI, Ltd. (h)(i)	4.38%	08/15/2021	565	486,177
Regatta IV Funding, 2014-1 Ltd. (h)(i)	5.59%	07/25/2026	3,250	2,399,660
Seneca Park CLO Ltd. 2014-1 (h)(i)	5.33%	07/17/2026	2,750	2,097,721
Silverado CLO 2006-II Ltd. (h)(i)	4.38%	10/16/2020	886	758,576
Slater Mill Loan Fund, LP (h)(i)	6.13%	08/17/2022	1,108	785,390
St. James River CLO Ltd. 2007-1 (h)(i)	4.93%	06/11/2021	481	444,729
Stone Tower CLO, 2007-6 Ltd. (h)(i)	4.23%	04/17/2021	1,750	1,630,712
Symphony CLO VIII, Ltd. (h)(i)	6.63%	01/09/2023	1,156	1,113,784
Symphony CLO XI, Ltd. (h)(i)	5.88%	01/17/2025	2,640	2,261,752
Symphony CLO XII, Ltd. (h)(i)	5.53%	10/15/2025	1,850	1,492,495
Symphony CLO XIV, Ltd. (h)(i)	5.23%	07/14/2026	2,750	2,174,858
TriMaran CLO VII, Ltd. (h)(i)	4.03%	06/15/2021	1,535	1,359,462
Voya CLO 2014-2, Ltd. (h)(i)	5.38%	07/17/2026	1,875	1,437,668
Total Structured Products				106,523,808

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Common Stocks & Other Equity Interests–0.52%(j)

Aerospace & Defense–0.01%

IAP Worldwide Services (h)(k)	134	$167,387

Automotive–0.01%

Dayco Products, LLC (h)(k)	3,266	97,980
Dayco Products, LLC (h)(k)	3,261	97,830
		195,810

Building & Development–0.16%

Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569) (h)(k)	518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/2010; Cost $3,408,940) (h)(k)	4	0
Masonite International Corp. (Canada) (k)	27,093	1,891,904
United Subcontractors, Inc. (h)(k)	4,840	1,161,715
		3,053,619

Business Equipment & Services–0.02%

EmployBridge Holding Co. (h)(k)	43,971	300,454

Cable & Satellite Television–0.14%

ION Media Networks, Inc.	4,471	2,646,474

Chemicals & Plastics–0.00%

LyondellBasell Industries N.V., Class A	218	17,736

Drugs–0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/24 (Acquired 04/29/2014; Cost $0) (h)(k)	3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/24 (Acquired 04/29/2014; Cost $0) (h)(k)	5,595	0
		0

Financial Intermediaries–0.00%

Bankruptcy Management Solutions, Inc. (h)(k)	335	12,144
Bankruptcy Management Solutions, Inc., Class A, Wts. expiring 06/27/18 (Acquired 06/27/2013; Cost $0) (h)(k)	19	0
Bankruptcy Management Solutions, Inc., Class B, Wts. expiring 06/27/18 (Acquired 06/27/2013; Cost $0) (h)(k)	21	0
Bankruptcy Management Solutions, Inc., Class C, Wts. expiring 06/27/18 (Acquired 06/27/2013; Cost $0) (h)(k)	31	0
		12,144

Food Products–0.00%

QCE LLC (h)(k)	17	0

Forest Products–0.00%

Xerium Technologies, Inc. (k)	1,766	11,161

Health Care–0.05%

New Milennium Holdco. (h)(k)	259,087	1,003,962

Leisure Goods, Activities & Movies–0.00%

AMF Bowling Centers, Inc. (k)	1,665	70,763

Lodging & Casinos–0.06%

Twin River Worldwide Holdings, Inc., (h)(k)	18,663	1,199,098

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Publishing–0.04%

F&W Publications, Inc. (h)(k)	288	$14,400
Merrill Communications LLC, Class A (h)(k)	133,776	535,104
Tribune Publishing Co.	2,262	26,511
		576,015

Surface Transport–0.00%

U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0) (h)(k)	6,189	0
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805) (h)(k)	87,805	74,634
		74,634

Telecommunications–0.03%

FairPoint Communications, Inc. (k)	44,928	608,774

Utilities–0.00%

Bicent Power, LLC, Series A, Wts. expiring 08/21/22 (Acquired 08/21/2012; Cost $0) (h)(k)	101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22 (Acquired 08/21/2012; Cost $0) (h)(k)	164	0
		0
Total Common Stocks & Other Equity Interests		9,938,031

Preferred Stocks–0.01%

Building & Development–0.01%

United Subcontractors, Inc. (h)(k)	4,840	121,012

Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 01/06/2016; Cost $0) (h)(k)	934	0
		121,012

Money Market Funds–5.63%

Liquid Assets Portfolio, Institutional Class, 0.44%(l)	53,824,629	53,824,629
Premier Portfolio, Institutional Class, 0.39%(l)	53,824,629	53,824,629
		107,649,258
TOTAL INVESTMENTS–101.05% (Cost $2,053,534,760)		1,933,355,893
OTHER ASSETS LESS LIABILITIES–(1.05)%		(20,017,136)
NET ASSETS–100.00%		$1,913,338,757

Investment Abbreviations:

CDO	—Collateralized Debt Obligation
CLO	—Collateralized Loan Obligation
DIP	—Debtor-in-possession
EUR	—Euro
GBP	—British Pound
IBC	—International Bancshares Corp.
LOC	—Letter of Credit
PIK	—Payment in Kind
SEK	—Swedish Krona
Wts.	—Warrants

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Schedule of Investments:

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Cortefiel, S.A. (Spain), PIK Term Loan B-3	5.75%	1.00%
Cortefiel, S.A. (Spain), PIK Term Loan B-1	4.25	1.00
Cortefiel, S.A. (Spain), PIK Term Loan B-2	4.25	1.00
Cortefiel, S.A. (Spain), PIK Term Loan B-3	4.25	1.00
Lake at Las Vegas Joint Venture LLC, PIK Exit Revolver Loan	—	5.00
NewPage Corp., PIK DIP Roll-up Term Loan	—	11.00
QCE LLC, PIK Term Loan	—	10.00
(e)	This floating rate interest will settle after May 31, 2016, at which time the interest rate will be determined.

(f)	The borrower has filed for protection in federal bankruptcy court.

(g)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at May 31, 2016 was $669,975, which represented less than 1% of the Fund’s Net Assets.

(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $262,966,970, which represented 13.74% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2016.

(j)	Acquired through the restructuring of senior loans.

(k)	Non-income producing security.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                                 Invesco Floating Rate Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

                                 Invesco Floating Rate Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

                                 Invesco Floating Rate Fund

I.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended May 31, 2016, there were transfers from Level 2 to Level 3 of $21,920,984, due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $36,147,980, due to third party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Equity Securities	$110,205,344	$3,438,347	$4,064,610	$117,708,301
Variable Rate Senior Loan Interests	—	1,410,123,827	124,770,876	1,534,894,703
Bonds and Notes	—	174,229,081	—	174,229,081
Structured Products	—	106,523,808	—	106,523,808
	110,205,344	1,694,315,063	128,835,486	1,933,355,893
Forward Foreign Currency Contracts*	—	1,066,319	—	1,066,319
Total Investments	$110,205,344	$1,695,381,382	$128,835,486	$1,934,422,212
*	Unrealized appreciation.

                                 Invesco Floating Rate Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended May 31, 2016:

	Beginning Balance, as of August 31, 2015	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of May 31, 2016
Variable Rate Senior Loan Interests	$150,150,779	$40,479,577	$(46,309,879)	$1,129,822	$(227,542)	$(6,416,659)	$21,920,984	$(35,956,206)	$124,770,876
Equity Securities	2,708,358	—	—	—	—	1,548,026	—	(191,774)	4,064,610
Total	$152,859,137	$40,479,577	$(46,309,879)	$1,129,822	$(227,542)	$(4,868,633)	$21,920,984	$(36,147,980)	$128,835,486

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts at Period-End
Settlement		Contract to				Notional	Unrealized Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
06/15/2016	State Street Bank and Trust Co.	EUR	43,167,000	USD	49,246,365	$48,050,587	$1,195,778
06/15/2016	State Street Bank and Trust Co.	GBP	24,816,668	USD	35,810,032	35,945,981	(135,949)
06/15/2016	State Street Bank and Trust Co.	SEK	2,251,723	USD	276,571	270,081	6,490
Total Forward Foreign Currency Contracts—Currency Risk							$1,066,319

Currency Abbreviations:

EUR — Euro	GBP — British Pound Sterling	SEK — Swedish Krona
USD — U.S. Dollar

                                 Invesco Floating Rate Fund

NOTE 4 — Unfunded Loan Commitments

As of May 31, 2016, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Arch Coal, Inc.	DIP Term Loan	$3,456,916	$3,430,989
David’s Bridal, Inc.	Asset-Based Revolver Loan	1,572,680	1,431,139
Delta Air Lines, Inc.	Revolver Loan	1,144,857	1,124,822
Equinox Holdings, Inc.	Revolver Loan	1,866,265	1,679,639
Getty Images, Inc.	Revolver Loan	6,893,288	5,893,761
Hearthside Group Holdings, LLC	Revolver Loan	2,430,969	2,411,036
IAP Worldwide Services	Revolver Loan	876,686	859,152
Kenan Advantage Group, Inc.	Delayed Draw Term Loan 1	101,111	101,048
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	12,703	8,257
Post Holdings, Inc.	Revolver Loan	3,566,087	3,563,859
Scientific Games International, Inc.	Revolver Loan	3,014,339	2,712,905
Texas Competitive Electric Holdings Co., LLC	DIP Revolver Loan	13,401,710	13,401,710
		$38,337,611	$36,618,317

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $769,085,380 and $1,208,717,920, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,028,554
Aggregate unrealized (depreciation) of investment securities	(143,708,698)
Net unrealized appreciation (depreciation) of investment securities	$(122,680,144)
Cost of investments for tax purposes is $2,056,036,037.

NOTE 6 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended May 31, 2016, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$6,893,288	$5,893,761
Citibank N.A.	26,666,666	26,666,666
Goldman Sachs Lending Partners LLC	5,138,768	4,994,998
Total	$38,698,722	$37,555,425

                                 Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2016

invesco.com/us	GREI-QTR-1 05/16	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2016

(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–61.51%

Australia–6.10%

DEXUS Property Group	741,791	$4,634,900
Goodman Group	1,864,825	9,566,871
Stockland	4,405,241	14,403,801
Vicinity Centres	5,654,725	13,304,159
Westfield Corp.	2,155,874	16,644,473
		58,554,204

Canada–2.24%

Canadian REIT	210,900	7,348,802
First Capital Realty, Inc.	47,573	762,794
H&R REIT	462,900	7,492,840
Smart REIT	222,200	5,847,591
		21,452,027

China–0.64%

CIFI Holdings (Group) Co. Ltd.	9,588,000	2,257,974
KWG Property Holding Ltd.	3,503,500	2,192,548
Longfor Properties Co. Ltd.	1,238,500	1,669,600
		6,120,122

France–3.28%

ICADE	70,051	5,052,939
Klepierre	170,075	7,769,716
Mercialys S.A.	228,086	4,962,220
Unibail-Rodamco S.E.	50,863	13,669,548
		31,454,423

Germany–0.76%

LEG Immobilien AG	53,567	4,779,597
Vonovia SE	72,848	2,496,654
		7,276,251

Hong Kong–3.92%

Cheung Kong Property Holdings Ltd.	793,000	4,948,051
Henderson Land Development Co. Ltd.	754,700	4,564,320
Hongkong Land Holdings Ltd.	750,800	4,534,832
Link REIT	1,862,000	11,425,435
Sun Hung Kai Properties Ltd.	1,034,000	12,125,388
		37,598,026

Japan–6.21%

Activia Properties, Inc.	1,211	6,175,007
GLP J-REIT	2,622	3,008,609
Hulic Reit, Inc.	1,592	2,729,430
Japan Excellent, Inc.	1,725	2,321,856
Japan Retail Fund Investment Corp.	2,334	5,414,691
Kenedix Office Investment Corp.	829	4,710,597
Mitsubishi Estate Co. Ltd.	401,000	7,689,565
Mitsui Fudosan Co., Ltd.	558,000	13,572,901
Nomura Real Estate Master Fund, Inc.	1,913	3,012,149

	Shares	Value

Japan–(continued)

Tokyu Fudosan Holdings, Corp.	715,200	$4,680,162
United Urban Investment Corp.	3,981	6,276,362
		59,591,329

Netherlands–0.74%

Wereldhave N.V.	139,921	7,124,197

Singapore–2.71%

Ascendas REIT	3,517,200	5,849,016
CapitaLand Mall Trust	1,606,500	2,368,247
Frasers Centrepoint Trust	4,042,800	5,930,399
Mapletree Greater China Commercial Trust	2,115,600	1,504,391
Mapletree Industrial Trust	8,852,900	10,350,510
		26,002,563

Sweden–0.73%

Fabege AB	144,240	2,337,956
Wihlborgs Fastigheter AB	228,127	4,638,490
		6,976,446

Switzerland–0.66%

Swiss Prime Site AG	73,955	6,339,319

United Kingdom–2.87%

British Land Co. PLC (The)	185,518	1,988,343
Kennedy Wilson Europe Real Estate PLC	153,996	2,416,713
Land Securities Group PLC	1,368,748	23,115,089
		27,520,145

United States–30.65%

American Campus Communities, Inc.	213,700	10,048,174
Apple Hospitality REIT, Inc.	584,500	10,655,435
AvalonBay Communities, Inc.	70,726	12,722,193
Brandywine Realty Trust	376,300	5,941,777
Brixmor Property Group, Inc.	668,100	16,869,525
Brookdale Senior Living Inc. (a)	172,167	3,088,676
Care Capital Properties, Inc.	155,159	4,032,582
Cohen & Steers Quality Income Realty Fund, Inc.	357,173	4,514,667
Corrections Corp. of America	222,777	7,485,307
Crown Castle International Corp.	47,418	4,306,029
CyrusOne Inc.	83,300	4,107,523
DCT Industrial Trust Inc.	51,400	2,216,882
DiamondRock Hospitality Co.	1,155,208	10,327,559
Digital Realty Trust, Inc.	22,200	2,118,990
DuPont Fabros Technology Inc.	63,700	2,695,147
EastGroup Properties, Inc.	40,100	2,567,603
EPR Properties	52,101	3,713,759
Equity Residential	56,200	3,889,602
Essex Property Trust, Inc.	32,600	7,407,698
Federal Realty Investment Trust	52,400	8,027,156
HCP, Inc.	523,100	17,194,297

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

	Shares	Value

United States–(continued)

Highwoods Properties, Inc.	229,000	$11,143,140
Host Hotels & Resorts Inc.	560,995	8,639,323
Hudson Pacific Properties Inc.	354,000	9,950,940
InfraREIT Inc.	549,700	9,438,349
LaSalle Hotel Properties	551,300	12,740,543
Liberty Property Trust	112,300	4,191,036
National Retail Properties Inc.	221,600	10,045,128
QTS Realty Trust, Inc. -Class A	168,800	8,721,896
Realty Income Corp.	135,787	8,159,441
Retail Opportunity Investments Corp.	786,700	15,907,074
Rexford Industrial Realty, Inc.	332,100	6,608,790
RLJ Lodging Trust	351,000	7,191,990
Simon Property Group, Inc.	87,900	17,372,556
Taubman Centers, Inc.	27,400	1,878,818
Terreno Realty Corp.	217,600	5,209,344
Ventas, Inc.	121,100	8,032,563
Weingarten Realty Investors	127,928	4,813,931
		293,975,443
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $566,394,500)		589,984,495

Preferred Stocks–18.42%

Australia–0.46%

Goodman PLUS Trust, 6.18% Unsec. Sub. Gtd. Floating Rate Pfd.(b)	60,179	4,362,486

United States–17.96%

Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	195,684	5,111,266
American Tower Corp., Series A, $5.25 Conv. Pfd.	87,840	9,322,459
American Tower Corp., Series B, $5.50 Conv. Pfd.	90,100	9,515,461
Brandywine Realty Trust, Series E, 6.90% Pfd.	153,708	3,996,408
Chesapeake Lodging Trust, Series A, 7.75% Pfd.	68,500	1,792,645
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,868,361
CubeSmart, Series A, 7.75% Pfd.	336,352	8,745,152
DDR Corp., Series J, 6.50% Pfd.	25,000	644,250
DDR Corp., Series K, 6.25% Pfd.	22,154	583,093
Digital Realty Trust, Inc., Series E, 7.00% Pfd.	170,500	4,409,130
Digital Realty Trust, Inc.,Series I, 6.35% Pfd.	97,000	2,569,530
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	61,500	1,611,300
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	72,477	2,011,237
DuPont Fabros Technology, Inc., Series C, 6.63% Pfd.	58,725	1,511,582
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,257
EPR Properties, Series F, 6.63% Pfd.	30,000	794,100
General Growth Properties, Inc., Series A, 6.38% Pfd.	146,796	3,963,492

		Shares	Value

United States–(continued)

Hersha Hospitality Trust, Series B, 8.00% Pfd.		340,500	$8,618,055
Kilroy Realty Corp., Series G, 6.88% Pfd.		222,502	5,811,752
Kilroy Realty Corp., Series H, 6.38% Pfd.		292,827	7,540,295
LaSalle Hotel Properties, Series H, 7.50% Pfd.		249,210	6,324,950
LaSalle Hotel Properties, Series I, 6.38% Pfd.		127,800	3,243,564
National Retail Properties Inc.,Series E, 5.70% Pfd.		48,000	1,251,360
National Retail Properties Inc., Series D, 6.63% Pfd.		224,131	5,811,717
Pebblebrook Hotel Trust, Series B, 8.00% Pfd.		365,910	9,385,592
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.		177,670	4,583,886
Public Storage, Series R, 6.35% Pfd.		278,634	7,144,176
Public Storage, Series Y, 6.38% Pfd.		374,114	10,808,153
Public Storage, Series Z, 6.00% Pfd.		70,540	1,982,174
Public Storage, Series T,, 5.75% Pfd.		50,000	1,317,000
Regency Centers Corp., Series 6, 6.63% Pfd.		159,200	4,198,104
Regency Centers Corp., Series 7, 6.00% Pfd.		30,162	796,578
Saul Centers, Inc., Series C, 6.88% Pfd.		5,579	146,839
Summit Hotel Properties, Inc., Series A, 9.25% Pfd.		165,294	4,246,403
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.		161,156	4,170,717
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.		72,500	1,937,925
Terreno Realty Corp., Series A, 7.75% Pfd.		169,651	4,453,339
Welltower Inc., Series J, 6.50% Pfd.		423,031	11,036,879
			172,271,181
Total Preferred Stocks (Cost $177,297,062)			176,633,667

		Principal Amount

Mortgage Backed Securities–17.98%

Ireland–0.26%

Taurus Ltd., Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40%, 02/1/2026(b)(c)	EUR	2,300,000	2,488,496

United Kingdom–1.58%

Logistics UK PLC, Series 2015-1A, Class E, Floating Rate Pass through Ctfs.,3.99%, 08/20/2025(b)(c)(d)	GBP	7,500,000	10,582,912
Triton European Loan Conduit PLC , Series 26X, Class H, Floating Rate Pass Through Ctfs., 1.44%, 10/25/2019(b)(c)	GBP	354,014	512,737

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

	Principal Amount		Value

United Kingdom–(continued)

Ulysses European Loan Conduit PLC, Series 27X, Class B, Floating Rate Pass Through Ctfs., 0.82%, 07/25/2017(b)(c)	GBP	2,950,000	$4,100,480
			15,196,129

United States–16.14%

ACRE Commercial Mortgage Trust, Series 2013-FL1, Class D, Floating Rate Pass Through Ctfs., 4.83%, 06/15/2030(b)(d)		$1,517,777	1,517,080
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.38%, 10/10/2045(b)(d)		5,800,000	5,793,757
Banc of America Merrill Lynch Large Loan Inc., Series 2014-FRR7, Class B, Floating Rate Pass Through Ctfs., 2.69%, 10/26/2044(b)(d)		4,900,000	4,690,529
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 3.38%, 06/15/2028(b)(d)		9,350,000	8,972,270
Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 4.44%, 01/15/2028(b)(d)		1,400,000	1,401,323
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.75%, 07/27/2045(b)(d)		8,000,000	5,860,625
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Pass Through Ctfs., 4.95%, 11/11/2041(d)		20,969	21,360
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.79%, 04/10/2028(b)(d)		9,800,000	9,438,531
FREMF Mortgage Trust, Series 2012-KF01, Class C, Floating Rate Pass Through Ctfs., 4.69%, 10/25/2044(b)(d)		807,069	806,131
Series 2013-K35, Class C, Variable Rate Pass Through Ctfs., 3.94%, 08/25/2023(b)(d)		2,400,000	2,275,279
Series 2015-K718, Class C, Variable Rate Pass Through Ctfs., 3.55%, 02/25/2022(b)(d)		4,900,000	4,169,147
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class F, Variable Rate Pass Through Ctfs., 3.65%, 01/10/2030(b)(d)		14,200,000	13,627,148
Series 2013-NYC5, Class G, Variable Rate Pass Through Ctfs., 3.65%, 01/10/2030(b)(d)		4,000,000	3,804,733

	Principal Amount	Value

United States–(continued)

GS Mortgage Securities Trust, Series GSMS 2011-GC3, Class E, Pass Through Ctfs., 5.00%, 03/10/2044(d)	$7,888,000	$7,227,494
Series GSMS 2011-GC3, Class F, Pass Through Ctfs., 5.00%, 03/10/2044(d)	4,900,000	4,480,045
Series GSMS 2011-GC5, Class E, Variable Rate Pass Through Ctfs., 5.38%, 08/10/2044(b)(d)	11,025,000	9,621,059
Hilton USA Trust, Series 2013-HLF, Class EFL, Floating Rate Pass Through Ctfs., 4.19%, 11/5/2030(b)(d)	11,220,590	11,187,424
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/2046(d)	1,818,367	1,878,510
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.66%, 10/15/2045(b)(d)	7,805,000	7,316,749
Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.24%, 04/15/2046(b)	12,749,000	11,680,481
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class E, Pass Through Ctfs., 5.13%, 06/12/2043(d)	437,780	436,326
Series 2005-MKB2, Class E, Variable Rate Pass Through Ctfs.,, 6.07%, 09/12/2042(b)(d)	235,000	240,581
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.16%, 05/15/2046(b)(d)	13,590,000	12,202,169
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.77%, 10/15/2046(b)(d)	3,710,000	3,358,357
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 5.72%, 06/13/2041(b)(d)	900,000	905,961
Series 2005-IQ10, Class B, Variable Rate Pass Through Ctfs., 6.22%, 09/15/2042(b)	1,555,142	1,555,094
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.95%, 10/15/2042(b)	270,000	268,790
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 4.59%, 11/15/2027(b)(d)	12,200,000	11,484,144
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.30%, 10/15/2041(b)(d)	550,000	551,008

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

		Principal Amount	Value

United States–(continued)

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.35%, 03/15/2048(b)(d)		$8,479,000	$7,991,558
			154,763,663

Total Mortgage Backed Securities (Cost $175,372,104)			172,448,288

U.S. Dollar Denominated Bonds and Notes–0.54%

United States–0.54%

Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022 (Cost $5,034,264)		4,975,000	5,180,219

Non-U.S. Dollar Denominated Bonds & Notes–0.25%(c)

Australia–0.25%

General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,203,766)	AUD	2,980,000	2,354,344

		Shares

Money Market Funds–1.04%

Liquid Assets Portfolio –Institutional Class, 0.44% (e)		4,996,675	4,996,675
Premier Portfolio –Institutional Class, 0.39% (e)		4,996,676	4,996,676

Total Money Market Funds (Cost $9,993,351)			9,993,351

TOTAL INVESTMENTS–99.74% (Cost $937,295,047)			956,594,364

OTHER ASSETS LESS LIABILITIES–0.26%			2,524,318

NET ASSETS–100.00%			$959,118,682

Investment Abbreviations:

AUD	—Australian Dollar

Conv.	—Convertible

Ctfs.	—Certificates

EUR	—Euro

GBP	—British Pound

Gtd.	—Guaranteed

Pfd.	—Preferred

REIT	—Real Estate Investment Trust

Sr.	—Senior

Sub.	—Subordinated

Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2016.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $151,842,210, which represented 15.83% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the nd-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Global Real Estate Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

                                 Invesco Global Real Estate Income Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Global Real Estate Income Fund

During the nine months ended May 31, 2016, there were transfers from Level 1 to Level 2 of $38,070,898 and from
Level 2 to Level 1 of $45,897,415, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$4,362,486	$60,908,548	$—	$65,271,034
Canada	21,452,027	—	—	21,452,027
China	2,257,974	3,862,148	—	6,120,122
France	4,962,220	26,492,203	—	31,454,423
Germany	7,276,251	—	—	7,276,251
Hong Kong	4,534,832	33,063,194	—	37,598,026
Ireland	—	2,488,496	—	2,488,496
Japan	2,729,430	56,861,899	—	59,591,329
Netherlands	7,124,196	—	—	7,124,197
Singapore	24,498,172	1,504,391	—	26,002,563
Sweden	6,976,446	—	—	6,976,446
Switzerland	6,339,319	—	—	6,339,319
United Kingdom	25,103,432	17,612,842	—	42,716,274
United States	476,227,718	159,956,139	—	636,183,857
Total Investments	$593,844,504	$362,749,860	$—	$956,594,364

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $419,944,383 and $512,491,824, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 55,441,094
Aggregate unrealized (depreciation) of investment securities	(40,364,563)
Net unrealized appreciation of investment securities	$ 15,076,531
Cost of investments for tax purposes is $941,517,833.

                                 Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	VK-GRI-QTR-1 05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.97%

Aerospace & Defense–1.25%

General Dynamics Corp.	693,023	$98,319,173

Agricultural Products–0.94%

Archer-Daniels-Midland Co.	1,731,983	74,076,913

Application Software–1.01%

Citrix Systems, Inc. (b)	936,852	79,557,472

Asset Management & Custody Banks–2.47%

Northern Trust Corp.	1,209,742	89,641,882

State Street Corp.	1,646,372	103,820,219
		193,462,101

Automobile Manufacturers–0.79%

General Motors Co.	1,974,161	61,751,756

Biotechnology–1.06%

Amgen Inc.	527,150	83,263,342

Broadcasting–0.30%

CBS Corp. -Class B	428,672	23,662,694

Cable & Satellite–2.16%

Charter Communications, Inc. -Class A (b)	236,831	51,851,839

Comcast Corp. -Class A	1,853,512	117,327,310
		169,179,149

Communications Equipment–2.80%

Cisco Systems, Inc.	4,460,682	129,582,812

Juniper Networks, Inc.	3,844,674	90,003,818
		219,586,630

Construction Machinery & Heavy Trucks–0.94%

Caterpillar Inc.	1,017,802	73,800,823

Data Processing & Outsourced Services–0.98%

PayPal Holdings, Inc. (b)	2,043,797	77,235,089

Diversified Banks–12.69%

Bank of America Corp.	14,876,107	220,017,623

Citigroup Inc.	7,168,160	333,821,211

Comerica Inc.	1,787,709	84,201,094

JPMorgan Chase & Co.	5,479,086	357,619,943
		995,659,871

Drug Retail–1.15%

Walgreens Boots Alliance, Inc.	1,165,119	90,180,211

Electric Utilities–1.49%

FirstEnergy Corp.	1,372,810	45,041,896

PG&E Corp.	1,193,302	71,693,584
		116,735,480

Fertilizers & Agricultural Chemicals–0.68%

Mosaic Co. (The)	2,112,592	53,300,696

	Shares	Value

Food Distributors–0.66%

Sysco Corp.	1,071,172	$51,534,085

General Merchandise Stores–1.26%

Target Corp.	1,436,643	98,812,306

Health Care Equipment–2.50%

Baxter International Inc.	1,957,858	84,501,151

Medtronic PLC	1,384,984	111,463,513

		195,964,664

Health Care Services–0.72%

Express Scripts Holding Co. (b)	742,329	56,082,956

Home Improvement Retail–0.29%

Kingfisher PLC (United Kingdom)	4,331,938	23,038,724

Hotels, Resorts & Cruise Lines–1.87%

Carnival Corp.	3,070,869	146,603,286

Industrial Conglomerates–2.26%

General Electric Co.	5,853,174	176,941,450

Industrial Machinery–1.00%

Ingersoll-Rand PLC	1,170,344	78,190,683

Insurance Brokers–3.33%

Aon PLC	863,599	94,365,463

Marsh & McLennan Cos., Inc.	1,407,943	93,022,794

Willis Towers Watson PLC	579,485	74,185,669

		261,573,926

Integrated Oil & Gas–5.30%

Exxon Mobil Corp.	878,488	78,203,002

Occidental Petroleum Corp.	1,215,578	91,703,204

Royal Dutch Shell PLC -Class A (United Kingdom)	6,247,545	149,981,072

TOTAL S.A. (France)	1,982,857	96,106,227

		415,993,505

Integrated Telecommunication Services–1.69%

Koninklijke KPN N.V. (Netherlands)	5,673,579	22,515,405

Orange S.A. (France)	1,265,494	21,984,754

Telecom Italia S.p.A. (Italy)(b)	11,822,653	11,193,452

Telefónica, S.A. (Spain)	955,499	9,966,471

Verizon Communications Inc.	1,320,859	67,231,723

		132,891,805

Internet Software & Services–0.96%

eBay Inc. (b)	3,063,250	74,927,095

Investment Banking & Brokerage–4.08%

Charles Schwab Corp. (The)	2,587,614	79,129,236

Goldman Sachs Group, Inc. (The)	483,631	77,129,472

Morgan Stanley	5,994,560	164,071,107

		320,329,815

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

	Shares	Value

Managed Health Care–1.58%

Anthem, Inc.	424,883	$56,152,537

UnitedHealth Group Inc.	506,482	67,701,449
		123,853,986

Movies & Entertainment–0.81%

Time Warner Inc.	844,327	63,881,781

Oil & Gas Equipment & Services–1.73%

Baker Hughes Inc.	1,705,686	79,109,717

Weatherford International PLC (b)	10,072,985	56,509,446
		135,619,163

Oil & Gas Exploration & Production–5.66%

Apache Corp.	3,149,891	179,984,771

Canadian Natural Resources Ltd. (Canada)	4,415,075	131,244,878

Devon Energy Corp.	3,678,553	132,758,978
		443,988,627

Other Diversified Financial Services–1.10%

Voya Financial, Inc.	2,629,643	86,410,069

Packaged Foods & Meats–1.33%

Mondelez International, Inc. -Class A	2,346,786	104,408,509

Pharmaceuticals–6.50%

Eli Lilly and Co.	1,062,862	79,746,536

Merck & Co., Inc.	2,583,803	145,364,757

Novartis AG (Switzerland)	1,013,854	80,377,453

Pfizer Inc.	3,430,533	119,039,495

Sanofi (France)	851,458	69,702,667

Teva Pharmaceutical Industries Ltd. - ADR (Israel)	303,861	15,761,270
		509,992,178

Publishing–0.70%

Thomson Reuters Corp.	1,314,343	55,212,532

Railroads–1.00%

CSX Corp.	2,963,808	78,333,445

Regional Banks–6.24%

BB&T Corp.	1,786,484	64,974,423

Citizens Financial Group Inc.	5,856,034	137,909,601

Fifth Third Bancorp	4,461,388	84,186,392

First Horizon National Corp.	4,273,099	62,216,321

PNC Financial Services Group, Inc. (The)	1,565,742	140,509,687
		489,796,424

Security & Alarm Services–1.50%

Tyco International PLC	2,755,859	117,454,711

Semiconductor Equipment–1.37%

Applied Materials, Inc.	4,390,082	107,205,802

Semiconductors–2.65%

Intel Corp.	2,991,681	94,507,203

QUALCOMM, Inc.	2,061,234	113,202,971
		207,710,174

	Shares	Value

Specialized Finance–0.69%

CME Group Inc. -Class A	556,497	$54,475,491

Systems Software–3.06%

Microsoft Corp.	2,036,702	107,945,206

Oracle Corp.	3,292,691	132,366,178
		240,311,384

Technology Hardware, Storage & Peripherals–0.22%

NetApp, Inc.	662,104	16,903,515

Tobacco–1.24%

Philip Morris International Inc.	982,822	96,984,875

Wireless Telecommunication Services–0.96%

Vodafone Group PLC -ADR (United Kingdom)	2,210,524	75,135,711
Total Common Stocks & Other Equity Interests (Cost $5,800,401,279)		7,450,334,077

Money Market Funds–4.49%

Liquid Assets Portfolio –Institutional Class, 0.44% (c)	176,086,380	176,086,380

Premier Portfolio –Institutional Class, 0.39% (c)	176,086,379	176,086,379
Total Money Market Funds (Cost $352,172,759)		352,172,759
TOTAL INVESTMENTS–99.46% (Cost $6,152,574,038)		7,802,506,836
OTHER ASSETS LESS LIABILITIES–0.54%		42,729,619
NET ASSETS–100.00%		$7,845,236,455

Investment Abbreviations:

ADR	— American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Growth and Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Growth and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$7,546,354,018	$256,152,818	$—	$7,802,506,836
Forward Foreign Currency Contracts*	—	6,793,838	—	6,793,838
Total Investments	$7,546,354,018	$262,946,656	$—	$7,809,300,674
*	Unrealized appreciation.

                                 Invesco Growth and Income Fund

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation
07/01/16	Bank of New York Mellon (The)	CHF	27,887,477	USD	28,454,867	$28,102,354	$352,513
07/01/16	Bank of New York Mellon (The)	EUR	75,950,810	USD	85,794,035	84,599,141	1,194,894
07/01/16	Bank of New York Mellon (The)	GBP	64,287,143	USD	93,987,160	93,133,007	854,153
07/01/16	State Street Bank &Trust Co.	CHF	27,887,166	USD	28,454,840	28,102,041	352,799
07/01/16	State Street Bank &Trust Co.	EUR	75,950,999	USD	85,785,134	84,599,352	1,185,782
07/01/16	State Street Bank &Trust Co.	GBP	69,294,830	USD	101,297,775	100,387,660	910,115
07/05/16	Bank of New York Mellon (The)	CAD	89,262,865	USD	69,079,548	68,089,191	990,357
07/05/16	State Street Bank &Trust Co.	CAD	89,263,132	USD	69,042,620	68,089,395	953,225
Total Forward Foreign Currency Contracts - Currency Risk							$6,793,838

    Currency Abbreviations:

CAD	—	Canadian Dollar	GBP	—	British Pound Sterling

CHF	—	Swiss Franc	USD	—	U.S. Dollar

EUR	—	Euro

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $1,025,593,534 and $1,840,173,653, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,881,518,253
Aggregate unrealized (depreciation) of investment securities	(241,676,537)
Net unrealized appreciation of investment securities	$1,639,841,716
Cost of investments for tax purposes is $6,162,665,120.

                                 Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2016

invesco.com/us	LVEY-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.66%

Aerospace & Defense–2.73%

Boeing Co. (The)	31,100	$3,923,265
BWX Technologies, Inc.	10,100	355,217
Huntington Ingalls Industries, Inc.	9,500	1,457,395
Spirit AeroSystems Holdings, Inc. -Class A (b)	37,500	1,754,250
		7,490,127

Agricultural Products–0.27%

Ingredion Inc.	6,400	751,424

Apparel Retail–2.77%

Abercrombie & Fitch Co. -Class A	101,700	2,022,813
American Eagle Outfitters, Inc.	53,800	841,432
Chico’s FAS, Inc.	21,600	234,360
Guess?, Inc. (c)	92,700	1,461,879
L Brands, Inc.	44,200	3,029,910
		7,590,394

Application Software–0.20%

Nuance Communications, Inc. (b)	33,500	560,120

Biotechnology–4.40%

AbbVie Inc.	55,700	3,505,201
Gilead Sciences, Inc.	47,900	4,170,174
Myriad Genetics, Inc. (b)	101,400	3,436,446
PDL BioPharma Inc.	264,000	947,760
		12,059,581

Building Products–0.41%

Owens Corning	22,100	1,128,647

Commercial Printing–0.80%

R. R. Donnelley & Sons Co.	134,800	2,195,892

Commodity Chemicals–0.29%

Cabot Corp.	17,400	795,354

Communications Equipment–2.89%

Cisco Systems, Inc.	145,400	4,223,870
Juniper Networks, Inc.	87,500	2,048,375
Motorola Solutions, Inc.	23,700	1,641,699
		7,913,944

Computer & Electronics Retail–1.32%

GameStop Corp. -Class A	93,300	2,715,030
Rent-A-Center, Inc.	69,600	916,632
		3,631,662

Construction Machinery & Heavy Trucks–1.00%

Allison Transmission Holdings, Inc.	57,200	1,606,748

	Shares	Value

Construction Machinery & Heavy Trucks–(continued)

Joy Global Inc.	66,500	$1,132,495
		2,739,243

Consumer Finance–0.29%

Navient Corp.	57,800	792,438

Data Processing & Outsourced Services–0.06%

Western Union Co. (The)	8,200	159,490

Diversified REIT’s–0.20%

Lexington Realty Trust	29,000	274,050
PS Business Parks, Inc.	2,800	276,444
		550,494

Diversified Support Services–0.52%

Ritchie Bros. Auctioneers Inc. (Canada)(c)	43,600	1,426,592

Electric Utilities–7.39%

Entergy Corp.	68,300	5,185,336
Exelon Corp.	123,200	4,222,064
FirstEnergy Corp.	113,900	3,737,059
Great Plains Energy Inc.	19,200	560,256
PG&E Corp.	28,800	1,730,304
PPL Corp.	125,300	4,829,062
		20,264,081

Electrical Components & Equipment–0.35%

General Cable Corp.	71,300	973,958

Environmental & Facilities Services–1.11%

Waste Management, Inc.	50,100	3,053,595

Food Distributors–0.70%

Sysco Corp.	39,700	1,909,967

Gas Utilities–0.82%

National Fuel Gas Co.	20,000	1,100,000
New Jersey Resources Corp.	12,200	428,830
Southwest Gas Corp.	8,400	583,212
WGL Holdings Inc.	2,000	130,460
		2,242,502

Gold–3.38%

Barrick Gold Corp. (Canada)	276,500	4,636,905
Goldcorp, Inc. (Canada)	56,100	943,602
Kinross Gold Corp. (Canada)(b)	865,700	3,687,882
		9,268,389

Health Care Distributors–0.22%

Owens & Minor, Inc.	16,000	596,640

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

	Shares	Value

Health Care REIT’s–2.21%

Care Capital Properties, Inc.	12,500	$324,875
Healthcare Trust of America, Inc. -Class A	25,000	754,500
National Health Investors, Inc.	14,600	1,019,518
Senior Housing Properties Trust	212,900	3,976,972
		6,075,865

Health Care Services–0.09%

Premier Inc. -Class A (b)	8,200	260,760

Hotel and Resort REIT’s–0.38%

Hospitality Properties Trust	40,200	1,029,120

Hypermarkets & Super Centers–1.50%

Wal-Mart Stores, Inc.	58,100	4,112,318

Industrial Machinery–0.10%

Kennametal Inc.	11,100	271,728

Integrated Telecommunication Services–5.92%

AT&T Inc.	102,200	4,001,130
BCE Inc. (Canada)	82,400	3,793,696
CenturyLink Inc.	162,400	4,404,288
Verizon Communications Inc.	79,400	4,041,460
		16,240,574

Internet Software & Services–1.29%

eBay Inc. (b)	144,400	3,532,024

IT Consulting & Other Services–0.35%

Leidos Holdings, Inc.	19,700	973,180

Leisure Facilities–0.86%

Six Flags Entertainment Corp.	41,100	2,371,059

Leisure Products–0.50%

Mattel, Inc.	43,100	1,374,028

Life & Health Insurance–1.10%

Aflac, Inc.	31,100	2,160,206
Sun Life Financial Inc. (Canada)	24,700	851,903
		3,012,109

Mortgage REIT’s–7.38%

American Capital Agency Corp.	218,700	4,131,243
Annaly Capital Management Inc.	481,100	5,090,038
Chimera Investment Corp.	214,900	3,221,351
CYS Investments, Inc.	208,600	1,704,262
MFA Financial, Inc.	364,800	2,630,208
Two Harbors Investment Corp.	409,900	3,475,952
		20,253,054

Movies & Entertainment–0.29%

Liberty Braves Group -Class A (b)(c)	25,300	393,668
Liberty Media Group -Class A (b)	20,800	405,184
		798,852

	Shares	Value

Multi-Utilities–3.18%

Ameren Corp.	57,700	$2,859,035
Consolidated Edison, Inc.	27,600	2,021,976
Public Service Enterprise Group Inc.	67,600	3,025,100
SCANA Corp.	11,600	810,956
		8,717,067

Office REIT’s–0.62%

Piedmont Office Realty Trust Inc. -Class A	84,300	1,690,215

Office Services & Supplies–0.20%

Pitney Bowes Inc.	14,800	275,724
West Corp.	13,000	274,300
		550,024

Oil & Gas Drilling–1.34%

Noble Corp. PLC (United Kingdom)(c)	337,900	2,818,086
Rowan Cos. PLC -Class A	50,000	846,500
		3,664,586

Oil & Gas Exploration & Production–0.34%

Enerplus Corp. (Canada)(c)	170,800	929,152

Oil & Gas Refining & Marketing–2.94%

CVR Energy, Inc. (c)	68,800	1,351,232
Valero Energy Corp.	72,400	3,960,280
Western Refining, Inc.	129,900	2,759,076
		8,070,588

Packaged Foods & Meats–6.51%

Cal-Maine Foods, Inc. (c)	8,200	364,900
Campbell Soup Co.	42,700	2,586,339
ConAgra Foods, Inc.	98,300	4,492,310
Dean Foods Co.	128,500	2,348,980
General Mills, Inc.	63,600	3,992,808
Tyson Foods, Inc. -Class A	63,700	4,062,786
		17,848,123

Personal Products–1.17%

Nu Skin Enterprises, Inc. -Class A (c)	81,100	3,199,395

Pharmaceuticals–3.06%

Johnson & Johnson	35,500	4,000,495
Merck & Co., Inc.	78,000	4,388,280
		8,388,775

Property & Casualty Insurance–1.21%

Assured Guaranty Ltd.	123,500	3,320,915

Regional Banks–0.19%

Commerce Bancshares, Inc.	10,700	523,551

Reinsurance–0.53%

Everest Re Group, Ltd.	750	134,333
Validus Holdings, Ltd.	27,100	1,319,499
		1,453,832

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

	Shares	Value

Residential REIT’s–1.35%

Camden Property Trust	20,700	$1,763,847
Equity Lifestyle Properties, Inc.	23,100	1,693,230
Post Properties, Inc.	4,100	248,337
		3,705,414

Restaurants–3.26%

Darden Restaurants, Inc.	74,300	5,039,769
McDonald’s Corp.	32,000	3,905,920
		8,945,689

Retail REIT’s–1.87%

CBL & Associates Properties, Inc.	113,400	1,090,908
Regency Centers Corp.	32,300	2,474,180
Urban Edge Properties	13,500	362,475
Weingarten Realty Investors	31,600	1,189,108
		5,116,671

Semiconductors–3.83%

Intel Corp.	131,300	4,147,767
NVIDIA Corp.	50,900	2,378,048
QUALCOMM, Inc.	72,600	3,987,192
		10,513,007

Soft Drinks–2.89%

Coca-Cola European Partners PLC (United Kingdom)	76,200	2,957,322
Dr Pepper Snapple Group, Inc.	54,300	4,963,020
		7,920,342

Specialized REIT’s–3.49%

Communications Sales & Leasing, Inc.	62,900	1,571,242
Digital Realty Trust, Inc. (c)	10,800	1,030,860
Four Corners Property Trust, Inc.	33,846	657,966
Lamar Advertising Co. -Class A	36,200	2,354,810
Public Storage	15,650	3,970,562
		9,585,440

Specialty Stores–0.84%

GNC Holdings, Inc. -Class A	88,200	2,297,610

Steel–0.74%

Commercial Metals Co.	118,400	2,032,928

Technology Hardware, Storage & Peripherals–1.04%

NetApp, Inc.	111,800	2,854,254

Tobacco–1.91%

Altria Group, Inc.	82,200	5,231,208

Wireless Telecommunication Services–0.06%

Rogers Communications, Inc. -Class B (Canada)	4,400	167,948
Total Common Stocks & Other Equity Interests (Cost $257,556,784)		265,125,939

	Principal Amount	Value

U.S. Treasury Bills–0.24%

0.44%, 09/15/2016(d) (e) (Cost $649,168)	$650,000	$649,397

	Shares

Money Market Funds–2.92%

Liquid Assets Portfolio –Institutional Class, 0.44% (f)	4,002,535	4,002,535
Premier Portfolio –Institutional Class, 0.39% (f)	4,002,535	4,002,535
Total Money Market Funds (Cost $8,005,070)		8,005,070
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.82% (Cost $266,211,022)		273,780,406

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–2.93%

Liquid Assets Portfolio –Institutional Class, 0.44% (Cost $8,049,813)(f)(g)	8,049,813	8,049,813
TOTAL INVESTMENTS–102.75% (Cost $274,260,835)		281,830,219
OTHER ASSETS LESS LIABILITIES–(2.75)%		(7,540,470)
NET ASSETS–100.00%		$274,289,749

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2016.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Low Volatility Equity Yield Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

                                 Invesco Low Volatility Equity Yield Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$281,180,822	$—	$—	$281,180,822
U.S. Treasury Securities	—	649,397	—	649,397
	281,180,822	649,397	—	281,830,219
Futures Contracts*	101,394	—	—	101,394
Total Investments	$281,282,216	$649,397	$—	$281,931,613
*	Unrealized appreciation.

                                 Invesco Low Volatility Equity Yield Fund

NOTE 3 — Derivative Investments

	Open Futures Contracts- Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	69	June-2016	$7,227,405	$101,394

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $218,582,065 and $242,727,813, respectively. During the same period, purchases and sales of U.S.Treasury obligations were $649,145 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$22,692,551
Aggregate unrealized (depreciation) of investment securities	(15,325,553)
Net unrealized appreciation of investment securities	$7,366,998
Cost of investments for tax purposes is $274,463,221.

                                 Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Quarterly Schedule of Portfolio Holdings

May 31, 2016

invesco.com/us	VK-PTFI-QTR-1 05/16	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–104.19%

Pennsylvania–99.05%

Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$ 1,000	$ 1,127,740
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 1998, Ref. University RB (INS-AMBAC) (a)	5.50%	03/01/2020	1,750	1,919,802
Series 2011 A, University RB (b)(c)	5.50%	03/01/2021	550	658,548
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/2038	1,000	1,075,910
Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/2025	1,510	1,510,559
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,410,337
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	983,430
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/2023	1,020	1,020,050
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB (d)	5.00%	12/01/2045	2,120	2,462,529
Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS-AGC) (a)	5.00%	12/01/2033	500	545,295
Beaver (County of) Industrial Development Authority (FirstEnergy Generation Corp.); Series 2008 A, Ref. PCR	2.15%	03/01/2017	700	701,701
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR (b)	2.70%	04/02/2018	230	230,200
Beaver (County of); Series 2009, Unlimited Tax GO Notes (b)(c)	5.55%	11/15/2017	65	69,586
Series 2009, Unlimited Tax GO Notes (b)(c)	5.55%	11/15/2017	1,325	1,418,492
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB (e)	6.13%	11/01/2034	430	438,217
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,120,320
Bethlehem (City of); Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2030	425	500,480
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2031	425	499,320
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS-AGM) (a)	5.25%	01/15/2026	1,000	1,125,230
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/2037	2,000	2,013,640
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,265,836
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB (b)(c)	6.25%	11/15/2021	500	630,465
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	583,360
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center); Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	900	910,773
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,080,160
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	802,005
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	930,517
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/2039	750	824,723
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB (b)(c)	5.00%	01/01/2017	1,000	1,025,550
Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,415,631
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,061,350
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/2036	2,215	2,518,920
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS-AGC) (a)	5.75%	07/01/2023	220	220,649
Delaware (County of) Authority (Neumann College); Series 2008, College RB (b)(c)	6.25%	10/01/2018	110	123,706
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	253,954
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	434,499

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Delaware River Port Authority (Port District); Series 2012, Ref. RB	5.00%	01/01/2025	$ 540	$620,762
Series 2012, Ref. RB	5.00%	01/01/2027	535	609,098
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,125,000
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2017	1,160	1,220,378
Series 2002, RB	5.75%	07/01/2032	1,000	1,318,610
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS-AGM) (a)	5.00%	07/01/2024	1,000	1,176,620
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing); Series 2013, RB	5.00%	07/01/2035	500	543,695
Series 2014, RB	5.00%	07/01/2039	250	270,628
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities); Series 2016, Ref. RB	5.00%	12/01/2030	210	249,171
Series 2016, Ref. RB	5.00%	12/01/2039	370	425,659
Emmaus (City of) General Authority (Pennsylvania Variable Rate Loan Program); Series 2000 A, VRD RB (LOC-U.S. Bank, N.A.) (f)(g)	0.40%	03/01/2030	3,250	3,250,000
Erie (City of) Higher Education Building Authority (Mercyhurst College); Series 2004 B, Ref. College RB	5.00%	03/15/2023	800	801,752
Series 2008, College RB	5.50%	03/15/2038	500	523,025
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD RB (LOC-PNC Bank, N.A.) (f)(g)	0.40%	06/01/2037	480	480,000
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,136,100
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,015	1,086,324
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	560,330
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/2040	350	359,170
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	696,619
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	244,696
Lancaster (County of) Hospital Authority (University of Pennsylvania); Series 2016 A, Ref. Health System RB	5.00%	08/15/2042	535	633,611
Lehigh (County of) Authority; Series 2013 A, Water & Sewer RB	5.00%	12/01/2038	930	1,078,456
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	868,106
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	676	693,152
Series 2014 B, Conv. CAB RB (h)	7.50%	02/01/2044	172	58,900
Series 2014 C, RB (i)	0.00%	02/01/2044	516	5
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	847,388
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/2039	1,250	1,415,337
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.13%	01/01/2037	1,500	1,531,350
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/2031	1,400	1,597,652
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	442,732
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2009 A-1, RB	6.25%	11/15/2029	1,000	1,141,030
Series 2012, Ref. RB	5.00%	11/15/2028	900	1,004,571
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	954,133
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/2030	1,500	1,749,465
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB (b)(c)	7.00%	02/01/2018	500	551,550

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/2033	$ 1,000	$ 1,117,040
Northampton (County of) General Purpose Authority (St. Luke’s Hospital); Series 2008 A, Hospital RB	5.50%	08/15/2035	1,000	1,080,760
Series 2010 C, Hospital RB (b)	4.50%	08/15/2016	1,000	1,006,680
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	965,669
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds (d)	5.00%	06/15/2034	3,000	3,512,130
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	574,045
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB (e)	5.00%	11/01/2041	1,200	1,321,440
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (e)(j)	5.50%	11/01/2044	635	709,212
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB (e)	5.00%	06/30/2042	1,585	1,798,468
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,106,380
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB (b)	2.55%	12/03/2018	1,500	1,490,235
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB (b)	1.50%	05/01/2018	1,500	1,507,560
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	560,669
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2002 B, VRD RB (LOC-JPMorgan Chase Bank, N.A.) (f)(g)	0.40%	05/01/2032	900	900,000
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2008, RB	5.88%	07/01/2038	750	785,160
Series 2010, RB	6.00%	07/01/2043	500	546,035
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,313,883
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,393,899
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	560,840
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	653,881
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	991,743
Pennsylvania (State of) Turnpike Commission; Series 2008 B-1, Sub. RB (b)(c)	5.50%	06/01/2018	1,000	1,093,100
Series 2009 C, Sub. Conv. CAB RB (INS-AGM) (a)(h)	6.25%	06/01/2033	2,000	2,613,420
Series 2009 E, Sub. Conv. CAB RB (h)	6.38%	12/01/2038	1,435	1,780,261
Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/2038	500	557,445
Series 2010 A-2, Motor License Fund Special RB	5.50%	12/01/2034	1,000	1,160,730
Series 2010 B 2, RB	5.00%	12/01/2030	625	705,569
Series 2010 B 2, RB	5.13%	12/01/2035	500	564,390
Pennsylvania State University; Series 2015 A, RB	5.00%	09/01/2040	1,000	1,197,060
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB (d)	5.00%	07/01/2042	1,500	1,753,755
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (b)(c)	5.00%	05/15/2020	1,500	1,726,155
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	642,184
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,000,860
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	1,036,735

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	$ 1,235	$ 1,254,698
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	662,944
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/2035	700	779,324
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	849,848
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (j)	6.50%	06/15/2033	945	1,008,797
Philadelphia (City of); Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	1,000	1,125,260
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC) (a)	5.50%	08/01/2024	1,000	1,132,700
Series 2010 C, Water & Wastewater RB (INS-AGM) (a)	5.00%	08/01/2035	1,250	1,414,050
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/2036	500	592,950
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	992,452
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	615,266
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS-NATL) (a)	5.00%	06/01/2025	535	621,798
Series 2008 E, Limited Tax GO Bonds (INS-BHAC) (a)	5.13%	09/01/2023	1,500	1,630,575
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	02/01/2031	1,000	1,136,320
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	587,470
Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014, Ref. RB (d)	5.00%	06/01/2044	3,180	3,661,102
State Public School Building Authority (Harrisburg School District); Series 2009, RB (b)(c)	5.00%	05/15/2019	165	184,637
Series 2009, RB (b)(c)	5.00%	05/15/2019	165	184,482
Series 2009, RB (INS-AGC) (a)	5.00%	11/15/2033	670	732,035
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB (e)	5.00%	01/01/2027	1,185	1,320,363
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,196,690
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/2030	500	567,045
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/2035	1,355	1,372,385
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/2031	750	880,470
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/2040	850	960,457
				131,370,070

Guam–3.59%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/2034	1,250	1,399,600
Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/2040	410	456,990
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	577,346
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	1,000	1,119,740
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	330,631
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	875,919
				4,760,226

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virgin Islands–1.55%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2029	$ 575	$664,988
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	750	843,074
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	500	547,785
				2,055,847
TOTAL INVESTMENTS(k)–104.19% (Cost $126,303,641)				138,186,143
FLOATING RATE NOTE OBLIGATIONS–(4.92)% Notes with interest and fee rates ranging from 0.95% to 1.04% at 05/31/2016 and maturities of collateral ranging from 06/15/2034 to 12/01/2045 (See Note 1D)(l)				(6,530,000)
OTHER ASSETS LESS LIABILITIES–0.73%				972,704
NET ASSETS–100.00%				$ 132,628,847

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.	LOC	—	Letter of Credit
AGM	—	Assured Guaranty Municipal Corp.	NATL	—	National Public Finance Guarantee Corp.
AMBAC	—	American Municipal Bond Assurance Corp.	PCR	—	Pollution Control Revenue Bonds
BHAC	—	Berkshire Hathaway Assurance Corp.	RB	—	Revenue Bonds
CAB	—	Capital Appreciation Bonds	Ref.	—	Refunding
Conv.	—	Convertible	Sr.	—	Senior
GO	—	General Obligation	Sub.	—	Subordinated
Gtd.	—	Guaranteed	VRD	—	Variable Rate Demand
INS	—	Insurer

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(e)	Security subject to the alternative minimum tax.

(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2016.

(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(h)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(i)	Zero coupon bond issued at a discount.

(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $1,718,009, which represented 1.30% of the Fund’s Net Assets.

(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage

Assured Guaranty Municipal Corp.	5.4%

(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2016. At May 31, 2016, the Fund’s investments with a value of $11,389,516 are held by TOB Trusts and serve as collateral for the $6,530,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

                                 Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – (continued)

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2016, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $9,514,031 and $10,956,510, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$12,086,525
Aggregate unrealized (depreciation) of investment securities	(31,153)
Net unrealized appreciation of investment securities	$12,055,372
Cost of investments for tax purposes is $126,130,771.

                                 Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	MS-SPI-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.31%

Advertising–0.16%

Interpublic Group of Cos., Inc. (The)	19,026	$454,721
Omnicom Group Inc.	11,335	944,546
		1,399,267

Aerospace & Defense–2.46%

Boeing Co. (The)	29,465	3,717,010
General Dynamics Corp.	13,838	1,963,197
Honeywell International Inc.	36,399	4,143,298
L-3 Communications Holdings, Inc.	3,713	509,460
Lockheed Martin Corp.	12,430	2,936,339
Northrop Grumman Corp.	8,560	1,820,455
Raytheon Co.	14,146	1,834,312
Rockwell Collins, Inc.	6,155	544,102
Textron Inc.	12,829	488,272
United Technologies Corp.	36,805	3,701,847
		21,658,292

Agricultural & Farm Machinery–0.13%

Deere & Co.	14,172	1,166,214

Agricultural Products–0.14%

Archer-Daniels-Midland Co.	28,167	1,204,703

Air Freight & Logistics–0.72%

C.H. Robinson Worldwide, Inc.	6,760	506,865
Expeditors International of Washington, Inc.	8,615	418,258
FedEx Corp.	12,127	2,000,591
United Parcel Service, Inc. -Class B	32,655	3,366,404
		6,292,118

Airlines–0.56%

Alaska Air Group, Inc.	5,900	391,760
American Airlines Group Inc.	28,531	910,424
Delta Air Lines, Inc.	36,834	1,600,805
Southwest Airlines Co.	30,189	1,282,429
United Continental Holdings Inc. (b)	17,008	766,891
		4,952,309

Alternative Carriers–0.08%

Level 3 Communications, Inc. (b)	13,675	737,766

Aluminum–0.07%

Alcoa Inc.	62,210	576,687

Apparel Retail–0.56%
Foot Locker, Inc.	6,489	362,865
Gap, Inc. (The)	10,706	192,601
L Brands, Inc.	12,050	826,028
Ross Stores, Inc.	19,162	1,023,251
TJX Cos., Inc. (The)	31,678	2,411,329

	Shares	Value

Apparel Retail–(continued)

Urban Outfitters, Inc. (b)	4,146	$118,285
		4,934,359

Apparel, Accessories & Luxury Goods–0.41%

Coach, Inc.	13,138	517,900
Hanesbrands, Inc.	18,531	501,634
Michael Kors Holdings Ltd. (b)	8,488	362,607
PVH Corp.	3,918	367,509
Ralph Lauren Corp.	2,737	258,181
Under Armour, Inc.-Class A (b)	8,593	324,214
Under Armour, Inc.-Class C (b)	8,593	300,497
VF Corp.	16,066	1,001,233
		3,633,775

Application Software–0.84%

Adobe Systems Inc. (b)	23,577	2,345,204
Autodesk, Inc. (b)	10,660	621,158
Citrix Systems, Inc. (b)	7,247	615,415
Intuit Inc.	12,151	1,296,026
salesforce.com, inc. (b)	29,838	2,497,739
		7,375,542

Asset Management & Custody Banks–1.12%

Affiliated Managers Group, Inc. (b)	2,577	447,161
Ameriprise Financial, Inc.	7,993	812,648
Bank of New York Mellon Corp. (The)	50,900	2,140,854
BlackRock, Inc.	5,972	2,172,912
Franklin Resources, Inc.	17,664	659,750
Invesco Ltd. (c)	19,702	618,643
Legg Mason, Inc.	5,095	175,778
Northern Trust Corp.	10,184	754,634
State Street Corp.	18,926	1,193,474
T. Rowe Price Group Inc.	11,742	904,839
		9,880,693

Auto Parts & Equipment–0.30%

BorgWarner, Inc.	10,344	352,006
Delphi Automotive PLC (United Kingdom)	13,130	892,315
Johnson Controls, Inc.	30,670	1,354,081
		2,598,402

Automobile Manufacturers–0.52%
Ford Motor Co.	184,463	2,488,406
General Motors Co.	66,499	2,080,089
		4,568,495

Automotive Retail–0.40%
Advance Auto Parts, Inc.	3,468	533,517
AutoNation, Inc. (b)	3,515	177,297
AutoZone, Inc. (b)	1,429	1,089,184
CarMax, Inc. (b)	9,260	496,891

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Automotive Retail–(continued)

O’Reilly Automotive, Inc. (b)	4,597	$1,215,585
		3,512,474

Biotechnology–3.25%

AbbVie Inc.	76,234	4,797,406
Alexion Pharmaceuticals, Inc. (b)	10,659	1,608,443
Amgen Inc.	35,583	5,620,335
Baxalta Inc.	32,232	1,457,853
Biogen Inc. (b)	10,346	2,997,547
Celgene Corp. (b)	36,984	3,902,552
Gilead Sciences, Inc.	64,671	5,630,257
Regeneron Pharmaceuticals, Inc. (b)	3,693	1,473,248
Vertex Pharmaceuticals Inc. (b)	11,657	1,085,849
		28,573,490

Brewers–0.10%

Molson Coors Brewing Co. -Class B	8,696	862,469

Broadcasting–0.24%

CBS Corp. -Class B	19,957	1,101,626
Discovery Communications Inc.-Class A (b)	7,088	197,401
Discovery Communications Inc.-Class C (b)	11,259	301,403
Scripps Networks Interactive Inc.-Class A	4,472	287,729
TEGNA Inc.	10,395	238,669
		2,126,828

Building Products–0.09%

Allegion PLC	4,546	307,492
Masco Corp.	15,799	515,679
		823,171

Cable & Satellite–0.87%

Cablevision Systems Corp. -Class A	10,528	365,111
Comcast Corp. -Class A	115,113	7,286,653
		7,651,764

Casinos & Gaming–0.04%

Wynn Resorts Ltd.	3,850	370,293

Commodity Chemicals–0.15%

LyondellBasell Industries N.V. -Class A	16,358	1,330,887

Communications Equipment–0.98%

Cisco Systems, Inc.	238,091	6,916,544
F5 Networks, Inc. (b)	3,270	360,354
Harris Corp.	5,890	463,955
Juniper Networks, Inc.	16,653	389,847
Motorola Solutions, Inc.	7,505	519,871
		8,650,571

Computer & Electronics Retail–0.05%

Best Buy Co., Inc.	13,329	428,794

Construction & Engineering–0.09%

Fluor Corp.	6,563	346,395
Jacobs Engineering Group, Inc. (b)	5,777	292,836
Quanta Services, Inc. (b)	7,531	180,970
		820,201

	Shares	Value

Construction Machinery & Heavy Trucks–0.43%

Caterpillar Inc.	27,552	$1,997,796
Cummins Inc.	7,669	877,870
PACCAR Inc.	16,623	926,732
		3,802,398

Construction Materials–0.15%

Martin Marietta Materials, Inc.	3,036	573,925
Vulcan Materials Co.	6,300	735,525
		1,309,450

Consumer Electronics–0.06%

Garmin Ltd.	5,520	234,710
Harman International Industries, Inc.	3,378	264,295
		499,005

Consumer Finance–0.79%

American Express Co.	38,771	2,549,581
Capital One Financial Corp.	24,952	1,827,484
Discover Financial Services	19,597	1,113,306
Navient Corp.	16,219	222,363
Synchrony Financial (b)	39,451	1,230,871
		6,943,605

Data Processing & Outsourced Services–2.38%

Alliance Data Systems Corp. (b)	2,793	620,577
Automatic Data Processing, Inc.	21,643	1,901,121
Fidelity National Information Services, Inc.	13,062	970,115
Fiserv, Inc. (b)	10,548	1,111,021
Global Payments Inc.	7,290	566,360
MasterCard, Inc. -Class A	46,393	4,449,089
Paychex, Inc.	15,198	824,035
PayPal Holdings, Inc. (b)	52,643	1,989,379
Total System Services, Inc.	7,972	428,096
Visa Inc. -Class A	90,801	7,167,831
Western Union Co. (The)	23,747	461,879
Xerox Corp.	45,048	449,129
		20,938,632

Department Stores–0.12%

Kohl’s Corp.	8,967	323,170
Macy’s, Inc.	14,681	487,556
Nordstrom, Inc.	6,061	230,197
		1,040,923

Distillers & Vintners–0.20%

Brown-Forman Corp. -Class B	4,754	466,225
Constellation Brands, Inc. -Class A	8,321	1,274,361
		1,740,586

Distributors–0.13%

Genuine Parts Co.	7,073	685,515
LKQ Corp. (b)	14,485	479,019
		1,164,534

Diversified Banks–4.53%

Bank of America Corp.	488,552	7,225,684
Citigroup Inc.	139,488	6,495,956

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Diversified Banks–(continued)

Comerica Inc.	8,246	$388,387
JPMorgan Chase & Co.	173,656	11,334,527
U.S. Bancorp	77,267	3,308,573
Wells Fargo & Co.	218,583	11,086,530
		39,839,657

Diversified Chemicals–0.67%

Dow Chemical Co. (The)	52,854	2,714,582
E. I. du Pont de Nemours and Co.	41,242	2,697,639
Eastman Chemical Co.	6,958	510,439
		5,922,660

Diversified Metals & Mining–0.07%

Freeport-McMoRan Inc.	59,230	656,268

Diversified Support Services–0.04%

Cintas Corp.	4,138	392,282

Drug Retail–0.93%

CVS Health Corp.	51,973	5,012,796
Walgreens Boots Alliance, Inc.	40,831	3,160,319
		8,173,115

Electric Utilities–2.00%

American Electric Power Co., Inc.	23,233	1,503,872
Duke Energy Corp.	32,569	2,547,873
Edison International	15,414	1,104,105
Entergy Corp.	8,423	639,474
Eversource Energy	15,007	828,987
Exelon Corp.	43,525	1,491,602
FirstEnergy Corp.	20,044	657,644
NextEra Energy, Inc.	21,792	2,617,655
PG&E Corp.	23,317	1,400,885
Pinnacle West Capital Corp.	5,251	386,421
PPL Corp.	31,882	1,228,732
Southern Co. (The)	43,190	2,135,314
Xcel Energy, Inc.	24,014	993,459
		17,536,023

Electrical Components & Equipment–0.54%

Acuity Brands, Inc.	2,071	536,472
AMETEK, Inc.	11,144	532,906
Eaton Corp. PLC	21,712	1,338,111
Emerson Electric Co.	30,428	1,582,864
Rockwell Automation, Inc.	6,266	727,169
		4,717,522

Electronic Components–0.22%

Amphenol Corp. -Class A	14,574	855,785
Corning Inc.	52,652	1,099,901
		1,955,686

Electronic Equipment & Instruments–0.02%

FLIR Systems, Inc.	6,458	201,167

Electronic Manufacturing Services–0.12%

TE Connectivity Ltd. (Switzerland)	17,490	1,049,400

	Shares	Value

Environmental & Facilities Services–0.24%

Republic Services, Inc.	11,258	$543,536
Stericycle, Inc. (b)	4,020	393,920
Waste Management, Inc.	19,609	1,195,169
		2,132,625

Fertilizers & Agricultural Chemicals–0.38%

CF Industries Holdings, Inc.	11,028	305,035
FMC Corp.	6,323	300,279
Monsanto Co.	20,834	2,343,200
Mosaic Co. (The)	16,678	420,786
		3,369,300

Food Distributors–0.14%

Sysco Corp.	24,843	1,195,197

Food Retail–0.24%

Kroger Co. (The)	46,118	1,649,180
Whole Foods Market, Inc.	15,358	496,831
		2,146,011

Footwear–0.40%

NIKE, Inc. -Class B	63,868	3,526,791

Gas Utilities–0.04%

AGL Resources Inc.	5,695	374,731

General Merchandise Stores–0.48%

Dollar General Corp.	13,764	1,237,384
Dollar Tree, Inc. (b)	11,109	1,005,809
Target Corp.	28,494	1,959,817
		4,203,010

Gold–0.09%

Newmont Mining Corp.	25,036	811,417

Health Care Distributors–0.54%

AmerisourceBergen Corp.	9,065	679,694
Cardinal Health, Inc.	15,581	1,230,120
Henry Schein, Inc. (b)	3,858	670,250
McKesson Corp.	10,815	1,980,659
Patterson Cos. Inc.	3,989	194,703
		4,755,426

Health Care Equipment–2.25%

Abbott Laboratories	69,705	2,762,409
Baxter International Inc.	25,921	1,118,750
Becton, Dickinson and Co.	10,021	1,667,995
Boston Scientific Corp. (b)	63,795	1,448,784
C.R. Bard, Inc.	3,472	760,507
Edwards Lifesciences Corp. (b)	10,153	1,000,071
Hologic, Inc. (b)	11,682	401,978
Intuitive Surgical, Inc. (b)	1,768	1,122,167
Medtronic PLC	66,531	5,354,415
St. Jude Medical, Inc.	13,418	1,051,435
Stryker Corp.	14,823	1,647,725
Varian Medical Systems, Inc. (b)	4,486	371,396
Zimmer Biomet Holdings, Inc.	8,466	1,033,783
		19,741,415

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Health Care Facilities–0.19%

HCA Holdings, Inc. (b)	14,461	$1,128,247
Universal Health Services, Inc. -Class B	4,255	573,830
		1,702,077

Health Care REIT’s–0.33%

HCP, Inc.	22,026	723,994
Ventas, Inc.	15,900	1,054,647
Welltower Inc.	16,802	1,157,826
		2,936,467

Health Care Services–0.46%

DaVita HealthCare Partners Inc. (b)	7,839	606,111
Express Scripts Holding Co. (b)	29,940	2,261,967
Laboratory Corp. of America Holdings (b)	4,776	611,089
Quest Diagnostics Inc.	6,715	518,197
		3,997,364

Health Care Supplies–0.08%

DENTSPLY SIRONA Inc.	11,415	709,556

Health Care Technology–0.09%

Cerner Corp. (b)	14,317	796,168

Home Entertainment Software–0.24%

Activision Blizzard, Inc.	23,994	942,004
Electronic Arts Inc. (b)	14,634	1,123,160
		2,065,164

Home Furnishings–0.10%

Leggett & Platt, Inc.	6,396	321,463
Mohawk Industries, Inc. (b)	3,009	591,840
		913,303

Home Improvement Retail–1.30%

Home Depot, Inc. (The)	59,988	7,925,614
Lowe’s Cos., Inc.	43,297	3,469,389
		11,395,003

Homebuilding–0.13%

D.R. Horton, Inc.	15,570	475,819
Lennar Corp. -Class A	8,520	388,257
PulteGroup Inc.	15,032	282,000
		1,146,076

Homefurnishing Retail–0.04%

Bed Bath & Beyond Inc. (b)	7,739	346,320

Hotel and Resort REIT’s–0.06%

Host Hotels & Resorts Inc.	35,592	548,117

Hotels, Resorts & Cruise Lines–0.36%

Carnival Corp.	21,321	1,017,867
Marriott International Inc. -Class A	8,994	593,964
Royal Caribbean Cruises Ltd.	8,022	620,822
Starwood Hotels & Resorts Worldwide, Inc.	7,983	586,192
Wyndham Worldwide Corp.	5,299	357,100
		3,175,945

	Shares	Value

Household Appliances–0.07%

Whirlpool Corp.	3,653	$637,887

Household Products–1.90%

Church & Dwight Co., Inc.	6,137	604,372
Clorox Co. (The)	6,107	784,994
Colgate-Palmolive Co.	42,238	2,973,977
Kimberly-Clark Corp.	17,074	2,169,081
Procter & Gamble Co. (The)	125,504	10,170,844
		16,703,268

Housewares & Specialties–0.12%

Newell Brands, Inc.	21,611	1,030,629

Human Resource & Employment Services–0.03%

Robert Half International, Inc.	6,184	257,193

Hypermarkets & Super Centers–0.95%

Costco Wholesale Corp.	20,807	3,095,457
Wal-Mart Stores, Inc.	74,233	5,254,212
		8,349,669

Independent Power Producers & Energy Traders–0.07%

AES Corp. (The)	31,214	346,163
NRG Energy, Inc.	14,898	244,029
		590,192

Industrial Conglomerates–2.48%

3M Co.	28,626	4,818,328
Danaher Corp.	28,285	2,782,113
General Electric Co. (d)	441,473	13,345,729
Roper Technologies, Inc.	4,779	817,591
		21,763,761

Industrial Gases–0.32%

Air Products and Chemicals, Inc.	9,183	1,309,863
Praxair, Inc.	13,476	1,480,473
		2,790,336

Industrial Machinery–0.70%

Dover Corp.	7,328	489,144
Flowserve Corp.	6,131	295,085
Illinois Tool Works Inc.	15,489	1,642,299
Ingersoll-Rand PLC	12,152	811,875
Parker-Hannifin Corp.	6,371	731,646
Pentair PLC (United Kingdom)	8,631	519,931
Snap-on Inc.	2,748	444,681
Stanley Black & Decker Inc.	7,206	815,575
Xylem, Inc.	8,444	377,109
		6,127,345

Industrial REIT’s–0.13%

Prologis, Inc.	24,828	1,180,075

Insurance Brokers–0.49%

Aon PLC	12,778	1,396,252
Arthur J. Gallagher & Co.	8,375	404,764
Marsh & McLennan Cos., Inc.	24,660	1,629,286

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Insurance Brokers–(continued)

Willis Towers Watson PLC	6,536	$836,739
		4,267,041

Integrated Oil & Gas–3.33%

Chevron Corp.	89,099	8,998,999
Exxon Mobil Corp.	196,485	17,491,095
Occidental Petroleum Corp.	36,140	2,726,401
		29,216,495

Integrated Telecommunication Services–2.53%

AT&T Inc. (d)	291,041	11,394,255
CenturyLink Inc.	25,731	697,825
Frontier Communications Corp.	55,271	285,751
Verizon Communications Inc.	192,752	9,811,077
		22,188,908

Internet Retail–2.19%

Amazon.com, Inc. (b)	18,266	13,202,482
Expedia, Inc.	5,558	618,272
Netflix Inc. (b)	20,254	2,077,453
Priceline Group Inc. (The) (b)	2,347	2,967,382
TripAdvisor Inc. (b)	5,367	363,561
		19,229,150

Internet Software & Services–4.24%

Akamai Technologies, Inc. (b)	8,361	456,343
Alphabet Inc.-Class A (b)	13,842	10,365,582
Alphabet Inc.-Class C (b)	14,059	10,343,488
eBay Inc. (b)	51,307	1,254,969
Facebook Inc. -Class A (b)	108,583	12,900,746
VeriSign, Inc. (b)	4,541	388,074
Yahoo! Inc. (b)	41,213	1,563,621
		37,272,823

Investment Banking & Brokerage–0.80%

Charles Schwab Corp. (The)	56,856	1,738,656
E*TRADE Financial Corp. (b)	13,375	373,029
Goldman Sachs Group, Inc. (The)	18,584	2,963,776
Morgan Stanley	72,280	1,978,304
		7,053,765

IT Consulting & Other Services–1.37%

Accenture PLC –Class A	29,709	3,534,480
Cognizant Technology Solutions Corp. –Class A (b)	28,820	1,770,701
CSRA Inc.	6,413	158,850
International Business Machines Corp.	41,826	6,430,329
Teradata Corp. (b)	6,292	178,315
		12,072,675

Leisure Products–0.11%

Hasbro, Inc.	5,313	463,772
Mattel, Inc.	16,086	512,821
		976,593

Life & Health Insurance–0.83%

Aflac, Inc.	19,871	1,380,240

	Shares	Value

Life & Health Insurance–(continued)

Lincoln National Corp.	11,400	$522,690
MetLife, Inc.	51,887	2,363,453
Principal Financial Group, Inc.	12,831	571,749
Prudential Financial, Inc.	21,101	1,672,254
Torchmark Corp.	5,312	327,379
Unum Group	11,301	417,233
		7,254,998

Life Sciences Tools & Services–0.61%

Agilent Technologies, Inc.	15,507	711,616
Illumina, Inc. (b)	6,954	1,007,148
PerkinElmer, Inc.	5,169	283,003
Thermo Fisher Scientific, Inc.	18,748	2,845,384
Waters Corp. (b)	3,805	523,377
		5,370,528

Managed Health Care–1.45%

Aetna Inc.	16,540	1,872,824
Anthem, Inc.	12,365	1,634,158
Centene Corp. (b)	8,039	501,232
Cigna Corp.	12,101	1,550,259
Humana Inc.	7,016	1,210,330
UnitedHealth Group Inc.	44,979	6,012,343
		12,781,146

Metal & Glass Containers–0.07%

Ball Corp.	6,701	484,482
Owens-Illinois, Inc. (b)	7,615	143,924
		628,406

Motorcycle Manufacturers–0.05%

Harley-Davidson, Inc.	8,706	403,871

Movies & Entertainment–1.45%

Time Warner Inc.	37,385	2,828,549
Twenty-First Century Fox, Inc.-Class A	52,965	1,529,629
Twenty-First Century Fox, Inc.- Class B	20,401	596,525
Viacom Inc. –Class B	16,391	727,269
Walt Disney Co. (The)	71,020	7,046,605
		12,728,577

Multi-Line Insurance–0.54%

American International Group, Inc.	54,384	3,147,746
Assurant, Inc.	3,071	268,375
Hartford Financial Services Group, Inc. (The)	18,768	847,750
Loews Corp.	12,670	512,882
		4,776,753

Multi-Sector Holdings–1.45%

Berkshire Hathaway Inc. –Class B (b)	88,645	12,458,168
Leucadia National Corp.	15,767	285,383
		12,743,551

Multi-Utilities–1.11%

Ameren Corp.	11,479	568,784
CenterPoint Energy, Inc.	20,357	458,643

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Multi-Utilities–(continued)

CMS Energy Corp.	13,113	$548,386
Consolidated Edison, Inc.	13,890	1,017,581
Dominion Resources, Inc.	28,219	2,038,823
DTE Energy Co.	8,490	769,873
NiSource Inc.	15,127	360,930
Public Service Enterprise Group Inc.	23,961	1,072,255
SCANA Corp.	6,761	472,661
Sempra Energy	11,156	1,195,031
TECO Energy, Inc.	11,142	306,851
WEC Energy Group, Inc.	14,934	898,131
		9,707,949

Office REIT’s–0.25%

Boston Properties, Inc.	7,266	912,828
SL Green Realty Corp.	4,729	479,331
Vornado Realty Trust	8,386	801,031
		2,193,190

Office Services & Supplies–0.02%

Pitney Bowes Inc.	9,062	168,825

Oil & Gas Drilling–0.06%

Diamond Offshore Drilling, Inc.	3,060	79,009
Helmerich & Payne, Inc.	5,109	312,415
Transocean Ltd.	16,193	158,530
		549,954

Oil & Gas Equipment & Services–0.98%

Baker Hughes Inc.	20,716	960,808
FMC Technologies, Inc. (b)	10,735	292,314
Halliburton Co.	40,611	1,712,972
National Oilwell Varco Inc.	17,779	585,818
Schlumberger Ltd.	65,786	5,019,472
		8,571,384

Oil & Gas Exploration & Production–1.67%

Anadarko Petroleum Corp.	24,055	1,247,492
Apache Corp.	17,898	1,022,692
Cabot Oil & Gas Corp.	21,672	519,478
Chesapeake Energy Corp. (b)	24,480	105,019
Cimarex Energy Co.	4,484	521,400
Concho Resources Inc. (b)	6,067	736,170
ConocoPhillips	58,490	2,561,277
Devon Energy Corp.	24,143	871,321
EOG Resources, Inc.	26,016	2,116,662
EQT Corp.	7,553	553,257
Hess Corp.	12,528	750,803
Marathon Oil Corp.	39,915	521,689
Murphy Oil Corp.	7,650	236,461
Newfield Exploration Co. (b)	9,374	382,178
Noble Energy, Inc.	20,290	725,367
Pioneer Natural Resources Co.	7,724	1,238,312
Range Resources Corp.	8,023	341,700
Southwestern Energy Co. (b)	18,436	252,020
		14,703,298

	Shares	Value

Oil & Gas Refining & Marketing–0.49%

Marathon Petroleum Corp.	25,039	$872,108
Phillips 66	22,210	1,784,796
Tesoro Corp.	5,644	440,684
Valero Energy Corp.	22,256	1,217,403
		4,314,991

Oil & Gas Storage & Transportation–0.48%

Columbia Pipeline Group, Inc.	18,918	483,166
Kinder Morgan Inc.	86,579	1,565,348
ONEOK, Inc.	9,930	429,473
Spectra Energy Corp.	31,771	1,012,224
Williams Cos., Inc. (The)	32,294	715,635
		4,205,846

Packaged Foods & Meats–1.56%

Campbell Soup Co.	8,507	515,269
ConAgra Foods, Inc.	20,540	938,678
General Mills, Inc. (d)	28,073	1,762,423
Hershey Co. (The)	6,785	629,987
Hormel Foods Corp.	12,786	439,966
JM Smucker Co. (The)	5,662	731,247
Kellogg Co.	11,931	887,309
Kraft Heinz Co. (The)	28,132	2,340,301
McCormick & Co., Inc.	5,505	534,371
Mead Johnson Nutrition Co.	8,821	725,792
Mondelez International, Inc. -Class A	74,229	3,302,448
Tyson Foods, Inc. -Class A	13,867	884,437
		13,692,228

Paper Packaging–0.23%

Avery Dennison Corp.	4,230	314,627
International Paper Co.	19,453	820,139
Sealed Air Corp.	9,273	430,638
WestRock Co.	12,010	475,716
		2,041,120

Personal Products–0.11%

Estee Lauder Cos. Inc. (The) -Class A	10,499	963,598

Pharmaceuticals–5.53%

Allergan PLC (b)	18,674	4,402,396
Bristol-Myers Squibb Co.	78,989	5,663,511
Eli Lilly and Co.	46,054	3,455,432
Endo International PLC (b)	9,672	152,914
Johnson & Johnson	130,557	14,712,468
Mallinckrodt PLC (b)	5,271	333,971
Merck & Co., Inc.	131,309	7,387,444
Mylan N.V. (b)	19,501	845,173
Perrigo Co. PLC	6,926	663,788
Pfizer Inc.	286,164	9,929,891
Zoetis Inc.	21,640	1,026,169
		48,573,157

Property & Casualty Insurance–0.85%

Allstate Corp. (The)	17,898	1,208,294
Chubb Ltd.	21,804	2,760,604

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Cincinnati Financial Corp.	6,997	$483,493
Progressive Corp. (The)	27,647	920,645
Travelers Cos., Inc. (The)	13,956	1,592,938
XL Group PLC	13,805	474,202
		7,440,176

Publishing–0.03%

News Corp. -Class A	17,977	215,005
News Corp. -Class B	5,099	62,922
		277,927

Railroads–0.71%

CSX Corp.	45,570	1,204,415
Kansas City Southern	5,133	477,882
Norfolk Southern Corp.	14,108	1,185,919
Union Pacific Corp.	40,047	3,371,557
		6,239,773

Real Estate Services–0.05%

CBRE Group, Inc. -Class A (b)	13,758	410,676

Regional Banks–1.00%

BB&T Corp.	38,416	1,397,190
Citizens Financial Group Inc.	24,972	588,091
Fifth Third Bancorp	37,058	699,284
Huntington Bancshares Inc.	37,616	393,087
KeyCorp	39,536	506,851
M&T Bank Corp.	7,493	895,413
People’s United Financial Inc.	14,687	233,230
PNC Financial Services Group, Inc. (The)	23,708	2,127,556
Regions Financial Corp.	60,932	598,962
SunTrust Banks, Inc.	23,893	1,046,991
Zions Bancorp.	9,676	271,122
		8,757,777

Research & Consulting Services–0.28%

Dun & Bradstreet Corp. (The)	1,733	219,918
Equifax Inc.	5,613	705,722
Nielsen Holdings PLC	17,121	914,090
Verisk Analytics, Inc. -Class A (b)	7,313	580,579
		2,420,309

Residential REIT’s–0.44%

Apartment Investment & Management Co. -Class A	7,408	315,951
AvalonBay Communities, Inc.	6,481	1,165,802
Equity Residential	17,275	1,195,603
Essex Property Trust, Inc.	3,070	697,596
UDR, Inc.	12,638	455,347
		3,830,299

Restaurants–1.32%

Chipotle Mexican Grill, Inc. (b)	1,421	628,025
Darden Restaurants, Inc.	5,412	367,096
McDonald’s Corp.	42,658	5,206,836
Starbucks Corp.	69,935	3,838,732
Yum! Brands, Inc.	19,337	1,587,374
		11,628,063

	Shares	Value

Retail REIT’s–0.67%

Federal Realty Investment Trust	3,296	$504,914
General Growth Properties, Inc.	27,555	740,403
Kimco Realty Corp.	19,574	551,595
Macerich Co. (The)	5,984	456,699
Realty Income Corp.	11,848	711,947
Simon Property Group, Inc.	14,639	2,893,252
		5,858,810

Security & Alarm Services–0.10%

Tyco International PLC	20,090	856,236

Semiconductor Equipment–0.28%

Applied Materials, Inc.	53,498	1,306,421
KLA-Tencor Corp.	7,364	537,057
Lam Research Corp.	7,510	621,903
		2,465,381

Semiconductors–2.49%

Analog Devices, Inc.	14,667	858,019
Broadcom Ltd. (Singapore)	17,543	2,707,937
First Solar, Inc. (b)	3,592	178,343
Intel Corp.	223,513	7,060,776
Linear Technology Corp.	11,324	535,852
Microchip Technology Inc.	10,101	522,020
Micron Technology, Inc. (b)	49,086	624,374
NVIDIA Corp.	24,181	1,129,736
Qorvo, Inc. (b)	6,096	310,713
QUALCOMM, Inc.	70,729	3,884,437
Skyworks Solutions, Inc.	9,055	604,512
Texas Instruments Inc.	47,563	2,882,318
Xilinx, Inc.	12,090	572,945
		21,871,982

Soft Drinks–1.94%

Coca-Cola Co. (The)	184,363	8,222,590
Dr Pepper Snapple Group, Inc.	8,861	809,895
Monster Beverage Corp. (b)	7,065	1,059,750
PepsiCo, Inc.	68,388	6,918,814
		17,011,049

Specialized Consumer Services–0.03%

H&R Block, Inc.	11,163	238,442

Specialized Finance–0.64%

CME Group Inc. -Class A	16,011	1,567,317
Intercontinental Exchange, Inc.	5,624	1,524,779
Moody’s Corp.	8,021	791,191
Nasdaq, Inc.	5,391	355,860
S&P Global Inc.	12,552	1,403,439
		5,642,586

Specialized REIT’s–1.05%

American Tower Corp.	20,056	2,121,524
Crown Castle International Corp.	15,791	1,433,981
Digital Realty Trust, Inc.	6,922	660,705
Equinix, Inc.	3,259	1,179,758
Extra Space Storage Inc.	5,901	548,616
Iron Mountain Inc.	9,105	334,518

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Specialized REIT’s–(continued)

Public Storage	6,967	$1,767,597
Weyerhaeuser Co.	37,349	1,176,493
		9,223,192

Specialty Chemicals–0.50%

Ecolab Inc.	12,604	1,477,713
International Flavors & Fragrances Inc.	3,825	493,425
PPG Industries, Inc.	12,621	1,359,029
Sherwin-Williams Co. (The)	3,710	1,079,944
		4,410,111

Specialty Stores–0.26%

Signet Jewelers Ltd.	3,778	373,909
Staples, Inc.	30,553	268,866
Tiffany & Co.	5,326	329,999
Tractor Supply Co.	6,327	608,025
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	3,013	702,059
		2,282,858

Steel–0.08%

Nucor Corp.	15,042	729,687

Systems Software–3.12%

CA, Inc.	13,999	452,448
Microsoft Corp.	374,224	19,833,872
Oracle Corp.	149,083	5,993,136
Red Hat, Inc. (b)	8,639	669,177
Symantec Corp.	28,858	500,975
		27,449,608

Technology Hardware, Storage & Peripherals–3.72%

Apple Inc.	262,338	26,197,073
EMC Corp.	92,123	2,574,838
Hewlett Packard Enterprise Co.	81,217	1,500,078
HP Inc.	81,695	1,093,079
NetApp, Inc.	13,677	349,174
Seagate Technology PLC	14,024	316,381
Western Digital Corp.	13,283	618,191
		32,648,814

Tires & Rubber–0.04%

Goodyear Tire & Rubber Co. (The)	12,634	353,373

Tobacco–1.72%

Altria Group, Inc.	92,638	5,895,482
Philip Morris International Inc.	73,305	7,233,738
Reynolds American Inc.	39,169	1,946,699
		15,075,919

Trading Companies & Distributors–0.18%

Fastenal Co.	13,650	628,310
United Rentals, Inc. (b)	4,326	301,392
W.W. Grainger, Inc.	2,708	618,372
		1,548,074

Trucking–0.06%

J.B. Hunt Transport Services, Inc.	4,259	352,305

	Shares	Value

Trucking–(continued)

Ryder System, Inc.	2,533	$176,347
		528,652

Water Utilities–0.07%

American Water Works Co., Inc.	8,421	623,996
Total Common Stocks & Other Equity Interests (Cost $467,804,854)		863,904,905

Money Market Funds–1.50%

Liquid Assets Portfolio –Institutional Class, 0.44% (e)	6,583,598	6,583,598
Premier Portfolio –Institutional Class, 0.39% (e)	6,583,598	6,583,598
Total Money Market Funds (Cost $13,167,196)		13,167,196
TOTAL INVESTMENTS–99.81% (Cost $480,972,050)		877,072,101
OTHER ASSETS LESS LIABILITIES–0.19%		1,652,633
NET ASSETS–100.00%		$878,724,734

Investment Abbreviations:

REIT       — Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D and Note 3.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco S&P 500 Index Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco S&P 500 Index Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$877,072,101	$—	$—	$877,072,101
Futures Contracts*	298,439	—	—	298,439
Total Investments	$877,370,540	$—	$—	$877,370,540
*	Unrealized appreciation

NOTE 3 — Derivative Investments

	Open Futures Contracts – Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	144	June-2016	$15,083,280	$298,439

NOTE 4 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the nine months ended May 31, 2016.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain(Loss)	Value 05/31/16	Dividend Income
Invesco Ltd.	$ 626,498	$ 66,503	19,762	$ (48,359)	(6,237)	$ 618,643	$ 16,088

                                 Invesco S&P 500 Index Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $xxx,xxx and $xxx,xxx, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$385,515,480
Aggregate unrealized (depreciation) of investment securities	(11,903,490)
Net unrealized appreciation of investment securities	$373,611,991
Cost of investments for tax purposes is $503,460,110.

                                 Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	SDHYM-QTR-1 05/16	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–97.47%

Alabama–1.12%

Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$500	$517,025
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB	5.50%	01/01/2028	100	100,582
				617,607

Arizona–3.78%

Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB (a)	5.00%	07/01/2035	1,000	1,065,520
Pima (County of) Industrial Development Authority (Americal Leadership); Series 2015, Ref. Education Facility RB (a)	4.60%	06/15/2025	500	512,485
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2008, Water & Wastewater RB (b)	7.50%	12/01/2038	500	517,200
				2,095,205

California–8.61%

Bay Area Toll Authority (San Francisco Bay Area); Series 2007 E-3, Toll Bridge Floating Rate RB (c)(d)	1.11%	10/01/2019	1,000	1,000,240
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB (a)(b)	7.00%	12/01/2027	500	506,775
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $545,000) (a)	5.00%	06/01/2022	545	552,668
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2016 A, RB (a)	5.00%	12/01/2036	1,000	1,128,350
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	89,994
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	655	660,384
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	500	500,005
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	330	331,779
				4,770,195

Colorado–1.23%

Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (a)	5.00%	12/01/2025	150	154,576
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	528,780
				683,356

Connecticut–3.50%

Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.); Series 2016 B-1, Healthcare Facilities RB (a)	3.25%	09/01/2021	700	704,760
Series 2016 B-2, Healthcare Facilities RB (a)	2.88%	09/01/2020	700	702,849
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	500	530,680
				1,938,289

Florida–5.41%

Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	150	154,159
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB (a)	3.75%	07/01/2019	495	501,905
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB	5.50%	06/15/2022	1,240	1,370,374
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	343,722

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014, RB	6.00%	06/01/2021	$600	$629,280
				2,999,440

Illinois–11.05%
Chicago (City of);
Series 2004, Ref. Second Lien Waterworks RB	5.00%	11/01/2026	1,000	1,207,430
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2035	500	503,715
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	220,426
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	103,271
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	109,670
Series 2010 A, Ref. Unlimited Tax GO Bonds (INS-AGM) (e)	5.00%	01/01/2029	500	539,015
Series 2011 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2035	500	500,380
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2028	100	101,431
Illinois (State of) Finance Authority (Greenfields of Geneva); Series 2010 C-1, TEMPS-75SM RB	7.00%	02/15/2017	100	83,269
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB (a)	5.25%	12/01/2025	400	409,664
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	470	504,982
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016 A, RB	6.20%	05/15/2030	360	362,315
Series 2016 B, RB	5.63%	05/15/2020	250	251,108
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	2.75%	05/15/2019	395	399,708
Series 2015, Ref. RB	5.00%	05/15/2025	250	275,580
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	538	553,613
				6,125,577

Iowa–1.80%
Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	1,000	999,930

Kansas–0.47%
Olathe (City of) (West Village Center); Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/2017	265	261,587

Kentucky–2.94%
Kentucky (State of) Economic Development Finance Authority (Republic Services, Inc.); Series 2010 A, Ref. Solid Waste Disposal RB (b)(c)(d)	1.25%	09/01/2016	1,000	1,000,000
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	631,860
				1,631,860
Massachusetts–1.05%
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.00%	01/01/2024	250	250,363
Massachusetts (State of) Port Authority (Delta Airlines Inc.); Series 2001 A, Facilities RB (INS-AMBAC) (b)(e)	5.20%	01/01/2020	195	195,774
Series 2001 A, Facilities RB (INS-AMBAC) (b)(e)	5.50%	01/01/2019	135	135,536
				581,673

Minnesota–1.90%
Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	225	227,700
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	517,583
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	306,747
				1,052,030

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–0.56%
Henderson (City of) (Local Improvement District No. T-18); Series 2006, Special Assessment RB	5.25%	09/01/2026	$320	$312,640
New Jersey–9.87%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, Special Facility RB (b)	5.25%	09/15/2029	800	889,736
Series 2012, Special Facility RB (b)	5.75%	09/15/2027	200	228,210
New Jersey (State of) Economic Development Authority (Paterson Charter School); Series 2012 C, RB	5.00%	07/01/2032	870	795,250
New Jersey (State of) Economic Development Authority; Series 2012, Ref. RB	5.00%	06/15/2019	400	432,052
Series 2012, Ref. RB	5.00%	06/15/2025	600	665,832
New Jersey (State of) Transportation Trust Fund Authority; Series 2010 D, Transportation System RB	5.25%	12/15/2023	750	847,710
Tobacco Settlement Financing Corp.; Series 2007 1-A, Asset-Backed RB	4.50%	06/01/2023	40	40,676
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	600	606,108
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	355	358,617
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	625	608,644
				5,472,835
New York–2.77%
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB (a)(b)	3.75%	01/01/2020	545	569,956
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	960	963,254
				1,533,210
Ohio–5.37%
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	800	779,584
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	1,000	979,330
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	403,380
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (b)	5.00%	12/31/2025	340	407,762
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2008, Ref. PCR (b)(d)	3.95%	05/01/2020	400	406,600
				2,976,656
Oklahoma–5.45%
Comanche (County of) Hospital Authority; Series 2012 A, Ref. RB	5.00%	07/01/2021	475	517,598
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,109,900
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center); Series 2007, Hospital RB	5.00%	12/01/2027	1,000	1,001,570
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (b)(d)	5.00%	06/01/2025	340	392,418
				3,021,486
Ontario–5.58%
Non-Profit Preferred Funding Trust I; Series 2006 A-2A, RB (a)	4.38%	09/15/2037	3,300	604,136
Series 2007 A-2-T, RB (Acquired 02/08/2016; Cost $3,015,064) (a)	4.37%	09/15/2037	13,470	2,487,960
				3,092,096
Pennsylvania–0.54%
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB (d)	2.55%	12/03/2018	300	298,047
Rhode Island–1.06%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	586,585

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

South Carolina–3.63%

Myrtle Beach (City of) (Myrtle Beach Air Force Base); Series 2006 A, Tax Increment Allocation RB	5.25%	10/01/2026	$760	$761,102
Series 2006 A, Tax Increment Allocation RB	5.30%	10/01/2035	1,250	1,251,800
				2,012,902

Tennessee–1.16%

Tennessee Energy Acquisition Corp.; Series 2006 C, Gas RB	5.00%	02/01/2023	545	645,062

Texas–14.98%

Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	503,793
Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2023	280	317,120
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB (b)	4.75%	07/01/2024	200	227,258
Houston (City of), Texas (United Airlines, Inc. Terminal Improvement); Series 2015 B-2, Ref. Airport System Special Facilities RB (b)	5.00%	07/15/2020	1,000	1,107,870
Mission Economic Development Corp. (Natgasoline); Series 2016 A, Sr. Lien RB (a)(b)	5.75%	10/01/2031	1,000	1,058,270
Series 2016 B, Sr. Lien RB (a)(b)	5.75%	10/01/2031	1,000	1,057,010
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facilities RB	4.00%	01/01/2018	435	444,174
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock and Wharf Facility RB (a)(b)(d)	7.25%	02/13/2020	1,500	1,550,715
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	234,424
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	250	253,815
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	1,000	1,257,730
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/2021	250	291,562
				8,303,741

West Virginia–3.48%

Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	915	916,876
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB (a)(b)	6.75%	02/01/2026	1,000	1,009,830
				1,926,706

Wisconsin–0.16%

Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	80	90,351
TOTAL INVESTMENTS(f)–97.47% (Cost $53,672,337)				54,029,066
OTHER ASSETS LESS LIABILITIES–2.53%				1,401,586
NET ASSETS–100.00%				$55,430,652

Investment Abbreviations:

AGM	—Assured Guaranty Municipal Corp.
AMBAC	—American Municipal Bond Assurance Corp.
GO	—General Obligation
IDR	—Industrial Development Revenue Bonds
INS	—Insurer
PCR	—Pollution Control Revenue Bonds
RB	—Revenue Bonds
Ref.	—Refunding
Sr.	—Senior
TEMPS	—Tax-Exempt Mandatory Paydown Securities

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $14,577,429, which represented 26.30% of the Fund’s Net Assets.

(b)	Security subject to the alternative minimum tax.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2016.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Principal and/or interest payments are secured by the bond insurance company listed.

(f)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco Short Duration High Yield Municipal Fund

D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may hold illiquid securities that is unable to sell at the preferred time or price and could lose its entire investment in such securities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Short Duration High Yield Municipal Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$54,029,066	$—	$54,029,066
Futures Contracts*	(49)	—	—	(49)
Total Investments	$(49)	$54,029,066	$—	$54,029,017
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Futures Contracts — Interest Rate Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	1	September-2016	$ (120,117)	$ (49)
(a)	Futures contracts collateralized by $800 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period September 30, 2015 (commencement date) through May 31, 2016 was $75,456,049 and $22,180,052, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year-end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,056,731
Aggregate unrealized (depreciation) of investment securities	(700,002)
Net unrealized appreciation of investment securities	$356,729

Cost of investments is the same for tax and financial reporting purposes.

                                 Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	VK-SCD-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.28%

Airlines–0.64%

Spirit Airlines Inc. (b)	97,397	$4,233,848

Apparel Retail–1.79%

Burlington Stores, Inc. (b)	195,100	11,776,236

Apparel, Accessories & Luxury Goods–0.44%

G-III Apparel Group, Ltd. (b)	74,578	2,917,491

Application Software–9.83%

BroadSoft Inc. (b)	89,729	3,912,184
Cadence Design Systems, Inc. (b)	327,994	8,108,012
Guidewire Software Inc. (b)	207,628	12,187,763
Manhattan Associates, Inc. (b)	79,312	5,229,040
Paycom Software, Inc. (b)(c)	178,238	7,207,945
Qlik Technologies Inc. (b)	220,249	6,321,146
SS&C Technologies Holdings, Inc.	107,773	6,637,739
Tyler Technologies, Inc. (b)	42,313	6,486,160
Ultimate Software Group, Inc. (The) (b)	41,916	8,570,984
		64,660,973

Asset Management & Custody Banks–0.17%

WisdomTree Investments, Inc. (c)	90,546	1,122,770

Auto Parts & Equipment–0.39%

Gentherm Inc. (b)	70,243	2,569,489

Biotechnology–4.16%

Eagle Pharmaceuticals, Inc. (b)	82,913	3,940,855
Esperion Therapeutics, Inc. (b)(c)	162,047	2,774,244
Medivation Inc. (b)	135,715	8,205,329
Neurocrine Biosciences, Inc. (b)	181,937	9,033,172
Retrophin, Inc. (b)	191,746	3,409,244
		27,362,844

Building Products–5.64%

A.O. Smith Corp.	62,081	5,109,266
Allegion PLC	52,935	3,580,523
American Woodmark Corp. (b)	70,304	5,677,751
Lennox International Inc.	35,116	4,823,183
Masonite International Corp. (b)	97,222	6,789,012
Owens Corning	132,195	6,751,199
Trex Co., Inc. (b)	96,806	4,372,727
		37,103,661

Commodity Chemicals–0.43%

Methanex Corp. (Canada)	85,215	2,805,278

	Shares	Value

Communications Equipment–1.86%

ARRIS International PLC (b)	327,472	$7,892,075
Infinera Corp. (b)	332,281	4,356,204
		12,248,279

Construction & Engineering–1.20%

Dycom Industries, Inc. (b)	93,298	7,920,067

Construction Materials–1.28%

Headwaters Inc. (b)	245,608	4,664,096
Summit Materials, Inc. -Class A (b)	171,944	3,739,782
		8,403,878

Consumer Electronics–0.62%

Harman International Industries, Inc.	51,932	4,063,160

Data Processing & Outsourced Services–1.86%

Euronet Worldwide, Inc. (b)	120,454	9,613,434
WNS Holdings Ltd.-ADR (India)(b)	85,705	2,614,002
		12,227,436

Distributors–2.63%

Core-Mark Holding Co., Inc.	99,786	8,543,677
Pool Corp.	95,869	8,778,725
		17,322,402

Diversified Support Services–1.05%

Mobile Mini, Inc.	201,245	6,932,890

Education Services–0.65%

Bright Horizons Family Solutions Inc. (b)	65,889	4,268,948

Electronic Equipment & Instruments–0.67%

Cognex Corp.	101,575	4,374,835

Footwear–1.46%

Skechers U.S.A., Inc. -Class A (b)	308,239	9,607,810

Health Care Equipment–4.67%

DexCom Inc. (b)	122,180	7,879,388
Globus Medical, Inc. -Class A (b)	306,731	7,435,159
Inogen, Inc. (b)	137,105	6,545,393
Wright Medical Group N.V. (b)	458,041	8,858,513
		30,718,453

Health Care Facilities–2.89%

Acadia Healthcare Co., Inc. (b)	138,764	8,169,037
VCA Inc. (b)	167,096	10,849,543
		19,018,580

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

	Shares	Value

Health Care Services–2.24%

Premier Inc. -Class A (b)	148,020	$4,707,036
Team Health Holdings, Inc. (b)	208,810	10,016,616
		14,723,652

Health Care Supplies–1.71%

Align Technology, Inc. (b)	103,351	8,147,159
Penumbra, Inc. (b)(c)	58,497	3,088,057
		11,235,216

Homebuilding–1.14%

TopBuild Corp. (b)	208,312	7,528,396

Household Appliances–1.33%

Helen of Troy Ltd. (b)	85,318	8,773,250

Housewares & Specialties–0.38%

Newell Brands, Inc.	52,310	2,494,664

Human Resource & Employment Services–0.79%

TrueBlue, Inc. (b)	262,946	5,208,960

Industrial Conglomerates–1.29%

Carlisle Cos. Inc.	81,848	8,497,459

Industrial Machinery–1.04%

Woodward Inc.	120,060	6,836,216

Internet Software & Services–1.71%

CoStar Group Inc. (b)	45,369	9,372,782
Marketo, Inc. (b)	53,500	1,884,805
		11,257,587

Investment Banking & Brokerage–2.03%

E*TRADE Financial Corp. (b)	355,040	9,902,066
Evercore Partners Inc. -Class A	66,116	3,438,032
		13,340,098

IT Consulting & Other Services–3.17%

EPAM Systems, Inc. (b)	118,565	9,071,408
InterXion Holding N.V. (Netherlands)(b)	275,376	10,315,585
Virtusa Corp. (b)	41,851	1,474,411
		20,861,404

Leisure Facilities–1.35%

Vail Resorts, Inc.	67,712	8,887,200

Leisure Products–1.49%

Brunswick Corp.	205,187	9,822,302

Life Sciences Tools & Services–5.40%

Bio-Techne Corp.	82,294	9,042,465
Bruker Corp.	226,764	5,986,570
INC Research Holdings, Inc. -Class A (b)	111,181	4,837,485

	Shares	Value

Life Sciences Tools & Services–(continued)

PAREXEL International Corp. (b)	120,148	$7,556,108
VWR Corp. (b)	280,547	8,096,586
		35,519,214

Marine–0.54%

Kirby Corp. (b)	50,961	3,571,347

Metal & Glass Containers–1.09%

Berry Plastics Group Inc. (b)	183,830	7,200,621

Movies & Entertainment–1.75%

Cinemark Holdings, Inc.	237,800	8,603,604
Lions Gate Entertainment Corp. (c)	131,788	2,938,872
		11,542,476

Office Services & Supplies–0.72%

Steelcase Inc. -Class A	297,279	4,744,573

Oil & Gas Exploration & Production–1.87%

Callon Petroleum Co. (b)	360,292	4,103,726
Diamondback Energy Inc. (b)	54,532	4,959,685
Gulfport Energy Corp. (b)	105,166	3,232,803
		12,296,214

Packaged Foods & Meats–1.84%

Hain Celestial Group, Inc. (The) (b)	98,741	4,881,755
WhiteWave Foods Co. (The) (b)	161,594	7,215,172
		12,096,927

Pharmaceuticals–2.66%

Impax Laboratories, Inc. (b)	245,148	8,371,804
Pacira Pharmaceuticals, Inc. (b)(c)	108,307	5,037,359
Teligent, Inc. (b)(c)	678,231	4,062,604
		17,471,767

Regional Banks–3.65%

East West Bancorp, Inc.	222,184	8,576,302
Signature Bank (b)	63,483	8,570,205
SVB Financial Group (b)	62,104	6,843,861
		23,990,368

Research & Consulting Services–0.80%

CEB Inc.	82,416	5,254,844

Restaurants–2.74%

Jack in the Box Inc.	77,131	6,571,561
Texas Roadhouse, Inc.	135,872	6,088,424
Zoe’s Kitchen Inc. (b)(c)	144,870	5,348,601
		18,008,586

Semiconductor Equipment–0.21%

MKS Instruments, Inc.	33,154	1,358,651

Semiconductors–3.39%

Cavium Inc. (b)	118,046	5,872,789

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

	Shares	Value

Semiconductors–(continued)

MACOM Technology Solutions Holdings Inc. (b)	225,376	$8,113,536
Qorvo, Inc. (b)	71,372	3,637,831
Silicon Laboratories Inc. (b)	94,175	4,685,206
		22,309,362

Specialized Finance–2.02%

Bats Global Markets, Inc.	120,980	3,363,244
MarketAxess Holdings, Inc.	70,918	9,924,265
		13,287,509

Specialized REIT’s–0.98%

CoreSite Realty Corp.	84,670	6,422,220

Specialty Chemicals–0.60%

PolyOne Corp.	105,472	3,952,036

Thrifts & Mortgage Finance–0.72%

MGIC Investment Corp. (b)	668,098	4,710,091

Trading Companies & Distributors–0.30%

SiteOne Landscape Supply, Inc. (b)	70,811	1,991,913
Total Common Stocks & Other Equity Interests (Cost $495,171,275)		626,854,451

Money Market Funds–4.89%

Liquid Assets Portfolio –Institutional Class, 0.44% (d)	16,089,128	16,089,128
Premier Portfolio –Institutional Class, 0.39% (d)	16,089,128	16,089,128
Total Money Market Funds (Cost $32,178,256)		32,178,256
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.17% (Cost $527,349,531)		659,032,707

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–3.00%

Liquid Assets Portfolio - Institutional Class, 0.44% (Cost $19,735,689)(d)(e)	19,735,689	19,735,689
TOTAL INVESTMENTS–103.17% (Cost $547,085,220)		678,768,396
OTHER ASSETS LESS LIABILITIES–(3.17)%		(20,887,466)
NET ASSETS–100.00%		$657,880,930

Investment Abbreviations:

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2016.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Small Cap Discovery Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

                                 Invesco Small Cap Discovery Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $181,238,978 and $271,507,366, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$ 156,041,300
Aggregate unrealized (depreciation) of investment securities	(27,306,512)
Net unrealized appreciation of investment securities	$ 128,734,788
Cost of investments for tax purposes is $550,033,608.

                                 Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund Quarterly Schedule of Portfolio Holdings May 31, 2016

invesco.com/us	SRR-QTR-1	05/16	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2016

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities–44.84%

U.S. Treasury Inflation - Indexed Notes–30.23%(b)

2.63%, 07/15/2017	$109,137	$113,918
1.63%, 01/15/2018	127,405	132,332
0.13%, 04/15/2018	352,267	356,649
1.38%, 07/15/2018	112,623	118,019
2.13%, 01/15/2019	113,450	121,296
0.13%, 04/15/2019	346,297	351,313
1.88%, 07/15/2019	117,198	126,167
1.38%, 01/15/2020	142,037	150,535
0.13%, 04/15/2020	347,620	352,071
1.25%, 07/15/2020	242,482	258,269
1.13%, 01/15/2021	272,981	288,710
0.13%, 04/15/2021	109,302	110,545
0.63%, 07/15/2021	258,295	268,418
0.13%, 01/15/2022	297,500	298,936
0.13%, 07/15/2022	289,182	291,169
0.13%, 01/15/2023	289,757	289,216
0.38%, 07/15/2023	286,005	291,284
0.63%, 01/15/2024	286,846	295,641
0.13%, 07/15/2024	279,968	278,143
0.25%, 01/15/2025	283,483	282,613
0.38%, 07/15/2025	280,024	282,975
0.63%, 01/15/2026	200,806	207,381
		5,265,600

U.S. Treasury Inflation - Indexed Bonds–14.61%(b)

2.38%, 01/15/2025	241,514	284,062
2.00%, 01/15/2026	161,710	186,892
2.38%, 01/15/2027	133,770	161,064
1.75%, 01/15/2028	120,131	137,549
3.63%, 04/15/2028	169,440	230,284
2.50%, 01/15/2029	105,908	131,380
3.88%, 04/15/2029	194,368	274,528
3.38%, 04/15/2032	46,010	65,683
2.13%, 02/15/2040	113,795	143,132
2.13%, 02/15/2041	179,180	227,084
0.75%, 02/15/2042	166,066	158,484
0.63%, 02/15/2043	162,176	150,059
1.38%, 02/15/2044	160,089	176,175
0.75%, 02/15/2045	158,401	150,578
1.00%, 02/15/2046	66,534	68,073
		2,545,027
Total U.S. Treasury Securities (Cost $7,770,379)		7,810,627

	Shares

Common Stocks–30.01%

Fixed-Income Funds–30.01%

Invesco Floating Rate Fund –Class R6 (Cost $5,627,620)(c)	714,160	5,227,655

	Principal Amount	Value

Bonds and Notes–23.21%

Advertising–0.06%

Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(d)	$10,000	$10,575

Aerospace & Defense–0.50%

KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(d)	21,000	20,632
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(d)	20,000	20,425
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	38,000	38,760
Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(d)	8,000	8,060
		87,877

Agricultural & Farm Machinery–0.02%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	5,000	4,238

Agricultural Products–0.11%

US Foods, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/30/2019	19,000	19,523

Airlines–0.21%

Air Canada (Canada), Sec. Gtd. Second Lien Notes, 8.75%, 04/01/2020(d)	10,000	10,863
Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(d)	25,000	26,437
		37,300

Alternative Carriers–0.62%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	35,000	36,925
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	15,000	15,375
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(d)	9,000	9,045
5.38%, 01/15/2024(d)	45,000	45,844
		107,189

Aluminum–0.05%

Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(d)	9,000	9,279

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Apparel Retail–0.16%

Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	$33,000	$28,091

Apparel, Accessories & Luxury Goods–0.05%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(d)	4,000	4,003
4.88%, 05/15/2026(d)	4,000	4,012
		8,015

Asset Management & Custody Banks–0.60%

CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(d)	10,000	10,250
First Data Corp., Sec. Second Lien Notes, 5.75%, 01/15/2024(d)	7,000	7,035
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(d)	8,000	8,060
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(d)	38,000	38,570
NBTY, Inc., Sr. Unsec. Notes, 7.63%, 05/15/2021(d)	5,000	5,125
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(d)	29,000	30,377
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(d)	5,000	5,188
		104,605

Auto Parts & Equipment–0.09%

Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	15,000	15,488

Broadcasting–0.77%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	8,000	7,720
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	14,000	14,140
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	17,000	17,850
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(d)	25,000	25,750
Sr. Unsec. Notes, 5.88%, 03/15/2026(d)	9,000	9,338
Sirius XM Radio Inc., Sr. Unsec. Notes, 5.38%, 07/15/2026(d)	23,000	23,000
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(d)	10,000	10,425

	Principal Amount	Value

Broadcasting–(continued)

Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	$25,000	$25,437
		133,660

Building Products–1.42%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	17,000	18,147
BMC Stock Holdings, Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(d)	25,000	26,250
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(d)	24,000	25,260
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(d)	11,000	12,018
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	125,000	127,812
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(d)	25,000	25,750
6.00%, 10/15/2025(d)	12,000	12,810
		248,047

Cable & Satellite–0.99%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	13,000	13,098
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.13%, 05/01/2023(d)	5,000	5,081
5.75%, 02/15/2026(d)	75,000	77,250
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	25,000	25,812
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	55,000	51,150
		172,391

Casinos & Gaming–0.36%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	24,000	25,200
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(d)	6,000	6,195
MGM Growth Properties Operating Partnership LP/ MGP Escrow Co-Issuer Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(d)	5,000	5,275
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	13,000	13,682
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/2022	2,000	2,035
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(d)	10,000	9,713
		62,100

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Commercial Printing–0.12%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(d)	$20,000	$20,700

Commodity Chemicals–0.08%

Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	13,000	13,358

Communications Equipment–0.09%

Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	15,000	16,313

Construction & Engineering–0.12%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	20,000	20,851

Construction Machinery & Heavy Trucks–1.42%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(d)	20,000	20,550
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	125,000	108,750
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	82,000	58,630
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	58,000	59,885
		247,815

Construction Materials–0.07%

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 07/28/2014; Cost $15,300) (d)	15,000	12,075

Consumer Finance–0.26%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	15,000	15,094
5.13%, 09/30/2024	30,000	31,087
		46,181

Diversified Banks–0.09%

Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	15,000	16,001

Diversified Chemicals–0.15%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	29,000	26,317

Diversified Metals & Mining–0.40%

Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(d)	8,000	7,680
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	28,000	25,795

	Principal Amount	Value

Diversified Metals & Mining–(continued)

Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.50%, 11/01/2020(d)	$2,000	$2,050
7.88%, 11/01/2022(d)	12,000	12,240
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	22,000	18,920
8.00%, 06/01/2021(d)	3,000	3,075
		69,760

Electrical Components & Equipment–0.05%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(d)	8,000	7,990

Environmental & Facilities Services–0.26%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	30,000	31,125
GFL Environmental Inc. (Canada), Sr. Unsec. Notes, 9.88%, 02/01/2021(d)	14,000	15,015
		46,140

Gas Utilities–0.29%

AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	10,000	10,587
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(d)	8,000	7,420
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	32,000	31,760
		49,767

General Merchandise Stores–0.08%

Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(d)	14,000	14,858

Health Care Facilities–1.76%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Notes, 6.50%, 03/01/2024(d)	5,000	5,238
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	30,000	25,912
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	60,000	62,137
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	10,200
5.88%, 02/15/2026	15,000	15,600
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	13,000	13,195
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(d)	14,000	14,123

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Health Care Facilities–(continued)

Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(d)	$25,000	$25,812
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	125,000	123,594
8.00%, 08/01/2020	11,000	11,275
		307,086

Health Care Services–0.43%

DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	25,000	24,906
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(d)	17,000	17,383
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(d)	5,000	5,465
Sr. Unsec. Notes, 7.13%, 06/01/2024(d)	26,000	26,845
		74,599

Home Improvement Retail–0.13%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(d)	25,000	22,437

Homebuilding–0.53%

Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	30,000	26,063
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	20,000	20,775
K. Hovnanian Enterprises Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/01/2019(d)	20,000	14,000
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	13,000	13,325
7.15%, 04/15/2020	5,000	5,456
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(d)	12,000	12,105
		91,724

Hotels, Resorts & Cruise Lines–0.04%

Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/2022	6,000	6,360

Household Products–0.94%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	125,000	130,937
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	10,000	10,488

	Principal Amount	Value

Household Products–(continued)

Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	$22,000	$22,385
		163,810

Independent Power Producers & Energy Traders–0.20%

AES Corp. (The), Sr. Unsec. Notes, 6.00%, 05/15/2026	2,000	2,037
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	34,000	33,065
		35,102

Integrated Telecommunication Services–1.30%

CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	14,000	13,964
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(d)	5,000	5,344
10.50%, 09/15/2022(d)	15,000	15,675
11.00%, 09/15/2025(d)	17,000	17,382
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	15,000	15,300
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	25,000	25,250
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	125,000	133,125
		226,040

Internet Software & Services–0.06%

Match Group, Inc., Sr. Unsec. Bonds, 6.38%, 06/01/2024(d)	10,000	10,250

Leisure Facilities–0.09%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,675

Leisure Products–0.14%

Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(d)	24,000	25,200

Life Sciences Tools & Services–0.03%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(d)	5,000	5,063

Metal & Glass Containers–0.32%

Ball Corp., Sr. Unsec. Gtd. Global Bonds, 5.00%, 03/15/2022	10,000	10,488
Berry Plastics Corp., Sr. Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	30,000	30,937

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Metal & Glass Containers–(continued)

Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(d)	$14,000	$14,245
		55,670

Movies & Entertainment–0.19%

Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	17,000	17,637
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(d)	15,000	14,813
		32,450

Oil & Gas Equipment & Services–0.05%

Weatherford International Ltd., Sr. Unsec. Gtd. Global Notes, 5.13%, 09/15/2020	11,000	8,965

Oil & Gas Exploration & Production–1.71%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	13,000	12,740
6.00%, 12/01/2020	27,000	27,000
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(d)	11,000	8,030
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	13,000	13,253
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	8,000	8,060
5.50%, 04/01/2023	31,000	31,155
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/2021	21,000	21,787
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	25,000	26,625
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	22,000	22,055
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 03/15/2022	4,000	3,680
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(d)	12,000	12,720
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	25,000	23,375
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	5,000	4,700
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	41,000	42,589
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	5,000	4,600
6.50%, 01/01/2023	9,000	8,280

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	$13,000	$10,790
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	18,000	16,335
		297,774

Oil & Gas Refining & Marketing–0.13%

Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	22,000	22,055

Oil & Gas Storage & Transportation–0.57%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	13,000	12,123
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	19,000	19,047
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	10,000	9,450
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	16,000	16,280
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	4,000	4,120
6.25%, 10/15/2022	2,000	2,075
6.38%, 05/01/2024	25,000	25,875
Williams Partners L.P., Sr. Unsec. Notes, 4.00%, 11/15/2021	11,000	10,168
		99,138

Packaged Foods & Meats–0.33%

Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(d)	7,000	7,403
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	17,000	17,892
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(d)	30,000	31,725
		57,020

Paper Packaging–0.02%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	4,000	4,160

Paper Products–0.15%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	11,000	10,890
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	15,000	15,225
		26,115

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Pharmaceuticals–0.59%

Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(d)	$31,000	$29,062
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(d)	15,000	14,175
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(d)	25,000	20,937
5.88%, 05/15/2023(d)	5,000	4,238
6.75%, 08/15/2018(d)	5,000	4,913
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(d)	35,000	29,356
		102,681

Regional Banks–0.74%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	125,000	128,125

Restaurants–0.24%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(d)	20,000	20,725
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	19,000	20,639
		41,364

Semiconductors–0.10%

Micron Technology, Inc., Sr. Unsec. Notes, 5.25%, 08/01/2023(d)	15,000	12,825
5.25%, 01/15/2024(d)	5,000	4,225
		17,050

Specialized Consumer Services–0.03%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	5,000	5,250

Specialized Finance–1.04%

Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	8,000	8,220
5.50%, 02/15/2022	35,000	37,187
International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/2020	115,000	135,341
		180,748

Specialized REIT’s–0.63%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	75,000	79,875
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	3,000	3,135

	Principal Amount	Value

Specialized REIT’s–(continued)

GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	$25,000	$26,125
		109,135

Specialty Chemicals–0.28%

GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(d)	15,000	16,706
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(d)	19,000	20,235
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(d)	11,000	11,481
		48,422

Steel–0.29%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 08/05/2020	17,000	17,765
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	25,000	25,937
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(d)	6,000	6,210
		49,912

Technology Hardware, Storage & Peripherals–0.06%

Western Digital Corp., Sr. Sec. Gtd. Notes, 7.38%, 04/01/2023(d)	10,000	10,447

Trading Companies & Distributors–0.13%

HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(d)	5,000	5,206
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	18,000	17,753
		22,959

Trucking–0.35%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(d)	18,000	16,830
6.38%, 04/01/2024(d)	15,000	14,475
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	10,000	10,162
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(d)	20,000	20,300
		61,767

Wireless Telecommunication Services–0.12%

Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(d)	20,000	21,300
Total Bonds and Notes (Cost $3,983,855)		4,042,357

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Shares	Value

Money Market Funds–2.21%

Liquid Assets Portfolio –Institutional Class, 0.44% (e)	192,561	$192,561
Premier Portfolio –Institutional Class, 0.39% (e)	192,560	192,560
Total Money Market Funds (Cost $385,121)		385,121
TOTAL INVESTMENTS–100.27% (Cost $17,766,975)		17,465,760
OTHER ASSETS LESS LIABILITIES–(0.27)%		(47,419)
NET ASSETS–100.00%		$17,418,341

Investment Abbreviations:

Gtd.	— Guaranteed
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.
(c)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of May 31, 2016 represented 30.01% of the Fund’s Net Assets. See Note 3.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2016 was $1,266,452, which represented 7.27% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Strategic Real Return Fund

A. Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

                                 Invesco Strategic Real Return Fund

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Strategic Real Return Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,612,776	$—	$—	$5,612,776
U.S. Treasury Securities	—	7,810,627	—	7,810,627
Corporate Debt Securities	—	4,042,357	—	4,042,357
Total Investments	$5,612,776	$11,852,984	$—	$17,465,760

NOTE 3 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the nine months ended May 31, 2016.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 05/31/16	Dividend Income
Invesco Floating Rate Fund	$4,979,425	$500,400	$(102,300)	$(143,882)	$(5,988)	$5,227,655	$203,553

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended May 31, 2016 was $3,347,605 and $2,717,030, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $1,946,382 and $1,710,559, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$246,060
Aggregate unrealized (depreciation) of investment securities	(620,726)
Net unrealized appreciation (depreciation) of investment securities	$(374,666)
Cost of investments for tax purposes is $17,840,426.

                                 Invesco Strategic Real Return Fund

Item 2.	Controls and Procedures.

(a)	As of May 25, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 25, 2016, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 29, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 29, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 29, 2016

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.